                                                                    Exhibit 10.5
                                                                    ------------


                                    FORM OF

                      __________________________________

                       PARTICIPATION AGREEMENT (1998-1)

                          Dated as of August 1, 1998

                                     among

                   GENERAL AMERICAN RAILCAR CORPORATION II,
                                   as Lessee

                 GENERAL AMERICAN TRANSPORTATION CORPORATION,
                                  as Manager

                               [OWNER TRUSTEE],
                               as Owner Trustee

                             [OWNER PARTICIPANT],
                             as Owner Participant

                      THE FIRST NATIONAL BANK OF CHICAGO,
                             as Indenture Trustee

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                            as Pass Through Trustee

                       Tank Cars and Covered Hopper Cars

                      __________________________________

                       Vedder, Price, Kaufman & Kammholz
                               Chicago, Illinois

                               TABLE OF CONTENTS

SECTION 1.   DEFINITIONS; INTERPRETATION OF THIS AGREEMENT

SECTION 2.   SALE AND PURCHASE; PARTICIPATION IN EQUIPMENT COST;
             CLOSING; TRANSACTION COSTS
     Section 2.1.   Sale and Purchase........................................  3
     Section 2.2.   Participation in Equipment Cost..........................  3
     Section 2.3.   Closing Date; Procedure for Participation................  4
     Section 2.4.   Owner Participant's Instructions to the Owner Trustee;
                    Satisfaction of Conditions...............................  5
     Section 2.5.   Expenses.................................................  5
     Section 2.6.   Calculation of Adjustments to Basic Rent, Stipulated Loss
                    Value and Termination Value; Confirmation and
                    Verification.............................................  9
     Section 2.7.   Postponement of Closing Date............................. 11

SECTION 3.   REPRESENTATIONS AND WARRANTIES
     Section 3.1.   Representations and Warranties of the Owner Trustee...... 13
     Section 3.2.   Representations and Warranties of the Lessee............. 16
     Section 3.3.   Representations and Warranties of the Indenture Trustee.. 20
     Section 3.4.   Representations, Warranties and Covenants Regarding
                    Beneficial Interest and Equipment Notes.................. 21
     Section 3.5.   Representations and Warranties of the Pass Through
                    Trustee.................................................. 22
     Section 3.6.   Representations and Warranties of the Owner Participant.. 23
     Section 3.7.   Representations and Warranties of the Manager............ 25
     Section 3.8.   Opinion Acknowledgment................................... 27

SECTION 4.   CLOSING CONDITIONS
     Section 4.1.   Conditions Precedent to Investment by Each Participant... 27
     Section 4.2.   Additional Conditions Precedent to Investment by the
                    Pass Through Trustee and Indenture Trustee............... 33
     Section 4.3.   Additional Conditions Precedent to Investment by the
                    Owner Participant........................................ 33
     Section 4.4.   Conditions Precedent to the Obligation of the Lessee..... 34

SECTION 5.   FINANCIAL AND OTHER REPORTS OF THE LESSEE

SECTION 6.   CERTAIN COVENANTS OF THE PARTICIPANTS, THE TRUSTEES
             AND THE LESSEE
     Section 6.1.   Restrictions on Transfer of Beneficial Interest.......... 36
     Section 6.2.   Lessor's Liens Attributable to the Owner Participant..... 40
     Section 6.3.   Lessor's Liens Attributable to the Owner Trustee......... 40
     Section 6.4.   Liens Created by the Indenture Trustee and the Loan
                    Participant.............................................. 40
     Section 6.5.   Covenants of Owner Trustee, Owner Participant and
                    Indenture Trustee........................................ 41
     Section 6.6.   Amendments to Operative Agreements....................... 42
     Section 6.7.   Certain Representations, Warranties and Covenants........ 42
     Section 6.8.   Covenants of the Manager................................. 42
     Section 6.9.   Lessee's Purchase in Certain Circumstances............... 42
     Section 6.10.  Owner Participant as Affiliate of Lessee................. 44
     Section 6.11.  No Impairment of Warranties.............................. 44

SECTION 7.   LESSEE'S INDEMNITIES
     Section 7.1.   General Tax Indemnity................................... 44
     Section 7.2.   General Indemnification and Waiver of Certain Claims.... 53

SECTION 8.   LESSEE'S RIGHT OF QUIET ENJOYMENT

SECTION 9.   SUCCESSOR INDENTURE TRUSTEE

SECTION 10.  MISCELLANEOUS
     Section 10.1.  Consents................................................ 58
     Section 10.2.  Refinancing............................................. 58
     Section 10.3.  Amendments and Waivers.................................. 61
     Section 10.4.  Notices................................................. 61
     Section 10.5.  Survival................................................ 64
     Section 10.6.  No Guarantee of Residual Value or Debt.................. 64
     Section 10.7.  Successors and Assigns.................................. 64
     Section 10.8.  Business Day............................................ 65
     Section 10.9.  Governing Law........................................... 65
     Section 10.10. Severability............................................ 65
     Section 10.11. Counterparts............................................ 65
     Section 10.12. Headings and Table of Contents.......................... 65
     Section 10.13. Limitations of Liability................................ 65
     Section 10.14. Maintenance of Non-Recourse Debt........................ 66
     Section 10.15. Ownership of and Rights in Units........................ 67
     Section 10.16. No Petition............................................. 67
     Section 10.17. Consent To Jurisdiction................................. 68
     Section 10.18. WAIVER OF JURY TRIAL.................................... 68

APPENDICES, EXHIBITS AND SCHEDULES
----------------------------------

Appendix A        -        Definitions

Exhibit A-1       -        Form of Certificate of Insurance Broker Confirming
                           Insurance Coverage
                           (Primary Liability)
Exhibit A-2       -        Form of Certificate of Insurance Broker Confirming
                           Insurance Coverage
                           (Excess Liability)

Exhibit B         -        Insurance Requirements

Schedule 1        -        Description of Equipment, Designation of Basic Group
                           Designation of
                           Functional Groups, and Equipment Cost
Schedule 1A       -        List of Existing Car Service Contracts
Schedule 2        -        Commitment Percentage and Payment Information for
                           Participants
Schedule 3        -        Schedule of Basic Rent Payments
Schedule 4        -        Schedule of Stipulated Loss Value and Termination
                           Value
Schedule 5        -        Terms of Equipment Notes
Schedule 6        -        Purchase Information

                       PARTICIPATION AGREEMENT (1998-1)

      This PARTICIPATION AGREEMENT (1998-1), dated as of August 1, 1998 (this "Agreement"), is by and among (i) General American Railcar Corporation II, a Delaware corporation (together with its permitted successors and assigns, the "Lessee"), (ii) General American Transportation Corporation, a New York corporation, as Manager (together with its permitted successors and assigns, the "Manager") under the Management Agreement (such term and other defined terms used herein shall have the meanings assigned thereto in Section 1 below), (iii) [Owner Trustee], not in its individual capacity except as expressly provided herein, but solely as trustee under the Trust Agreement (together with its permitted successors and assigns, the "Owner Trustee"), (iv) [Owner Participant], a ___________ corporation (together with its permitted successors and assigns, the "Owner Participant"), (v) The First National Bank of Chicago, as trustee under the Indenture (together with its permitted successors and assigns, the "Indenture Trustee"), and (vi) The First National Bank of Chicago, not in its individual capacity except as expressly provided herein but solely as Pass Through Trustee under the Pass Through Trust Agreement (herein in such capacity, together with its permitted successors and assigns, called the "Pass Through Trustee" or the "Loan Participant"). The Owner Participant and the Loan Participant are sometimes hereinafter referred to collectively as the "Participants".

                                  WITNESSETH:

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Participant has entered into the Trust Agreement pursuant to which the Owner Trustee agrees, among other things, to hold the Trust Estate for the benefit of the Owner Participant thereunder on the terms specified in the Trust Agreement, subject, however, to the Lien created under the Indenture and, subject to the terms and conditions hereof, to purchase the Equipment described in Schedule 1 hereto from the Lessee and concurrently therewith to lease such Equipment to the Lessee;

     WHEREAS, pursuant to the Pass Through Trust Agreement, on the Closing Date, a grantor trust will be created to facilitate the financing contemplated hereby;

     WHEREAS, on or prior to the Closing Date, the Owner Trustee and the Indenture Trustee will enter into the Indenture, pursuant to which the Owner Trustee will agree, among other things, to issue to the Pass Through Trustee, as Loan Participant, the Equipment Notes as evidence of the loan made by the Loan Participant in connection with the financing of the Equipment Cost;

     WHEREAS, General American Transportation Corporation, a New York corporation ("GATC"), will on the Closing Date, pursuant to the Transfer and Contribution Agreement (i) sell to the Lessee all of GATC's right, title and interest in and to the Equipment, and (ii) contribute to the capital of the Lessee all of GATC's right, title and interest in and to any and all lease agreements with customers of GATC in respect of the Equipment and under which GATC is the Lessor (such lease agreements, together with the other lease agreements being assigned to the Lessee on the Closing Date pursuant to the Transfer and Contribution Agreement are hereinafter referred to collectively as the "Existing Car Service Contracts");

     WHEREAS, pursuant to the terms of the Trust Agreement, the Owner Participant has authorized and directed the Owner Trustee, immediately following the transactions described in the preceding paragraph, (i) to accept delivery from the Lessee of the Bill of Sale evidencing the purchase and transfer of title of each Unit to the Owner Trustee and (ii) to execute and deliver the Lease, pursuant to which, subject to the terms and conditions set forth therein, the Owner Trustee agrees to lease to the Lessee, and the Lessee agrees to lease from the Owner Trustee, each Unit to be delivered on the Closing Date, such lease to be evidenced by the execution and delivery of a Lease Supplement covering such Units;

     WHEREAS, concurrently with the execution and delivery of this Agreement, GATC and the Owner Participant have entered into the Tax Indemnity Agreement relating to the Equipment;

     WHEREAS, the proceeds from the sale of the Equipment Notes to the Loan Participant will be applied, together with the equity contribution made by the Owner Participant pursuant to this Agreement, to effect the purchase of the Equipment by the Owner Trustee as contemplated hereby; and

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee and the Manager have entered into the Management Agreement, pursuant to which the Manager will provide management services with respect to the Equipment.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

          SECTION 1.  DEFINITIONS; INTERPRETATION OF THIS AGREEMENT.

     Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Appendix A hereto. Unless otherwise indicated, all references herein to Sections, Schedules and Exhibits refer to Sections, Schedules and Exhibits of this Agreement.

   SECTION 2.  SALE AND PURCHASE; PARTICIPATION IN EQUIPMENT COST; CLOSING;
                              TRANSACTION COSTS.

     Section 2.1.  Sale and Purchase.  Subject to the terms and conditions
                   -----------------
hereof and on the basis of the representations and warranties set forth herein, the Lessee agrees to sell to the Owner Trustee, and the Owner Trustee agrees to purchase from the Lessee, on the Closing Date and immediately following consummation of the transactions described in the fourth recital clause above, the Units described in Schedule 1, and in connection therewith, the Owner Trustee agrees to pay to the Lessee the cost for each of the Units as specified in Schedule 1; provided, however, that the Owner Trustee shall not be obligated to purchase on the Closing Date any Unit that is destroyed, damaged, defective, in unsuitable condition or otherwise unacceptable to the Lessee for lease pursuant to the Lease. On the Closing Date, the Lessee shall deliver the Units to the Owner Trustee, and the Owner Trustee shall accept such delivery.

     Section 2.2.  Participation in Equipment Cost.
                   -------------------------------

          (a)  Equity Participation.  On the Closing Date, subject to the terms
               --------------------
and conditions hereof and on the basis of the representations and warranties set forth herein, the Owner Participant agrees to participate in the payment of the Equipment Cost for the Units delivered on the Closing Date by making an equity investment in the beneficial ownership of such Units in the amount equal to the product of the aggregate Equipment Cost for the Units delivered on the Closing Date and the percentage set forth opposite the Owner Participant's name in
Schedule 2 (the "Owner Participant's Commitment"). The aggregate amount of the Owner Participant's Commitment plus the aggregate amount of Transaction Costs payable by the Owner Participant shall not exceed the sum of (x) the Owner Participant's Commitment and (y) 1% of the Equipment Cost. The Owner Participant's Commitment shall be paid to the Indenture Trustee to be held (but not as part of the Indenture Estate) and applied on behalf of the Owner Trustee toward payment of the Equipment Cost as provided in Section 2.3.

          (b)  Debt Participation.  On the Closing Date, subject to the terms
               ------------------
and conditions hereof and on the basis of the representations and warranties set forth herein, the Loan Participant agrees to participate in the payment of the Equipment Cost for the Units delivered on the Closing Date by making a secured loan, not from its own funds but solely from funds available to it for such purpose under the Pass Through Trust to be evidenced by the Equipment Notes, to the Owner Trustee in the amount equal to the product of the aggregate Equipment Cost for the Units delivered on the Closing Date and the percentage set forth opposite such Loan Participant's name in Schedule 2 (the "Loan Participant's Commitment"). The Equipment Notes shall bear interest at the Debt Rate.

     Section 2.3.  Closing Date; Procedure for Participation.
                   -----------------------------------------

          (a)  Notice of Closing Date.  Not later than the Pricing Date, the
               ----------------------
Lessee shall give the Owner Participant, the Indenture Trustee, the Owner Trustee and the Loan Participant notice (a "Notice of Delivery") by telex, telegraph, facsimile or other form of telecommunication or telephone (to be promptly confirmed in writing) of the Closing Date, which Notice of Delivery shall specify in reasonable detail the number and type of Units to be delivered on such date, the aggregate Equipment Cost of such Units, and the respective amounts of the Owner Participant's Commitment and the Loan Participant's Commitment required to be paid with respect to such Units. Prior to 12:00 noon, [New York, New York] time, on the Closing Date, subject to the satisfaction (or waiver) of the respective conditions specified in Section 4, the Owner Participant shall make the amount of the Owner Participant's Commitment required to be paid on the Closing Date available to the Indenture Trustee, and immediately prior to the delivery and acceptance of the Units as specified in
Section 2.3(b), the Loan Participant shall make the amount of such Loan Participant's Commitment for the Equipment Cost required to be paid on the Closing Date available to the Indenture Trustee, in either case, by transferring or delivering such amounts, in funds immediately available on the Closing Date, to the Indenture Trustee, either directly to, or for deposit in, the Indenture Trustee's account at The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, ABA No. [_________], Account [_________], Att.: [_________], Trust No. 1998-1. The making available by the
Owner Participant of the amount of the Owner Participant's Commitment for the Equipment Cost shall be deemed a waiver of the Notice of Delivery by the Owner Participant and the Owner Trustee. The making available by the Loan Participant of the amount of the Loan Participant's Commitment for the Equipment Cost shall be deemed a waiver of the Notice of Delivery by the Loan Participant and the Indenture Trustee.

          (b)  Closing.  The closing of the transactions contemplated hereby
               -------
(the "Closing") shall take place at 11:00 a.m., [_________] time, on the
      -------
Closing Date at the offices of [________________________], or at such other place or time as the parties hereto shall agree. Upon receipt by the Indenture Trustee on the Closing Date of the full amount of the Owner Participant's Commitment and the Loan Participant's Commitment in respect of the Units delivered on the Closing Date, the Indenture Trustee, on behalf of the Owner Trustee, shall, subject to the conditions set forth in Sections 4.1 and 4.3 having been fulfilled to the satisfaction of the Participants or waived by the Participants, pay to the Lessee from the funds then held by it, in immediately available funds, an amount equal to the Equipment Cost for the Units delivered on the Closing Date, and simultaneously therewith, (i) the Lessee shall pay to GATC pursuant to the Transfer and Contribution Agreement an amount equal to the Equipment Cost for the Units purchased on the Closing Date, (ii) GATC shall pursuant to the Transfer and Contribution Agreement deliver the Units to the Lessee by delivery of the GATC Bill of Sale and shall make a capital contribution of the Existing Car Service Contracts to the Lessee under the GATC Assignment, (iii) the Lessee shall deliver the Units to the Owner Trustee, (iv) the

Owner Trustee shall, pursuant to the Lease, lease and deliver the Equipment to the Lessee, and the Lessee, pursuant to the Lease, shall accept delivery of the Units under the Lease, such lease, delivery and acceptance of the Units under the Lease shall be conclusively evidenced by the execution and delivery by the Lessee and the Owner Trustee of a Lease Supplement covering the Equipment so delivered as described in Schedule 1, and (v) the Owner Trustee shall execute and deliver an Equipment Note relating to such Lease Supplement to the Loan Participant. Each of the Lessee, the Owner Participant, the Owner Trustee, the Loan Participant and the Indenture Trustee hereby agrees to take all actions required to be taken by it in connection with the Closing as contemplated by this Section 2.3(b).

     Section 2.4.  Owner Participant's Instructions to the Owner Trustee;
                   ------------------------------------------------------
Satisfaction of Conditions.
--------------------------

          (a) The Owner Participant agrees that the making available to the Indenture Trustee of the amount of the Owner Participant's Commitment for the Units delivered on the Closing Date in accordance with the terms of this Section 2 shall constitute, without further act, authorization and direction by the Owner Participant to the Owner Trustee, subject, on the Closing Date, to the conditions set forth in Sections 4.1 and 4.3 having been fulfilled to the satisfaction of the Owner Participant or waived by the Owner Participant, to take the actions specified in [Section 2.1] of the Trust Agreement with respect to the Units on the Closing Date.

          (b) The Owner Participant agrees that the authorization by the Owner Participant or its counsel to the Indenture Trustee to release to the Lessee the Owner Participant's Commitment with respect to the Units delivered on the Closing Date shall constitute, without further act, notice and confirmation that all conditions to closing set forth in Sections 4.1 and 4.3 were either met to the satisfaction of the Owner Participant or, if not so met, were waived by the Owner Participant.

     Section 2.5.  Expenses.
                   --------

          (a) If the Owner Participant shall have made its investment provided for in Section 2.2 and the transactions contemplated by this Agreement are consummated, either the Owner Participant will promptly pay, or the Owner Trustee will promptly pay, with funds the Owner Participant hereby agrees to pay (which, together with the Owner Participant's Commitment, shall not exceed the amount set forth in Section 2.2(a)) to the Owner Trustee, the following ("Transaction Costs") if evidenced by an invoice delivered to the Owner Participant within six (6) months after the Closing Date and approved by the Lessee (such approval not to be unreasonably withheld or delayed):

               (i) the cost of reproducing, printing and filing the Operative Agreements, the Equipment Notes, the Pass Through Certificates, the Prospectus relating to the Pass Through Certificates, and the Underwriting Agreement and all amendments and supplements to the foregoing, including all costs and fees in connection with the initial filing and recording of the Lease, the Indenture and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Agreement and the fees and expenses of the rating agencies in connection with rating the Pass Through Certificates;

               (ii) the reasonable fees and expenses (which shall in no event exceed [$_______________] in the aggregate) of [___________], special counsel for the Owner Participant, plus disbursements, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

               (iii) all costs and fees in connection with the qualification of the Pass Through Certificates under federal or state securities laws in accordance with the provisions of [Section 9(b)] of the Underwriting Agreement, including filing fees and the fees and disbursements of Milbank, Tweed, Hadley & McCloy in connection therewith and in connection with the preparation of any blue sky memorandum;

               (iv) the reasonable fees and expenses of Ernst & Young, accountants of the Lessee, for their services rendered in connection with issuing an "agreed upon procedure letter" and "comfort letters" to the Underwriters and the Owner Participant;

               (v) the reasonable fees and expenses of Vedder, Price, Kaufman & Kammholz, special counsel for GATC and the Lessee, for their services rendered in connection with the preparation of documentation, negotiation, execution and delivery of the Underwriting Agreement, this Agreement and the other Operative Agreements;

               (vi) the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special counsel for the Underwriters, for their services rendered in connection with the preparation of documentation, negotiation, execution and delivery of the Underwriting Agreement, this Agreement and the other Operative Agreements;

               (vii)  the reasonable fees and expenses of [Alvord & Alvord],
     special STB counsel, [            ], special Mexican counsel, and
     [             ], special Canadian counsel;

               (viii) the reasonable fees and expenses of [____________], special counsel for the Owner Trustee, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

               (ix) the reasonable fees and expenses of [_______________], special counsel for the Indenture Trustee, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

                (x) the commissions payable to the Underwriters in connection with the sale of the Pass Through Certificates;

                (xi) the initial fees and reasonable out-of-pocket expenses of the Owner Trustee;

                (xii) the initial fees and reasonable out-of-pocket expenses of the Indenture Trustee;

                (xiii) the initial fees and reasonable out-of-pocket expenses of the Pass Through Trustee;

                (xiv) the reasonable fees and expenses of Rail Solutions, Inc. for their services rendered in connection with delivering the Appraisal required by Section 4.3(a) and for other consulting services; and

                (xv) the costs incurred in connection with any adjustment pursuant to Section 2.6(a).

          Except as expressly provided above, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature of, or costs incurred by, parties to this Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above).

          (b) Upon the consummation of the transactions contemplated by this Agreement, the Lessee agrees to pay when due: (i) the reasonable expenses (including reasonable legal fees and expenses) of the Owner Trustee, the Indenture Trustee and the Participants incurred subsequent to the delivery of the Equipment on the Closing Date, in connection with any supplements, amendments, modifications, alterations, waivers or consents (whether or not consummated) of any of the Operative Agreements which are (1) requested by, or necessitated by action or inaction on the part of, the Lessee or by any applicable law or regulation (other than laws or regulations solely relating to the business of the Lessor or the Owner Participant) or entered into in connection with, or as a result of, a Lease Default or (2) necessary or required to effectuate the purpose or intent of any Operative Agreement (including costs incurred in connection with any adjustment pursuant to Section 2.6); and (ii) the ongoing reasonable fees and expenses (including reasonable legal fees and expenses) of the Owner Trustee under the Trust Agreement; (iii) the ongoing reasonable fees and expenses of the Indenture Trustee under the Operative Agreements;

and (iv) the ongoing reasonable fees and expenses of the Pass Through Trustee under the Pass Through Trust Agreement.

          (c) If the transactions contemplated hereby are not consummated as a result of bad faith on the part of the Owner Participant or default by the Owner Participant in its obligations to consummate the transactions contemplated hereby, the Owner Participant shall pay any and all Transaction Costs (other than any Transaction Costs incurred in connection with items that will benefit the Lessee in connection with the closing of the transactions contemplated hereby with an owner participant other than the Owner Participant). If the transactions contemplated hereby are not consummated due to any other reason, the Lessee shall pay all Transaction Costs; provided, however, that in the case of a failure to close due to a change in tax law or regulation the Owner Participant shall be responsible for its own fees and expenses (including fees and expense of its counsel and out of pocket costs).

          (d) Notwithstanding the foregoing provisions of this Section 2.5, except as specifically provided in Section 7.2 or in any other Operative Agreement, the Lessee shall have no liability for any costs or expenses relating to any voluntary transfer of the Owner Participant's interest in the Equipment including any transfer prior to the Closing Date of the Owner Participant's obligation to fund its participation pursuant to Section 2 (other than in connection with any transfer pursuant to Sections 10.2, 11.4, 22.1 or 22.3 of the Lease or Section 6.9 hereof or following a Lease Event of Default), and no such costs or expenses shall constitute Transaction Costs, and the Lessee will not have any obligation with respect to the costs and expenses resulting from any voluntary transfer of any equity interest by any transferee of the Owner Participant, whenever occurring (other than in connection with a Lease Event of Default).

          (e) In addition, the Lessee agrees to pay all Transaction Costs for which the Owner Participant is not responsible pursuant to Section 2.5(a).

      Section 2.6.  Calculation of Adjustments to Basic Rent, Stipulated Loss
                    ---------------------------------------------------------
Value and Termination Value; Confirmation and Verification.
----------------------------------------------------------

          (a) Calculation of Adjustments.  In the event that (A) the Closing
              --------------------------
Date is other than August __, 1998, (B) the actual interest rate on the Equipment Notes is different than the Debt Rate or the amortization of the Equipment Notes is different from that set forth on Schedule 5, (C) a refinancing contemplated by Section 10.2 occurs, (D) the actual aggregate Equipment Cost or composition of the Units is different from that set forth on
Schedule 1, (E) the actual aggregate amount of Transaction Costs is other than an amount equal to 1% of the Total Equipment Cost, (F) there is any change in, or cost relating to a revision in, the structure of the transaction contemplated hereby as required by any of the Rating Agencies, or (G) there is any change in the Code or in the regulations promulgated thereunder, which change is enacted (in the case of the Code) or promulgated and adopted (in the case of such regulations) and effective after the date hereof and prior to the Pricing Date (provided that the Owner Participant or the Lessee, as the case may be, shall have provided notice to the other prior to the Pricing
Date), and which change alters or eliminates the tax assumptions used in calculating Basic Rent, Stipulated Loss Values, Termination Values and Early Purchase Price, then, in each such case, the Owner Participant shall recalculate the payments or amounts, as the case may be, of Basic Rent, Stipulated Loss Values, Termination Values and Early Purchase Price, (i) to preserve the Net Economic Return that the Owner Participant would have realized had such event not occurred, and (ii) to minimize to the greatest extent possible, consistent with the foregoing clause (i), the present value (discounted monthly at an interest rate per annum equal to the Debt Rate) of the payments of Basic Rent. Any such recalculation performed due to the occurrence of an event described in clause (B), (D) or (G) above shall be made prior to the Pricing Date, and any such recalculation performed due to the occurrence of an event described in clause (A) or (F) above shall be made prior to the Closing Date. In performing any such recalculation and in determining the Owner Participant's Net Economic Return, the Owner Participant shall utilize the same methods and assumptions originally used in making the computations of Basic Rent, Stipulated Loss Values, Termination Values and Early Purchase Price with respect to the Basic Term initially set forth in Schedules 3, 4 and 6 (other than those assumptions changed as a result of any of the events described in clauses (A) through (G) of the preceding sentence necessitating such recalculation; it being agreed that such recalculation shall reflect solely any changes of assumptions or facts resulting directly from the event or events necessitating such recalculation). Such adjustments shall comply (to the extent the original structure complied) with Section 467 of the Code and the requirements of Sections 4.02(5), 4.07(1) and (2) and 4.08(1) of Revenue Procedure 75-28, as amended, calculated, except in the case of a refinancing pursuant to Section 10.2, without taking into account any change after the Pricing Date in or to (i) Section 467 of the Code (and any regulations thereunder), or (ii) Section 4.08(l) of Revenue Procedure 75-28.

          (b) Confirmation and Verification.  Upon completion of any
              -----------------------------
recalculation described in Section 2.6(a), a duly authorized officer of the Owner Participant shall provide a certificate to the Lessee either (x) stating that the payments of Basic Rent, Stipulated Loss Values, Termination Values and Early Purchase Price with respect to the Basic Term as are then set forth in Schedules 3, 4 and 6 do not require change, or (y) setting forth such adjustments to the payments of Basic Rent, Stipulated Loss Values, Termination Values or Early Purchase Price with respect to the Basic Term as have been calculated by the Owner Participant in accordance with Section 2.6(a). Such certificate shall describe in reasonable detail the basis for any such adjustments, and any such adjustment and corresponding adjustments to the Stipulated Loss Values, Termination Values and Early Purchase Price will be computed on a basis consistent with that used by the Owner Participant in the original calculation of Basic Rent. Any such adjustment shall be deemed approved upon notice of such approval by the Lessee to the Owner Participant or on the thirty-first (31st) day following delivery of such certificate by the Owner Participant to the Lessee unless the Lessee, prior to such day, requests verification pursuant to the following sentence, and shall become effective, in the case of adjustments made pursuant to clause (A), (B), (D), (E), (F) or (G) of the first sentence of Section 2.6(a), as of the earlier of (i) the first Rent Payment Date and (ii) the date the Lessee approves or has been deemed to have approved such adjustment (except that any such adjustment to Stipulated Loss Value shall be effective [as of the Closing Date]), and, in the case of an adjustment made pursuant to clause
(C) of the first sentence of Section 2.6(a), as of the date of the refinancing. If the Lessee shall so request, the recalculation of any such adjustments described in this Section 2.6 shall be verified by a nationally recognized firm of independent accountants selected by the Owner Participant and reasonably acceptable to the Lessee, and any such recalculation of such adjustment as so verified shall be binding on the Lessee and the Owner Participant. Such accounting firm shall be requested to make its determination within 30 days. The Owner Participant shall provide to a representative of such accounting firm, on a confidential basis, such information as it may reasonably require, including the original assumptions used by the Owner Participant and the methods used by the Owner Participant in the original calculation of, and any recalculation of, Basic Rent, Stipulated Loss Values, Termination Values and Early Purchase Price and such other information as is necessary to determine whether the computation is accurate and in conformity with the provisions of this Agreement, provided that in no event shall the Owner Participant have any obligation to provide the Lessee with any such information; and provided, further, that the Owner Participant shall have no obligation to disclose to the Lessee, such accounting firm or any other Person, or to permit the Lessee, such accounting firm or any other Person, to examine any federal, state or local income tax returns of the Owner Participant, or books or accounting records related thereto, for any taxable year. Subject to the immediately following sentence, the costs of such verification shall be borne by the Lessee. If such accounting firm's verification shall result in an increase in the net present value (expressed as a percentage of Total Equipment Cost) of the Basic Rent (discounted monthly at a rate per annum equal to the Debt Rate) under the Lease calculated as of the Closing Date, as compared to the net present value of Basic Rent proposed by the Owner Participant, by more than the greater of (i) ten basis points or (ii) 5% of the proposed adjustment, then the Owner Participant agrees to reimburse the Lessee for any amounts paid for such verification. Any revised adjustment resulting from such verification shall become effective on the next Rent Payment Date after such verification has been concluded (except that, in the case of adjustments made pursuant to clause (A), (B), (D), (E), (F) or (G) of the first sentence of Section 2.6(a), any such adjustment to Stipulated Loss Value shall be effective as of the Closing Date and, in the case of an adjustment pursuant to clause (C) of the first sentence of Section 2.6(c), as of the date of the refinancing), and shall take into account any underpayment or overpayment, together with interest thereon at the Debt Rate, resulting from an earlier effectiveness of the original adjustment.

          (c) Compliance.  Notwithstanding the foregoing, any adjustment made to
              ----------
the payments of Basic Rent, Stipulated Loss Values, Termination Values or Early Purchase Price with respect to the Basic Term, pursuant to the foregoing, shall comply with the following requirements: (i) each installment of Basic Rent, as so adjusted, under any circumstances and in any event, will be in an amount at least sufficient for the Owner Trustee to pay in full as of the due date of such installment any payment of principal of and interest on the Equipment Notes required to be paid on the due date of such installment of Basic Rent in accordance with the Scheduled Amortization, and (ii) Stipulated Loss Value, Termination Value and Early Purchase Price, as so adjusted, under any circumstances and in any event, will be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with an Event of Loss or a termination of the Lease, as the case may be, will be at least sufficient to pay in full, as of the date of payment thereof, the aggregate unpaid principal of and all unpaid interest on the Equipment Notes in accordance with the Scheduled Amortization accrued to the date on which Stipulated Loss Value, Termination Value or Early Purchase Price, as the case may be, is paid in accordance with the terms of the Lease.

          (d) Invoices.  All invoices in respect of Transaction Costs to the
              --------
extent not delivered on the Closing Date shall be directed to the Owner Participant at the address set forth in Section 10.4, with a copy to the Lessee.

      Section 2.7.  Postponement of Closing Date.
                    ----------------------------

          (a) The scheduled Closing Date may be postponed from time to time with respect to all of the Units for any reason (but to no later than September 30, 1998) if the Lessee gives the Owner Participant, the Indenture Trustee, the Pass Through Trustee, the Owner Trustee and the Underwriters telex, telegraphic, facsimile or telephonic (confirmed in writing) notice of the postponement and notice of the date to which such Closing Date has been postponed, the notice of postponement to be received by each party no later than 5:30 p.m., [New York, New York] time, on the originally scheduled Closing Date, and the term "Closing Date" as used in this Agreement shall mean the postponed "Closing Date".

          (b) In the event of any postponement of the originally scheduled Closing Date pursuant to this Section 2.7 (the originally scheduled Closing Date being referred to as the "Scheduled Closing Date" for the purposes of this
Section 2.7): (i) the Lessee will reimburse the Owner Participant for the loss of the use of its funds with respect to each such Unit occasioned by such postponement or failure to deliver or accept (unless such failure to accept is caused by a default by the Owner Participant hereunder or by the Owner Trustee (acting pursuant to instructions from the Owner Participant) under the Trust Agreement, the Lease or the Indenture) by paying to the Owner Participant on demand interest at the Debt Rate, for the period from and including the Scheduled Closing Date to but excluding the earlier of the date upon which such funds are returned to the Owner Participant (unless such funds are returned after 1:00 p.m. ([New York, New York] time) in which case such date of return shall be included) or the actual Closing Date; provided that the Lessee shall in any event pay to the Owner Participant at least one day's interest at the Debt Rate on the amount of such funds, unless the Owner Participant shall have received, prior to 12:00 noon ([New York, New York] time) on the Business Day preceding the

Scheduled Closing Date, a notice of postponement of the Scheduled Closing Date pursuant to Section 2.7(a), and (ii) the Indenture Trustee will return not later than 10:00 a.m. [New York, New York] time, on the first Business Day following the Scheduled Closing Date, any funds which it shall have received from the Owner Participant as the Owner Participant's Commitment for such Units, absent joint instructions from the Lessee and the Owner Participant to retain such funds until the specified date of postponement established under Section 2.7(a).

          (c) The Indenture Trustee agrees that, in the event it has received telephonic notice (to be confirmed promptly in writing) from the Lessee on the Scheduled Closing Date that such Scheduled Closing Date is to be postponed, it will, if instructed in the aforementioned notice from the Lessee (which notice shall specify the Specified Investments to be purchased), use reasonable best efforts to invest, at the risk of the Lessee (except as provided below with respect to the Indenture Trustee's gross negligence or willful misconduct), the funds received by it from the Owner Participant with respect to the Owner Participant's Commitment in Specified Investments in accordance with the Lessee's instructions. Any such Specified Investments purchased by the Indenture Trustee upon instructions from the Lessee shall be held in trust by the Indenture Trustee (but not as part of the Indenture Estate under the Indenture) for the benefit of the Owner Participant whose funds are invested in Specified Investments upon instructions from the Lessee, and any net profits on the investment of such funds (including interest), if any, shall be for the account of and shall on the Closing Date, or on the date such funds are returned to the Owner Participant, be paid over to, the Lessee. The Lessee shall pay to the Indenture Trustee on the Closing Date (if such Unit or Units are delivered and accepted pursuant hereto) the amount of any net loss on the investment of such funds invested at the instruction of the Lessee. If the funds furnished by the Owner Participant with respect to such Unit or Units are required to be returned to the Owner Participant, the Lessee shall, on the date on which such funds are so required to be returned, reimburse the Indenture Trustee, for the benefit of the Owner Participant, for any net losses incurred on such investments. The Indenture Trustee shall not be liable for failure to invest such funds or for any losses incurred on such investments except for its own willful misconduct or gross negligence. In order to obtain funds for the payment of Equipment Cost for such Unit or Units or to return funds furnished by the Owner Participant to the Indenture Trustee for the benefit of the Owner Participant with respect to such Unit or Units, the Indenture Trustee is authorized to sell any Specified Investments purchased as aforesaid with the funds received by it from the Owner Participant in connection with such Unit or Units.

          (d) Notwithstanding the provisions of Section 2.7(a), the Owner Participant shall not be under any obligation to make the Owner Participant's Commitment available beyond 12:00 noon ([New York, New York] time) on September 30, 1998.

                  SECTION 3.  REPRESENTATIONS AND WARRANTIES.

      Section 3.1.  Representations and Warranties of the Owner Trustee.  The
                    ---------------------------------------------------
Owner Trustee, in its individual capacity (except with respect to clauses (c) and (k) (to the extent applicable to the Owner Trustee in its capacity as Owner Trustee) below) and as Owner Trustee with respect to clauses (c), (e) (to the extent provided therein), (f) and (k) (to the extent applicable to the Owner Trustee in its capacity as Owner Trustee) below, represents and warrants to each of the Owner Participant, the other Trustees and the Lessee, notwithstanding the provisions of Section 10.13 or any similar provision in any other Operative Agreement, that, as of the date hereof:

          (a) the Owner Trustee in its individual capacity (i) is a [national banking association] duly organized and validly existing in good standing under the laws of [the United States of America], (ii) has full corporate power and authority to carry on its business as now conducted and execute, deliver and perform its obligations hereunder and under the Trust Agreement and (iii) (assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant) has full power and authority, as Owner Trustee and/or, to the extent expressly provided herein or therein, in its individual capacity, execute, deliver and perform its obligations under each of the Owner Trustee Agreements;

          (b) (i) the Owner Trustee, in its individual capacity, has duly authorized, executed and delivered the Trust Agreement, (ii) (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant) the Owner Trustee in its trust capacity and, to the extent expressly provided therein, in its individual capacity, has, or on or prior to the Closing Date will have, duly authorized, executed and delivered each of the other Owner Trustee Agreements and, as of the Closing Date, the Equipment Notes, the Lease Supplements and the Indenture Supplements to be delivered on the Closing Date, and (iii) the Trust Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, in its individual capacity, enforceable against it in its individual capacity in accordance with the terms thereof except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (c) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, each of the Owner Trustee Agreements (other than the Trust Agreement) to which it is a party constitutes, or when entered into will constitute, a legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

          (d) neither the execution and delivery by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Owner Trustee Agreements or the Equipment Notes to be delivered on the Closing Date, nor the consummation by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (i) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it in its individual capacity, or (ii) violates or will violate[ its articles of association] or by-laws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which the Owner Trustee in its individual capacity is a party or by which it or any of its properties may be bound or affected, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of [____________] governing the banking or trust powers of the Owner Trustee, or any judgment or order applicable to or binding on it;

          (e) there are no Taxes payable by the Owner Trustee, either in its individual capacity or as Owner Trustee, imposed by the State of [____________] or any political subdivision thereof or by the United States of America in connection with the execution and delivery by the Owner Trustee in its individual capacity of the Trust Agreement, and, in its individual capacity or as Owner Trustee, as the case may be, of this Agreement, the other Owner Trustee Agreements (other than the Trust Agreement) or the Equipment Notes to be delivered on the Closing Date solely because the Owner Trustee in its individual capacity is a [national banking association] with its principal place of business in [____________] and performs certain of its duties as Owner Trustee in the State of [____________]; and there are no Taxes payable by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, imposed by the State of [____________]or any political subdivision thereof or by the United States of America in connection with the acquisition of its interest in the Equipment (other than franchise or other taxes based on or measured by any fees or compensation received by the Owner Trustee for services rendered in connection with the transactions contemplated hereby) solely because the Owner Trustee in its individual capacity is a [national banking association] with its principal place of business in [____________] and performs certain of its duties as Owner Trustee in the State of [____________];

          (f) there are no pending or, to its knowledge, threatened actions or proceedings against the Owner Trustee, either in its individual capacity or as Owner Trustee, before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under the Trust Agreement, the other Owner Trustee Agreements or the Equipment Notes to be delivered on the Closing Date;

          (g) both its chief executive office, and the place where its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate, are located in [____________], and the Owner Trustee, in its individual capacity, agrees to give the Owner

Participant, the Indenture Trustee and the Lessee written notice within 30 days following any relocation of said chief executive office or said place from its present location;

          (h) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any [____________] state or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of the Owner Trustee, in its individual capacity, is required for the execution and delivery of, or the carrying out by, the Owner Trustee in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement or of any of the transactions contemplated by any of the other Owner Trustee Agreements, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken;

          (i) on the Closing Date, the Owner Trustee's right, title and interest in and to the Equipment delivered on the Closing Date shall be free and clear of any Lessor's Lien attributable to the Owner Trustee in its individual capacity;

          (j) proceeds received by the Owner Trustee from the Owner Participant pursuant to the Trust Agreement will be administered by it in accordance with [Article III of the Trust Agreement];

          (k) the Owner Trustee shall receive from the Lessee such title as was conveyed to it by the Lessee, subject to the rights of the Owner Trustee and the Lessee under the Lease and the Lien created pursuant to the Indenture and the Indenture Supplement in respect of the Units delivered on the Closing Date, and there will be no Lessor's Liens attributable to the Owner Trustee on the Equipment or any interest therein or on the Trust Estate; and

          (l) to its knowledge, no Indenture Default has occurred and is continuing.

      Section 3.2.  Representations and Warranties of the Lessee.  The Lessee
                    --------------------------------------------
represents and warrants to each of the Trustees and the Participants, as of the date hereof:

          (a) the Lessee is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, is duly licensed or qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its ability to carry on its business as now conducted or to enter into and perform its obligations under the Lessee Agreements, is a special purpose corporation organized to enter into the transactions contemplated by this Agreement and similar railcar financings, has the corporate power and authority to sell the Equipment to the Owner Trustee and to carry on its business as now conducted, has the requisite power and authority to execute, deliver and perform its obligations under the Lessee Agreements and has conducted no business or operations prior to the date hereof (other than those associated with its organization);

          (b) the Lessee Agreements have been duly authorized by all necessary corporate action (including the requisite approval of its sole stockholder), this Agreement has been duly executed and delivered (and in the case of the other Lessee Agreements, such other Lessee Agreements will on the Closing Date have been duly executed and delivered) by the Lessee, and constitutes (and in the case of the other Lessee Agreements, such other Lessee Agreements will on the Closing Date constitute) the legal, valid and binding obligations of the Lessee, enforceable against the Lessee in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (c) the execution, delivery and performance by the Lessee of each Lessee Agreement and compliance by the Lessee with all of the provisions thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on the Lessee or any of its properties, or contravene the provisions of, or constitute a default by the Lessee under, or result in the creation of any Lien (except for Permitted Liens) upon the property of the Lessee under its certificate of incorporation or by-laws or any indenture, mortgage, contract or other agreement or instrument to which the Lessee is a party or by which the Lessee or any of its properties may be bound or affected;

          (d) there are no proceedings pending or, to the knowledge of the Lessee, threatened against the Lessee in any court or before any governmental authority or arbitration board or tribunal. The Lessee is not subject to any order of any court or governmental authority or arbitration board or tribunal;

          (e) the unaudited balance sheet of the Lessee as at the Closing Date fairly presents, in conformity with generally accepted accounting principles applied on a pro forma basis, the pro forma financial position of the Lessee as of such date;

          (f) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any trustee or any holder of indebtedness of the Lessee or any governmental authority on the part of the Lessee is required in connection with the execution and delivery by the Lessee of the Lessee Agreements or in order for the Lessee to perform its obligations thereunder in accordance with the terms thereof, other than notices required to be filed with the STB and the Registrar General of Canada, which notices shall have been filed on the Closing Date, it being understood that the registration of the issuance and sale of the Pass Through Certificates to be issued pursuant to the provisions of the Pass Through Trust Agreements under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Pass Through Certificates may be offered for sale if the laws of such state require such action has been duly accomplished and the qualification of the Pass Through Trust Agreement under the Trust Indenture Act of 1939, as amended, has been duly obtained;

          (g) the Lease, the Indenture, the Memorandum of Intercreditor Agreement, the Lease Supplements in respect of the Units delivered on the Closing Date and the Indenture Supplements in respect of the Units delivered on the Closing Date will on or before the Closing Date be duly filed with the STB pursuant to 49 U.S.C. (S)11301 and deposited with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act, and such filing with the STB pursuant to 49 U.S.C. (S)11301 will perfect the Owner Trustee's, the Indenture Trustee's and the Collateral Agent's rights in such Operative Agreements and in the Units, and such deposit with the Registrar General of Canada will perfect the Owner Trustee's, the Indenture Trustee's and the Collateral Agent's rights in such Operative Agreements and in the Units and no other filing, recording or deposit with, or giving of notice to any other federal, state, provincial or local government or agency thereof, or any other action, is necessary in order to protect the rights of the Owner Trustee, the Indenture Trustee and the Collateral Agent in such Operative Agreements or in such Units in the United States, any state thereof, the District of Columbia or to protect the rights of the Owner Trustee, the Indenture Trustee and the Collateral Agent in such Operative Agreements or in such Units in Canada or any province thereof;

          (h) the Equipment is covered by the insurance required by Section 12 of the Lease, and all premiums due prior to the Closing Date in respect of such insurance shall have been paid in full and such insurance is in full force and effect;

          (i) no Lease Default has occurred and is continuing and, to the knowledge of Lessee, no Event of Loss, or event which, with the giving of notice, the passage of time or both, would constitute an Event of Loss, has occurred;

          (j) the Lessee is not an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (k) the acquisition by the Owner Participant of the Beneficial Interest for its own account will not constitute a prohibited transaction within the meaning of Section 4975(c)(1)(A) through (D) of the Code or Section 406(a)(1)(A) through (D) of ERISA. The representation made by the Lessee in the preceding clause is made in reliance upon and subject to the accuracy of the representation of the Owner Participant in Section 3.6(h) of this Agreement;

          (l) on the Closing Date, (i) GATC shall have conveyed, and the GATC Bill of Sale to be delivered on the Closing Date shall convey, to Lessee all legal and beneficial title to the Units which are being delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to the Existing Car Service Contracts, and in clauses (iv) and (vii) of the definition thereof), and such conveyance will not be void or voidable under any applicable law; (ii) Lessee shall have, and the Bill of Sale to be delivered on the Closing Date immediately following the transactions described in the foregoing clause (i) shall convey to the Owner Trustee, all legal and beneficial title to the Units which are being delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to the Existing Car Service Contracts, and in clauses (iv) and (vii) of the definition thereof), and such conveyance will not be void or voidable under any applicable law; and (iii) all of the Units shall be subject to sublease by Sublessees under the Existing Car Service Contracts on rental and other terms which are no different, taken as a whole, than those for similar railcars in the rest of the Manager's Fleet;

          (m) neither the Prospectus nor any written statement furnished by the Lessee or on behalf of the Lessee in connection with the negotiation of the Lease or any other Operative Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. The assumptions and related financial information relating to the proposed business and operations of the Lessee and the Company Fleet which are contained under ["Structuring Assumptions"] in the Prospectus (the "Structuring Assumptions") have been prepared in good faith based upon information that the Lessee deems fair and reasonable, and there are no statements or conclusions in any of the Structuring Assumptions which are based upon or include information known to the Lessee to be misleading in any material respect or which fail to take into account material information known to the Lessee regarding the matters stated therein. There is no fact which the Lessee has not disclosed in writing which materially adversely affects or, so far as the Lessee can now reasonably foresee, will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Lessee;

          (n) none of the transactions contemplated by the Operative Agreements (including, without limitation, the use of the proceeds from the sale of the Equipment Notes) will result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X, as applicable, of the Board of Governors of the Federal Reserve System. None of the proceeds from the sale of the Equipment Notes will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any "security" within the meaning of the Securities Exchange Act of 1934, as amended;

          (o) the Lessee is not in violation of any term of any charter instrument, by-law or any other agreement or instrument to which it is a party or by which it may be bound. The Lessee is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, and has obtained all licenses, permits, franchises and other governmental authorizations material to the conduct of its business;

          (p) on the Closing Date, all sales, use or transfer taxes due and payable upon the purchase of the Equipment both by Lessee from GATC and the Owner Trustee from Lessee and upon the lease thereof by the Owner Trustee to the Lessee will have been paid or such transactions will then be exempt from any such taxes, and the Lessee will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations. No taxes, fees or other charges in connection with the execution and delivery of the Operative Agreements or the issuance and sale of the Equipment Notes to be delivered on the Closing Date are payable;

          (q) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Agreements as a result of any action by Lessee, except for the fees of GATX Lease Funding, Inc., which Lessee agrees will be paid by it, and of the Underwriters, which shall be included in Transaction Costs, and Lessee agrees that it will hold the Participants, the Owner Trustee and the Indenture Trustee harmless from any claim, demand or liability for any other broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by Lessee in connection with such transactions;

          (r) each Unit of the Equipment, taken as a whole, and each major component thereof, complies in all material respects with all applicable laws and regulations, conforms with the specifications for such Unit contained in the Appraisal referred to in Section 4.3(a) hereof and is substantially complete such that it is ready and available to operate in commercial service and otherwise perform the function for which it was designed; and the railcar identification marks shown on Schedule 1 are the marks presently used on the Units of Equipment; and

          (s) the Lessee is not subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      Section 3.3.  Representations and Warranties of the Indenture Trustee.
                    -------------------------------------------------------
The Indenture Trustee represents and warrants to each of the Owner Participant, the Owner Trustee, the Loan Participant and the Lessee that, as of the date hereof:

          (a) the Indenture Trustee is a national banking association duly organized and validly existing and in good standing under the laws of the United States of America and has the full corporate power, authority and legal right under the laws of the United States of America pertaining to its banking, trust and fiduciary powers to execute, deliver and perform its obligations under each of the Indenture Trustee Agreements;

          (b) the execution, delivery and performance by the Indenture Trustee of each of the Indenture Trustee Agreements have been duly authorized by the Indenture Trustee and will not violate any applicable law or its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties may be bound or affected;

          (c) this Agreement has been duly executed and delivered and constitutes, and each of the other Indenture Trustee Agreements, when executed and delivered, will constitute the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (d) there are no proceedings pending or, to the knowledge of the Indenture Trustee, threatened, and to the knowledge of the Indenture Trustee there is no existing basis for any such proceedings, against or affecting the Indenture Trustee in or before any court or before any governmental authority or arbitration board or tribunal which, individually or in the aggregate, if adversely determined, might impair the ability of the Indenture Trustee to perform its obligations under the Indenture Trustee Agreements;

          (e) no authorization or approval or other action by, and no notice to or filing with, any stockholder, trustee or holder of indebtedness or any federal or state governmental authority or regulatory body governing the Indenture Trustee in its trust capacity, is required for the due execution, delivery and performance by the Indenture Trustee of the Indenture Trustee Agreements, except as have been previously obtained, given or taken;

          (f) the Indenture Trustee is not in default under any of the Indenture Trustee Agreements; and

          (g) neither the Indenture Trustee, nor any Person authorized to act on behalf of the Indenture Trustee, has directly or indirectly offered any interest in the Trust Estate or the Equipment Notes or any security similar to either thereof related to this transaction for sale to, or solicited offers to buy any of the same from, or otherwise approached or negotiated with respect to any of the same with, any Person other than the Pass Through Trustee and the Underwriters.

      Section 3.4.   Representations, Warranties and Covenants Regarding
                     ---------------------------------------------------
Beneficial Interest and Equipment Notes.
---------------------------------------

          (a) The Owner Trustee represents and warrants to each of the Lessee, the other Trustees and the Owner Participant that, as of the date hereof and as of the Closing Date, neither the Owner Trustee nor any Person authorized or employed by the Owner Trustee as agent or otherwise in connection with the placement of the Beneficial Interest or the Equipment Notes or any similar interest has offered any of the Beneficial Interest or the Equipment Notes or any similar interest for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser.

          (b) The Lessee represents and warrants to each of the Trustees and the Owner Participant that, as of the date hereof and as of the Closing Date, neither the Lessee nor any Person authorized or employed by the Lessee as agent or otherwise in connection with the placement of the Beneficial Interest or the Equipment Notes or any similar interest has offered any of the Beneficial Interest or the Equipment Notes or similar interest for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any Person other than the Owner Participant and not more than [six (6)] other institutional investors with respect to the Beneficial Interest, except for the issue and sale of the Pass Through Certificates as contemplated by the Underwriting Agreement.

          (c) Each of the Owner Trustee, the Owner Participant and the Lessee agrees, as to its own actions only, severally but not jointly, that neither the Owner Trustee, the Owner Participant nor the Lessee nor anyone acting on behalf of the Owner Trustee, the Owner Participant or the Lessee will offer the Beneficial Interest, the Equipment Notes, or any part thereof or any similar interest for issue or sale to any prospective purchaser, or solicit any offer to acquire any of the Beneficial Interest, the Equipment Notes, or any part thereof in violation of Section 5 of the Securities Act of 1933, as amended.

      Section 3.5.   Representations and Warranties of the Pass Through Trustee.
                     ----------------------------------------------------------
The Pass Through Trustee represents and warrants to each of the Owner Participant, the other Trustees and the Lessee that, as of the date hereof:

          (a) the Pass Through Trustee is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the full corporate power, authority and legal right under the laws of the United States of America pertaining to its banking, trust and fiduciary powers to execute, deliver and perform its obligations under the Pass Through Trust Agreement, the Pass Through Trust Supplement and this Agreement;

          (b) this Agreement has been, and on the Closing Date, the Pass Through Trust Agreement and the Pass Through Supplement will have been, duly authorized, executed and delivered by the Pass Through Trustee; this Agreement constitutes, and on the Closing Date, the Pass Through Trust Supplement and the Pass Through Trust Agreement will constitute, the legal, valid and binding obligations of the Pass Through Trustee, enforceable against the Pass Through Trustee in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (c) the execution, delivery and performance by the Pass Through Trustee of the Pass Through Trust Agreement, the Pass Through Trust Supplement and this Agreement, the purchase by the Pass Through Trustee of the Equipment Notes pursuant to this Agreement, and the issuance of the Pass Through Certificates pursuant to the Pass Through Trust Agreement and the Pass Through Trust Supplement, do not contravene any law, rule or regulation of any federal or Illinois governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and do not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's articles of association or by-laws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound or affected;

          (d) neither the execution and delivery by the Pass Through Trustee of the Pass Through Trust Agreement, the Pass Through Trust Supplement or this Agreement nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any federal or Illinois governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

          (e) there are no pending or threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under this Agreement, the Pass Through Trust Supplement or the Pass Through Trust Agreement;

          (f) the Pass Through Trustee is not in default under the Pass Through Trust Agreement, as supplemented by the Pass Through Trust Supplement;

          (g) the Pass Through Trustee does not directly or indirectly control, and is not directly or indirectly controlled by or under common control with, the Owner Participant, the Owner Trustee, the Underwriters or the Lessee;

          (h) the Pass Through Trustee is purchasing the Equipment Notes for the purposes contemplated by the Operative Agreements and not with a view to the transfer or distribution of any Equipment Note to any other Person, except as contemplated by the Operative Agreements; and

          (i) except for the issue and sale of the Pass Through Certificates contemplated hereby, the Pass Through Trustee has not directly or indirectly offered any Equipment Note or Pass Through Certificate or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone other than the Owner Trustee and the Owner Participant, and the Pass Through Trustee has not authorized anyone to act on its behalf to offer directly or indirectly any Equipment Note, any Pass Through Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest related to this transaction for sale to, or to solicit any offer to acquire any of the same from, any Person other than the Owner Trustee and the Owner Participant.

      Section 3.6.   Representations and Warranties of the Owner Participant.
                     -------------------------------------------------------
The Owner Participant represents and warrants to each of the Trustees and the Lessee that, as of the date hereof:

          (a) the Owner Participant is a [__________________] duly organized, validly existing and in good standing under the laws of the State of [_________] and has full corporate power and authority to carry on its business as now conducted;

          (b) the Owner Participant has the requisite power and authority to execute, deliver and perform its obligations under the Owner Participant Agreements, and the execution, delivery and performance thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on the Owner Participant or any of its properties, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than such as are created by the Operative Agreements) upon the Equipment under, its [___________] or [___________] or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its properties may be bound or affected;

          (c) the Owner Participant Agreements have been duly authorized by all necessary actions on the part of the Owner Participant, do not require any approval not already obtained of the members of the Owner Participant or any approval or consent not already obtained of any trustee or holders of indebtedness or obligations of the Owner Participant, have been, or on or before the Closing Date will be, duly executed and delivered by the Owner Participant and (assuming the due authorization, execution and delivery by each other party thereto) constitute, or will constitute, the legal, valid and binding obligations of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

          (d) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Owner Participant of the Trust Agreement, the Tax Indemnity Agreement or this Agreement;

          (e) the Trust Estate is free and clear of any Lessor's Lien attributable to the Owner Participant;

          (f) there are no pending or, to the Owner Participant's knowledge, threatened actions or proceedings against the Owner Participant before any court or administrative agency which would materially adversely affect the Owner Participant's ability to perform its obligations under the Trust Agreement, the Tax Indemnity Agreement or this Agreement;

          (g) as of the Closing Date, the Owner Participant is purchasing the Beneficial Interest to be acquired by it for its own account with no present intention of distributing such Beneficial Interest or any part thereof in any manner which would violate the Securities Act of 1933, as amended, but without prejudice, however, to the right of the Owner Participant at all times to sell or otherwise dispose of all or any part of such Beneficial Interest in compliance with the Securities Act of 1933, as amended; provided, however, that subject to the provisions of Section 6.1, the disposition of the Beneficial Interest shall at all times be within the Owner Participant's control. The Owner Participant acknowledges that its Beneficial Interest has not been registered under the Securities Act of 1933, as amended, and that neither the Owner Trustee nor the Lessee contemplates filing, or is legally required to file, any such registration statement;

          (h) with respect to the source of the amount to be invested by the Owner Participant pursuant to Section 2.2, no part of such amount constitutes assets of any employee benefit plan subject to Title I of ERISA or Section 4975 of the Code; and

          (i) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Agreements as a result of any action by the Owner Participant, and the Owner Participant agrees that it will hold GATC, the Lessee, the Indenture Trustee, the Loan Participant and Lessor harmless from any claim, demand or liability for broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by the Owner Participant in connection with this transaction.

      Section 3.7.   Representations and Warranties of the Manager. The Manager
                     ---------------------------------------------
represents and warrants to each of the Trustees and the Participants, as of the date hereof:

          (a) the Manager is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York, is duly licensed or qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its ability to carry on its business as now conducted or to execute, deliver and perform its obligations under the Manager Agreements, has the corporate power and authority to carry on its business as now conducted, and has the requisite power and authority to execute, deliver and perform its obligations under the Manager Agreements;

          (b) the Manager Agreements have been duly authorized by all necessary corporate action, executed and delivered by the Manager, and constitute the legal, valid and binding obligations of the Manager, enforceable against the Manager in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (c) the execution, delivery and performance by the Manager of each Manager Agreement and compliance by the Manager with all of the provisions thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on the Manager or any of its properties, or contravene the provisions of, or constitute a default by the Manager under, its certificate of incorporation or by-laws or any indenture, mortgage, contract or other agreement or instrument to which the Manager is a party or by which the Manager or any of its properties may be bound or affected;

          (d) there are no proceedings pending or, to the knowledge of the Manager, threatened against the Manager in any court or before any governmental authority or arbitration board or tribunal which would materially adversely affect the Manager's ability to perform its obligations under the Manager Agreements;

          (e) the Manager is not in violation of any term of any charter instrument, by-law or any other material agreement or instrument to which it is a party or by which it may be bound. The Manager is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which would have a material and adverse effect on its operations or condition, financial or otherwise, or would impair the ability of the Manager to perform its obligations under the Manager Agreements, and has obtained all licenses, permits, franchises and other governmental authorizations material to the conduct of its business;

          (f) to the best knowledge of the Manager, no Event of Loss has occurred as of the date of this Agreement with respect to any Unit;

          (g)(i) GATC shall have, and the GATC Bill of Sale to be delivered on the Closing Date shall convey to the Company, all legal and beneficial title to the Units which are being delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) hereof with respect to the Existing Car Service Contracts, and in clauses (iv) and
(vii) of the definition thereof), and such conveyance will not be void or voidable under any applicable law; (ii) GATC shall have, and the GATC Assignment to be delivered on the Closing Date shall assign to the Company, all legal and beneficial title to the Existing Car Service Contracts, free and clear of all Liens (other than Permitted Liens), and such assignment will not be void or voidable under any applicable law; and (iii) all of the Units shall be subject to sublease by Customers under the Existing Car Service Contracts on rental and other terms which are no different, taken as a whole, than those for similar railcars in the rest of the Manager's Fleet;

          (h) all sales, use or transfer taxes due and payable upon the sale of the Equipment and assignment of Existing Car Service Contracts by GATC to the Company will have been paid or such transactions will then be exempt from any such taxes and GATC will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations;

          (i) the Units are substantially similar in terms of objectively identifiable characteristics that are relevant for purposes of the services to be performed by the Manager under the Management Agreement to the equipment in the Manager's Fleet;

          (j) in selecting the Units to be sold to the Company pursuant to the GATC Bill of Sale, GATC has not discriminated against the Company in a negative fashion when such Units are compared with the other equipment in the Manager's Fleet; and

          (k) neither the Prospectus nor any written statement furnished by the Manager or on behalf of the Manager in connection with the negotiation of the Lease or any other Operative Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. The assumptions and related financial information relating to the proposed business and operations of the Manager and the Company Fleet which are contained under ["Structuring Assumptions"] in the Prospectus (the "Structuring Assumptions") have been prepared in good faith based upon information that the Manager deems fair and reasonable, and there are no statements or conclusions in any of the Structuring Assumptions which are based upon or include information known to the Manager to be misleading in any material respect or which fail to take into account material information known to the Manager regarding the matters stated therein. There is no fact which the Manager has not disclosed in writing which materially adversely affects or, so far as the Manager can now reasonably foresee, will materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Manager.

      Section 3.8.   Opinion Acknowledgment.  Each of the parties hereto, with
                     ----------------------
respect to such party, expressly consents to the rendering by its counsel of the opinion referred to in Section 4.1(e) and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such party.

                        SECTION 4.  CLOSING CONDITIONS.

      Section 4.1.   Conditions Precedent to Investment by Each Participant.
                     ------------------------------------------------------
The obligation of each Participant to make the investment specified with respect to such Participant in Section 2 on the Closing Date shall be subject to the satisfaction or waiver of the following conditions precedent (except that paragraph (k) and clause (i) of paragraph (p) shall not be conditions precedent to the Owner Participant's obligations hereunder and paragraph (n) and (s) and clause (ii) of paragraph (p) shall not be conditions precedent to the Loan Participant's obligations hereunder):

          (a) Execution of Operative Agreements.  On or before the Closing Date,
              ---------------------------------
this Agreement, the Trust Agreement, the Lease, the Lease Supplements in respect of the Units delivered on the Closing Date, the Indenture, the Indenture Supplements in respect of the Units delivered on the Closing Date, the Equipment Notes, the Pass Through Trust Agreement, the Pass Through Trust

Supplements, the Management Agreement, the Insurance Agreement, the Transfer and Contribution Agreement, the Bill of Sale, the GATC Bill of Sale, the Intercreditor Agreement, the Underwriting Agreement, the Lockbox Agreement, the Owner Trustee Parent Guaranty and the Owner Participant Parent Guaranty (if any) shall each be satisfactory in form and substance to such Participant, shall have been duly executed and delivered by the parties thereto (except that the execution and delivery of the documents referred to above (other than this Agreement) by a party hereto or thereto shall not be a condition precedent to such party's obligations hereunder), shall each be in full force and effect, and executed counterparts of each shall have been delivered to such Participant or its counsel on or before the Closing Date; and no event shall have occurred and be continuing that constitutes a Lease Default or an Indenture Default.

          (b) Recordation and Filing.  On or before the Closing Date, the Lessee
              ----------------------
shall have caused the Lease, the Lease Supplements in respect of Units delivered on the Closing Date, the Indenture and the Indenture Supplements in respect of the Units delivered on the Closing Date and the Memorandum of Intercreditor Agreement, to be duly filed, recorded and deposited with the STB in conformity with 49 U.S.C. (S)11301 and with the Registrar General of Canada pursuant to
Section 105 of the Canada Transportation Act, and all necessary actions shall have been taken to cause publication of notice of such deposit in The Canada Gazette in accordance with said Section 90 within 21 days after the Closing Date and appropriate Uniform Commercial Code financing statements to be filed where necessary or reasonably advisable, and the Lessee shall furnish the Indenture Trustee, the Owner Trustee, the Collateral Agent and each Participant proof thereof.

          (c) Representations and Warranties of the Lessee.  On the Closing
              --------------------------------------------
Date, the representations and warranties of the Lessee contained in Section 3.2 and Section 3.4(b) hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Lessee certifying to the foregoing matters, and the Lessee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Lessee on or before said date.

          (d) Representations and Warranties of the Owner Trustee.  On the
              ---------------------------------------------------
Closing Date, the representations and warranties of the Owner Trustee contained in Section 3.1 and Section 3.4(a) shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, the Indenture Trustee, the Pass Through Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Owner Trustee and the Owner Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Owner Trustee on or before said date.

          (e) Opinions of Counsel.  On the Closing Date, the Owner Trustee, the
              -------------------
Indenture Trustee and each Participant shall have received the favorable written opinion of each of (i) special counsel for GATC, the Lessee and the Manager and counsel for GATC, the Lessee and the Manager (which counsel shall be the General Counsel or Assistant General Counsel of the Parent), (ii) counsel to the Owner Trustee, (iii) special counsel to the Owner Participant, (iv) counsel to the Pass Through Trustee, (v) counsel to the Indenture Trustee, (vi) special STB counsel and (vii) special Canadian counsel, in each case in form and substance satisfactory to each Participant; provided that, except as otherwise provided herein, receipt by a party hereto of a favorable written opinion from counsel to such party with respect to a matter which is also covered by a representation of such party shall not be a condition precedent to such party's obligations hereunder.

          (f) Title.  On the Closing Date, after giving effect to the
              -----
transactions contemplated hereby, (i) the Owner Trustee shall have all legal and beneficial title to each Unit to be delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clause
(ii) with respect to sublessees, and in clauses (iv) and (vii) of the definition thereof), (ii) the Lessee shall have received all right, title and interest of GATC in and to the Existing Car Service Contracts, free and clear of all Liens and (iii) each Customer under an Existing Car Service Contract shall have been notified of the assignment thereof to the Lessee.

          (g) Bills of Sale; GATC Assignment.  On the Closing Date, (i) the GATC
              ------------------------------
Bill of Sale and the Bill of Sale, in each case in form and substance reasonably satisfactory to the Lessee and the Owner Trustee, dated such date and covering the Units to be delivered on such date, transferring to the Lessee and the Owner Trustee, respectively, legal and beneficial title to such Units free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to sublessees, and in clauses (iv) and (vii) of the definition thereof) and warranting to the Owner Trustee that at the time of delivery of each such Unit, GATC and the Lessee, as the case may be, had legal and beneficial title thereto and good and lawful right to sell the same, and title thereto was free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to sublessees, and in clauses (iv) and
(vii) of the definition thereof), and (ii) the GATC Assignment in form and substance reasonably satisfactory to the Lessee and the Owner Trustee, dated such date covering the Existing Car Service Contracts, assigning to the Lessee all right, title and interest of GATC to the Existing Car Service Contracts, free and clear of all Liens (other than Permitted Liens) and warranting to the Lessee that at the time of such assignment, GATC had legal and beneficial title to the Existing Car Service Contracts and good and lawful right to sell the same, and title thereto was free and clear of all Liens (other than Permitted Liens), shall each have been duly executed and delivered.

          (h) Insurance Certificate and Opinion.  On or before the Closing Date,
              ---------------------------------
the Indenture Trustee and each Participant shall have received (x) any certificate relating to insurance that is required pursuant to Section 12 of the Lease and (y) certificates from a nationally recognized insurance broker substantially in the forms attached hereto as Exhibits A-1 and A-2 with respect to the public liability insurance required by Section 12.1(b) of the Lease.

          (i) Corporate Documents.  Each of the Participants shall have received
              -------------------
such documents and evidence with respect to GATC, the Lessee, the Manager, the Owner Participant, the Owner Trustee, the Pass Through Trustee and the Indenture Trustee as the Participants may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth.

          (j) No Threatened Proceedings.  No action or proceeding shall have
              -------------------------
been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

          (k) Representations and Warranties of the Owner Participant.  On the
              -------------------------------------------------------
Closing Date, the representations and warranties of the Owner Participant contained in Section 3.6 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, the Indenture Trustee and the Pass Through Trustee shall have received an Officer's Certificate to such effect dated such date from the Owner Participant, and the Owner Participant shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Owner Participant on or before said date.

          (l) Notice of Delivery.  The Indenture Trustee and the Participants
              ------------------
shall have received the Notice of Delivery described in Section 2.3(a).

          (m) Representations and Warranties of the Indenture Trustee.  On the
              -------------------------------------------------------
Closing Date, the representations and warranties of the Indenture Trustee contained in Section 3.3 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, the Owner Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Indenture Trustee, and the

Indenture Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Indenture Trustee on or before said date.

          (n) Representations and Warranties of the Pass Through Trustee.  On
              ----------------------------------------------------------
the Closing Date, the representations and warranties of the Pass Through Trustee contained in Section 3.5 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, the Indenture Trustee, the Owner Trustee and the Owner Participant shall have received an Officer's Certificate to such effect dated such date from the Pass Through Trustee, and the Pass Through Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Pass Through Trustee on or before said date.

          (o) No Illegality.  No change shall have occurred after the date of
              -------------
the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by regulatory authorities that, in the opinion of such Participant or its counsel, would make it illegal for such Participant to enter into any transaction contemplated by the Operative Agreements.

          (p) Participants' Investments.  (i) The Owner Participant shall have
              -------------------------
made available the Owner Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3 and (ii) the Loan Participant shall have made available the Loan Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3 and the Underwriting Agreement.

          (q) Consents.  All approvals and consents of any trustees or holders
              --------
of any indebtedness or obligations of the Lessee which are required in connection with the transactions contemplated by this Agreement shall have been duly obtained and be in full force and effect.

          (r) Governmental Actions.  All actions, if any, required to have been
              --------------------
taken on or prior to the Closing Date in connection with the transactions contemplated by this Agreement on the Closing Date shall have been taken by any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement on the Closing Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on the Closing Date.

          (s) Tax Indemnity Agreement.  On or before the Closing Date, the Tax
              -----------------------
Indemnity Agreement shall be satisfactory in form and substance to the Owner Participant, shall have been duly executed and delivered by GATC and, assuming due authorization, execution and delivery by the Owner Participant, shall be in full force and effect.

          (t) Appointment of Representative.  The Owner Trustee shall have
              -----------------------------
authorized its representative, who shall be an individual designated by the Lessee and acceptable to the Owner Trustee, to accept the Units being delivered on the Closing Date from the Lessee and to deliver such Units to the Lessee. The Lessee shall have authorized its representative (who shall be the same individual designated by the Lessee under this paragraph) to accept delivery of the Units from the Owner Trustee as Lessor pursuant to the Lease.

          (u) Capitalization of the Lessee.  The Lessee shall have furnished
              ----------------------------
evidence to the Participants that, upon consummation of the transactions contemplated hereby on the Closing Date, it will have capital of at least $[x,xxx,xxx] ($x,xxx,xxx shall have been deposited in the Collection Account, $200,000 in the Cash Trapping Account and $500,000 in the Liquidity Reserve Account), exclusive of subleases and amounts necessary to pay certain Transaction Expenses, together with an Officer's Certificate as to the solvency of the Lessee as of the Closing Date.

          (v) Schedule of Subleases and Units.  The Participants and the
              -------------------------------
Collateral Agent shall have received a schedule, certified by the Lessee and the Manager, listing the Existing Car Service Contracts under the Lease and the Other Leases, the Customer under each thereof and the Units covered thereby (which shall constitute in the aggregate all of the Units under the Lease and the Other Leases).

          (w) Projected Coverage Ratio.  The Lessee shall have furnished to the
              ------------------------
Participants and the Collateral Agent that portion of the report provided for in
Section 7.1 of the Management Agreement setting forth the Projected Coverage Ratio for the six-month period immediately succeeding the Closing Date.

          (x) Procedures Letter.  The Participants shall have received an agreed
              -----------------
upon procedures letter from Ernst & Young in form and substance reasonably satisfactory to each of them.

          (y) Representations and Warranties of the Manager.  On the Closing
              ---------------------------------------------
Date, the representations and warranties of the Manager contained in Section 3.7 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Manager, and the Manager shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Manager on or before said date.

      Section 4.2.   Additional Conditions Precedent to Investment by the Pass
                     ---------------------------------------------------------
Through Trustee and Indenture Trustee.  The obligation of the Pass Through
-------------------------------------
Trustee to purchase and pay for the Equipment Notes to be purchased by it pursuant to Sections 2.2(b) and 2.3 on the Closing Date and of the Loan Participant to fund the Loan Participant's Commitment shall be subject to the additional conditions that the Equipment Notes to be delivered on the Closing Date shall have been duly authorized, executed and delivered to the Pass Through Trustee by a duly authorized officer of the Owner Trustee and duly authenticated by the Indenture Trustee and that on the Closing Date the Pass Through Trustee shall have received the proceeds from the sale of the Pass Through Certificates.

      Section 4.3.   Additional Conditions Precedent to Investment by the Owner
                     ----------------------------------------------------------
Participant.  The obligation of the Owner Participant to provide the funds
-----------
specified with respect to it in Sections 2.2(a) and 2.3 on the Closing Date with respect to any Unit to be delivered on the Closing Date shall be subject to the following satisfaction or waiver of the additional conditions precedent:

          (a) Appraisal.  On or before the Pricing Date, the Owner Participant
              ---------
and each Rating Agency shall have received an opinion (the "Appraisal") of Rail Solutions, Inc., satisfactory in form and substance to the Owner Participant, concluding that: (i) the fair market value of the Equipment being delivered on the Closing Date is equal to the Total Equipment Cost with respect to such Equipment; (ii) at the expiration of the Basic Term, (A) without taking into account inflation or deflation from and after the Closing Date or the existence of any purchase option, it is reasonable to expect that the Equipment will have a fair market value of at least 20% of the Total Equipment Cost with respect to such Equipment and (B) the remaining economic life of such Equipment will be at least equal to 20% of the economic life of such Equipment as estimated in the Appraisal; (iii) as of the Early Purchase Date, the estimated fair market value of the Equipment being delivered on the Closing Date, taking into account inflation or deflation from and after the Closing Date, will not exceed the Early Purchase Price; and (iv) the Equipment being delivered on the Closing Date is not Limited Use Property; provided that the Lessee makes no representation as to the fair market value, useful life or estimated residual value of the Equipment, and the Lessee shall not be responsible for, or incur any liabilities as a result of, the contents of such Appraisal or report to which it relates or, except to the extent provided in the Tax Indemnity Agreement.

          (b) Opinion with Respect to Certain Tax Aspects.  On the Closing Date,
              -------------------------------------------
the Owner Participant shall have received the opinion of [___________], addressed to the Owner Participant, in form and substance satisfactory to the Owner Participant, containing such counsel's favorable opinion with respect to such tax matters as the Owner Participant may reasonably request.

          (c) Absence of Change in Tax Laws.  No change shall have occurred
              -----------------------------
after the date of the execution and delivery of this Agreement in relevant United States tax laws or regulations, which change would cause an increase in the net present value (expressed as a percentage of Total Equipment Cost) of the Basic Rent (discounted monthly at a rate per annum equal to the Debt Rate) to exceed 50 basis points.

      Section 4.4.   Conditions Precedent to the Obligation of the Lessee.  The
                     ----------------------------------------------------
obligation of the Lessee with respect to the sale of the Units to the Owner Trustee and acceptance of the Units under the Lease as of the Closing Date is subject to the satisfaction or waiver of the following conditions precedent:

          (a) Corporate Documents.  On or before the Closing Date, the Lessee
              -------------------
shall have received such documents and evidence with respect to the Owner Participant, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee as the Lessee may reasonably request in order to establish the authorization of the consummation of, or otherwise relating to the ability to consummate, the transactions contemplated by this Agreement and the other Operative Agreements, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth.

          (b) Operative Agreements.  On or before the Closing Date, the
              --------------------
Operative Agreements shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Lessee and GATC), and an executed counterpart of each thereof shall have been delivered to the Lessee or its special counsel.

          (c) Representations and Warranties.  On the Closing Date, the
              ------------------------------
representations and warranties of each of the Owner Trustee, the Indenture Trustee, the Pass Through Trustee and the Owner Participant contained in Section 3 hereof shall be true and correct in all material respects as of the Closing Date as though made on and as of such date, and the Lessee shall have received an Officer's Certificate to such effect dated such date from each of the Owner Trustee as described in Section 4.1(d), the Owner Participant as described in
Section 4.1(k), the Indenture Trustee as described in Section 4.1(m) and the Pass Through Trustee as described in Section 4.1(n), addressed to the Lessee.

          (d) Opinions of Counsel.  On the Closing Date, the Lessee shall have
              -------------------
received the opinions of counsel referred to in Section 4.1(e) (other than that set forth in clause (i) therein), addressed to the Lessee.

          (e) No Threatened Proceedings.  No action or proceeding shall have
              -------------------------
been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

          (f) Participants' Investments.  (i) The Owner Participant shall have
              -------------------------
made available the Owner Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3 and (ii) the Loan Participant shall have made available the Loan Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3.

          (g) Absence of Change in Tax Laws.  No change shall have occurred
              -----------------------------
after the date of the execution and delivery of this Agreement in relevant United States tax laws or regulations, which change would cause an increase in the net present value (expressed as a percentage of Total Equipment Cost) of the Basic Rent (discounted monthly at a rate per annum equal to the Debt Rate) to exceed 50 basis points.

            SECTION 5.  FINANCIAL AND OTHER REPORTS OF THE LESSEE.

      The Lessee agrees during the Lease Term and so long as any Equipment Note remains outstanding, that it will furnish directly to each Participant the following:

          (a) as soon as available and in any event within 60 days after the end of each of the first three quarters, of each fiscal year, a balance sheet of the Lessee as at the end of such quarter, together with the related consolidated statements of income and cash flows of the Lessee for the period beginning on the first day of such fiscal year and ending on the last day of such quarter, setting forth in each case (except for the balance sheet) in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles;

          (b) as soon as available and in any event within 120 days after the last day of each fiscal year, a copy of the Lessee's audited annual report covering the operations of the Lessee including a balance sheet, and related statements of income and retained earnings and statement of cash flows of the Lessee for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a consistent basis, which statements will have been certified by a firm of independent public accountants of recognized national standing selected by the Lessee;

          (c) as soon as available, one copy of any document filed by the Lessee with the Securities and Exchange Commission or any successor agency pursuant to
Section 13(a), 13(c), 14 or 15(d) (or any successor sections) of the Securities Exchange Act of 1934, as amended (excluding such documents or portions thereof which are treated as confidential and not available to the public, in accordance with applicable law, by the Securities and Exchange Commission);

          (d) within the time periods prescribed in paragraphs (a) and (b) above, a certificate, signed by the Treasurer or principal financial officer of the Lessee, to the effect that the signer has reviewed the Operative Agreements and activities and records of the Lessee during the immediately preceding fiscal quarter or year, as the case may be, and that, after due inquiry, such officer is not aware of any default in compliance by the Lessee with any of the covenants, terms and provisions of this Agreement or the Lease (except as specified), and if a Lease Default shall exist, specifying such Lease Default, the nature and status thereof and what action Lessee is taking or plans to take with respect thereto; and

          (e) promptly after request therefor, such additional information with respect to the financial condition or business of the Lessee as any Participant may from time to time reasonably request.

SECTION 6.  CERTAIN COVENANTS OF THE PARTICIPANTS, THE TRUSTEES AND THE LESSEE.

      Section 6.1.   Restrictions on Transfer of Beneficial Interest.  The Owner
                     -----------------------------------------------
Participant agrees that it shall not sell, convey, assign, pledge, mortgage or otherwise transfer all or any part of the Beneficial Interest (collectively, for purposes of this Section 6.1, a "transfer") prior to the expiration or earlier termination of the Lease Term without the Lessee's prior written consent (which consent shall not be unreasonably withheld); provided, however, that no such consent shall be required if the following conditions are satisfied:

          (a) the Person to whom such transfer is to be made (a "Transferee") is
(i) an institutional or corporate investor with tangible net worth or, in the case of a bank or lending institution, combined capital and surplus at the time of such transfer, of at least $75,000,000, determined in accordance with generally accepted accounting principles or (ii) any Affiliate of any such institutional or corporate investor if such investor guarantees the obligations so assumed by such Affiliate pursuant to a guaranty in form and substance satisfactory to the Lessee or (iii) an Affiliate of the Owner Participant; provided that in the event of a transfer pursuant to clause (iii) which does not qualify under clauses (i) or (ii), the Owner Participant shall remain liable for all of its obligations under this Agreement and the other Operative Agreements;

          (b) neither the Transferee nor any of its Affiliates shall be a direct or indirect competitor (other than as a passive investor or loan participant in the financing of equipment or facilities used in full service railcar leasing) of the Lessee or GATC in the business of leasing rail cars under full service operating leases; provided, that no Transferee or Affiliate thereof shall be deemed to (i) be engaged in full service railcar leasing or (ii) hold (directly or indirectly) any material interest in any business that is competitive with Lessee's or GATC's full service railcar leasing business, solely by reason of any sale, lease or other disposition (or any actions in furtherance of any of the foregoing) of any of such Person's interest in any equipment or facilities directly or indirectly owned, leased or otherwise controlled pursuant to any such Person's passive investment or loan participation in the financing of any such equipment or facilities used in full service railcar leasing or any re-leasing or sale of any rail equipment which is returned to or repossessed by or on behalf of the Owner Participant or any Affiliate of the Owner Participant from a lessee or borrower in connection with a lease financing or lender transaction entered into by the Owner Participant or such Affiliate as a passive lessor, investor or lender;

          (c) each of the Indenture Trustee, the Owner Trustee and the Lessee shall have received 10 days prior written notice of such transfer specifying the name and address of any proposed Transferee and such additional information as shall be necessary to determine whether the proposed transfer satisfies the requirements of this Section 6.1;

          (d) such Transferee enters into an agreement or agreements in form and substance satisfactory to each of the Lessee and the Owner Trustee and not reasonably objected to by the Indenture Trustee whereby such Transferee confirms that it shall be deemed a party to this Agreement and each other Operative Agreement to which the transferring Owner Participant is a party, and agrees to be bound by all the terms of, and to undertake all of the obligations and liabilities of the transferring Owner Participant contained in, this Agreement and such other Operative Agreements and in which the Transferee shall make representations and warranties comparable to those of the Owner Participant contained herein and therein;

          (e) an opinion of counsel of the Transferee (which counsel shall be reasonably acceptable to the Lessee and not reasonably objected to by the Owner Trustee or the Indenture Trustee and which may be internal counsel of the Transferee), confirming (i) the existence, power and authority of, and due authorization, execution and delivery of all relevant documentation by, the Transferee (with appropriate reliance on certificates of corporate officers or public officials as to matters of fact), (ii) that each agreement referred to in subparagraph (d) above is the legal, valid, and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms (subject to customary qualifications as to bankruptcy and equitable principles) and (iii) compliance of the transfer with applicable laws and regulations including any registration requirements of federal securities laws and securities laws of the Transferee's domicile and other jurisdictions reasonably identified by the Lessee, the Owner Trustee or the Indenture Trustee as potentially applicable to the transfer, shall be provided, prior to such transfer, to each of the Lessee, the Owner Trustee and the Indenture Trustee, which opinion shall be in form and substance reasonably satisfactory to the Lessee and not reasonably objected to by the Owner Trustee or the Indenture Trustee;

          (f) such transfer complies in all respects with and does not violate any applicable provisions of the federal securities laws and the securities law of any applicable state;

          (g) except as specifically consented to in writing by each of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, the terms of the Operative Agreements shall not be altered;

          (h) [in the case of a transfer by the original Owner Participant, the original Owner Participant shall have delivered on a timely basis the certificates required pursuant to Section [_______];]

          (i) after giving effect to such transfer, no Owner Participant shall hold less than 30% of the Beneficial Interest, and the Beneficial Interest shall be held by not more than three Owner Participants at any one time; provided that for the purpose of calculating the number of Owner Participants under this paragraph (i), any Owner Participants that are Affiliates of each other shall be considered to be one Owner Participant;

          (j) all reasonable expenses of the parties hereto (including, without limitation, reasonable legal fees and expenses of special counsel) incurred in connection with each transfer of such Beneficial Interest shall be paid by the transferring Owner Participant;

          (k) such transfer either (i) does not involve the use of any funds which constitute assets of an employee benefit plan subject to Title I of ERISA or Section 4975 of the Code or (ii) will not constitute a prohibited transaction under ERISA or the Code;

          (l) as a result of and following such transfer, no Indenture Default attributable to the Owner Participant or the Owner Trustee shall have occurred and be continuing;

          (m) the transfer does not involve the sale of the stock of any Owner Participant, the sole asset of which is all or a portion of the Beneficial Interest to, or the merger of any such Owner Participant with or into, any Person who is a competitor of the Lessee or GATC as described in paragraph (b) of this Section 6.1;

          (n) the Transferee (i) is a "United States Person" within the meaning of Section 7701(a)(30) of the Code or (ii) is engaged in a United States trade or business for purposes of Subtitle A, Chapter 1, Subchapter N of the Code and is acquiring such Beneficial Interest in connection with such trade or business;

          (o) the transfer does not increase the Lessee's indemnification obligations under Section 7.1 or 7.2; and

          (p) the Owner Participant shall deliver to the Lessee an Officer's Certificate certifying as to compliance with the transfer requirements contained herein.

      Upon any such transfer (i) except as the context otherwise requires, such Transferee shall be deemed the "Owner Participant" for all purposes, and shall enjoy the rights and privileges and perform the obligations of the Owner Participant to the extent of the interest transferred hereunder and under each other Operative Agreement to which the Owner Participant is a party, and, except as the context otherwise requires, each reference in this Agreement and each other Operative Agreement to the "Owner Participant" shall thereafter be deemed to include such Transferee for all purposes to the extent of the interest transferred, and (ii) the transferor, except to the extent provided in Section 6.1(j) hereof and except in the case of a transfer to a Transferee described in the proviso to Section 6.1(a)(iii) hereof, shall be released from all obligations hereunder and under each other Operative Agreement to which such transferor is a party or by which such transferor is bound solely to the extent such obligations are expressly assumed by a Transferee; and provided, further,
                                                            --------  -------
that in no event shall any such transfer or assignment waive or release the transferor from any liability on account of any breach existing prior to such transfer of any of its representations, warranties, covenants or obligations set forth herein or in any of the other Operative Agreements or for any fraudulent or willful misconduct. Subject to subsections 6.1(m) and (n), the provisions of this Section 6.1 shall not be construed to restrict the Owner Participant from consolidating with or merging into any other corporation or restricting another corporation from merging into or consolidating with the Owner Participant. Notwithstanding any transfer, the transferor Owner Participant shall be entitled to all benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under any of the Operative Agreements.

      Section 6.2.  Lessor's Liens Attributable to the Owner Participant.  The
                    ----------------------------------------------------
Owner Participant hereby unconditionally agrees with and for the benefit of each of the other parties to this Agreement that the Owner Participant shall not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien attributable to the Owner Participant on or against all or any portion of the Trust Estate or the Equipment, and the Owner Participant agrees that it shall, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien (by bonding or otherwise, so long as the Lessee's operation and use of the Equipment and the interest of the Indenture Trustee in the Indenture Estate is not impaired); provided that the Owner Participant may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein or interference with the use, operation, or possession of the Equipment by the Lessee under the Lease or the rights of the Indenture Trustee under the Indenture.

      Section 6.3.  Lessor's Liens Attributable to the Owner Trustee.  The Owner
                    ------------------------------------------------
Trustee, in its individual capacity, hereby unconditionally agrees with and for the benefit of each of the other parties to this Agreement that the Owner Trustee in its individual capacity shall not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien attributable to the Owner Trustee in its individual capacity on or against all or any portion of the Trust Estate or the Equipment, and the Owner Trustee in its individual capacity agrees that it shall, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien (by bonding or otherwise, so long as the Lessee's operation and use of the Equipment and the interest of the Indenture Trustee in the Indenture Estate is not impaired); provided that the Owner Trustee may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein or interference with the use, operation, or possession of the Equipment by the Lessee under the Lease or the right of the Indenture Trustee under the Indenture.

      Section 6.4.  Liens Created by the Indenture Trustee and the Loan
                    ---------------------------------------------------
Participant.
-----------

          (a) The Indenture Trustee, in its individual capacity, covenants and agrees with each of the Lessee, the Owner Trustee, the Owner Participant and the Loan Participant that it shall not cause or permit to exist any Lien on or against all or any portion of the Equipment, the Trust Estate or the Indenture Estate arising as a result of (i) claims against the Indenture Trustee in its individual capacity not related to its interest in the Equipment and the Trust Estate, or to the administration of the Indenture Estate pursuant to the Indenture, (ii) acts of the Indenture Trustee in its individual capacity not contemplated by, or failure of the Indenture Trustee to take any action it is expressly required to perform by, any of the Operative Agreements, (iii) claims against the Indenture Trustee attributable to the actions of the Indenture Trustee in its individual capacity relating to Taxes or expenses that are not indemnified against by the Lessee pursuant to Section 7 attributable to the actions of the Indenture Trustee, or (iv) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Equipment, the Indenture Estate or the Operative Agreements, other than a transfer permitted by the Operative Agreements and with respect to which the Indenture Trustee will, at its own cost and expense (and without any right of reimbursement from any other party hereto), promptly take such action as may be necessary duly to discharge any such Lien.

          (b) The Loan Participant covenants and agrees with each of the Lessee, the Owner Trustee, the Owner Participant and the Indenture Trustee that it shall not cause or permit to exist any Lien on or against all or any portion of the Equipment, the Trust Estate or the Indenture Estate arising as a result of (i) claims against such Loan Participant not related to its interest in the Equipment and the Trust Estate, (ii) acts of such Loan Participant not contemplated by, or failure of such Loan Participant to take any action it is expressly required to perform by, any of the Operative Agreements, (iii) claims against such Loan Participant relating to Taxes or expenses that are not indemnified against by the Lessee pursuant to Section 7, or (iv) claims against such Loan Participant arising out of the transfer by such Loan Participant of all or any portion of its interest in the Equipment, the Indenture Estate or the Operative Agreements, other than a transfer permitted by the Operative Agreements and with respect to which such Loan Participant will, at its own cost and expense (and without any right of reimbursement from the Lessee), promptly take such action as may be necessary duly to discharge any such Lien.

      Section 6.5.  Covenants of Owner Trustee, Owner Participant and Indenture
                    -----------------------------------------------------------
Trustee.  Each of the Owner Participant and the Owner Trustee, in its individual
-------
and trust capacities, hereby agrees, as to its own actions only and severally and not jointly, with the Lessee, the Loan Participant and the Indenture Trustee
(a) not to amend, supplement, or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Lessee, the Loan Participant or the Indenture Trustee without the prior written consent of such party and (b) not to terminate or revoke the Trust Agreement or the trust created by the Trust Agreement prior to the payment in full and discharge of the Equipment Notes and all other indebtedness secured by the Indenture and the final discharge thereof or prior to the expiration or early termination of the Lease. Each of the Owner Trustee and the Indenture Trustee agrees, for the benefit of the Lessee and the Owner Participant, to comply with the provisions of the Indenture and not to amend, supplement, or otherwise modify any provision of the Indenture except in the manner provided in Article IX thereof. Notwithstanding anything to the contrary contained herein or in any of the other Operative Agreements, the Indenture Trustee's obligation to take or refrain from taking any actions, or to use its discretion (including, but not limited to, the giving or withholding of consent or approval and the exercise of any rights or remedies under such Operative Agreement), and any liability therefor, shall, in addition to any other limitations provided herein or in any of the other Operative Agreements, be limited by the provisions of the Indenture.

      Section 6.6.  Amendments to Operative Agreements.  Unless a Lease Event of
                    ----------------------------------
Default shall have occurred and be continuing, the Trustees and Participants shall not terminate the Operative Agreements to which the Lessee is not or will not be a party, or amend, supplement, waive or modify such Operative Agreements in any manner that increases the obligations or liabilities, or decreases the rights, of the Lessee under the Operative Agreements, except in accordance with such Operative Agreements in effect on the date hereof (as amended, modified or supplemented from time to time in accordance with the terms hereof and of such Operative Agreements). Without limiting the generality of the foregoing, each of the Owner Participant and the Trustees (as applicable) agrees that, in any event, unless a Lease Event of Default shall have occurred and be continuing, it will not amend Section 2.10 or Article IX of the Indenture or Article [IX] of the Trust Agreement without the prior written consent of the Lessee.

      Section 6.7.  Certain Representations, Warranties and Covenants.  The
                    -------------------------------------------------
Lessee hereby (i) confirms its representations, warranties and covenants in
Article 6 of the Intercreditor Agreement, which are hereby incorporated in this Agreement by this reference as fully as if set forth herein in their entirety and (ii) agrees with the Owner Trustee, each Participant and the Indenture Trustee to use its reasonable best efforts to meet each of the conditions precedent for which it is responsible under Section 4 hereof.

      Section 6.8.  Covenants of the Manager.  The Manager hereby confirms the
                    ------------------------
covenants in Article 7 of the Management Agreement, which are hereby incorporated in this Agreement by this reference as fully as if set forth herein in their entirety.

      Section 6.9.  Lessee's Purchase in Certain Circumstances.  If the Owner
                    ------------------------------------------
Participant or any Affiliate thereof is or acquires, is acquired by, merges or otherwise consolidates with any company or Affiliate thereof engaged in full service railcar leasing, whether or not a direct competitor to the Lessee or any Affiliate thereof, or any Person that has a material interest (whether held directly or indirectly) in an enterprise that engages in a business that is competitive with the Lessee's full service railcar leasing business, the Lessee may, no later than ninety (90) days after a Responsible Officer of the Lessee has actual knowledge of such event, either (x) request that such Owner Participant transfer its Beneficial Interest in accordance with the terms of
Section 6.1, or (y) on a Determination Date which is designated by the Lessee by written notice to the Owner Trustee and the Indenture Trustee not less than 25 days prior to such Determination Date, purchase the Equipment for a purchase price equal to the Termination Value calculated as of such Determination Date, together with all other amounts due and owing by the Lessee under the Operative Agreements with respect to such Units, including, without limitation, all accrued and unpaid Basic Rent therefor as of such Determination Date (exclusive of any in advance Basic Rent due on such date), any interest accrued and unpaid with respect to such unpaid Basic Rent, any Make-Whole Amount then payable on the Equipment Notes pursuant to Section 2.10(c) of the Indenture with respect to such Units and any then Late Payment Premium due and owing under the Operative Agreements with respect to such Units; provided, that an institutional investor which is a passive investor in the financing of equipment or facilities used in full service railcar leasing shall not, solely by reason of such investment, be deemed to be engaged in such businesses; provided, further, that none of any Owner Participant or Affiliate thereof shall be deemed to (i) be engaged in full service railcar leasing or (ii) hold (directly or indirectly) any material interest in any business that is competitive with the Lessee's full service railcar leasing business, solely by reason of any sale, lease or other disposition (or any actions in furtherance of any of the foregoing) of any of such Person's interest in any equipment or facilities directly or indirectly owned, leased or otherwise controlled pursuant to any such Person's passive investment in the financing of any such equipment or facilities used in full service railcar leasing. In the event that the Lessee, pursuant to clause (x) of the preceding sentence, has requested the Owner Participant to transfer its Beneficial Interest, and such Owner Participant has not transferred its Beneficial Interest within 180 days of such request, the Lessee may purchase the Equipment in accordance with clause (y) of the preceding sentence. In the event that such Owner Participant holds less than 100% of the Beneficial Interest (after excluding any Beneficial Interests held by the Lessee, the Manager or any Affiliate of either thereof), in lieu of purchasing of the Equipment as provided above, the Lessee may instead purchase such Owner Participant's Beneficial Interest for a purchase price equal to (a) the excess of (i) the purchase price for the Equipment determined as provided above in this
Section 6.9 over (ii) the sum of the principal amount of Equipment Notes then outstanding (b) multiplied by a fraction equal to the portion such Owner Participant's Beneficial Interest bears to 100% of the Beneficial Interests.

      If the Lessee elects to exercise the option to purchase the Equipment (as opposed to such Owner Participant's Beneficial Interest) as provided in this
Section 6.9, the Lessee shall, as the purchase price therefor, in the sole discretion of the Lessee, either (i) pay the Termination Value, as specified in the above paragraph, with respect to such Units, together with all other amounts due and owing by the Lessee under the Operative Agreements, or (ii) so long as no Lease Event of Default shall have occurred and be continuing, pay the difference between the Termination Value and the portion of the outstanding principal amount of the Equipment Notes as of the Determination Date specified by the Lessee in the second sentence of this Section 6.9, together with all other amounts due and payable and assume, and indemnify the Lessor against, all of the Owner Trustee's obligations under the Indenture in respect of such portion of the indebtedness evidenced by such Equipment Notes; provided, that, following such assumption, the purchased Units shall remain subject to the Lien of a separate indenture similar to the Indenture pursuant to Section 3.6 of the Indenture; which separate indenture shall incorporate such covenants, events of default including appropriate cross-defaults to the Indenture and the Other Leases, agreements, terms and conditions from the Lease as may be reasonably required by the Indenture Trustee and shall include appropriate cross-collateralization with the security granted under the Indenture. The Lessee will make the payments required by foregoing clause (i) or assume the indebtedness evidenced by the Equipment Notes on the Determination Date designated in accordance with the first sentence of this Section 6.9 in immediately available funds against delivery of a bill of sale transferring and assigning to the Lessee all right, title and interest of the Lessor in and to the Units on an "as-is" "where-is" basis and containing a warranty with respect to the absence of any Lessor's Lien. In such event, the costs of preparing the bill of sale or other transfer documents and all other documentation relating to such purchase and the costs of any necessary filings related thereto will be borne by the Lessee. If the Lessee shall fail to fulfill its obligations under this second paragraph of Section 6.9, all of the Lessee's obligations under the Lease and the Operative Agreements, including, without limitation, the Lessee's obligation to pay installments of Rent, with respect to the Units in question shall continue.

      Section 6.10.  Owner Participant as Affiliate of Lessee.  If at any time
                     ----------------------------------------
the original or any successor Owner Participant shall be an Affiliate of the Lessee, such Owner Participant and the Lessee agree that, notwithstanding
Section 9.5 of the Indenture, they will not vote its Beneficial Interest to modify, amend or supplement any provision of the Lease or this Agreement or give, or permit the Owner Trustee to give, any consent, waiver, authorization or approval thereunder if any such action would adversely affect in a material manner the Indenture Trustee or any holder of an Equipment Note unless such action shall have been consented to by a Majority in Interest.

      Section 6.11.  No Impairment of Warranties.  From and after the Closing
                     ---------------------------
Date and throughout the Lease Term, the Lessee shall not take any action (or fail to take any action) if the result of such action (or failure to act) would abrogate or invalidate or otherwise materially adversely affect the validity of any warranties applicable to the Units which would otherwise be available with respect to the Units.

                       SECTION 7.  LESSEE'S INDEMNITIES.

                     Section 7.1.  General Tax Indemnity.
                                   ---------------------

          (a) Tax Indemnities Defined.  For purposes of this Section 7.1, "Tax
              -----------------------
Indemnitee" means the Loan Participant, the Owner Participant, its Affiliates, the Owner Trustee both in its individual capacity and as trustee, the Indenture Trustee both in its individual capacity and as trustee, the Pass Through Trustee both in its individual capacity and as trustee, each of their successors or assigns permitted under the terms of the Operative Agreements, any officer, director, employee or agent of any of the foregoing, the Trust Estate and the Indenture Estate.

          (b) Taxes Indemnified.  Except as provided below, all payments by the
              -----------------
Lessee to any Tax Indemnitee in connection with the transactions contemplated by the Operative Agreements shall be free of withholdings of any nature whatsoever (and at the time that any payment is made upon which any withholdings is required the Lessee shall pay an additional amount such that the net amount actually received will, after such withholding and on an After-Tax Basis, equal the full amount of the payment then due) and shall be free of expense to each Tax Indemnitee for collection or other charges. The Lessee shall defend, indemnify and save harmless each Tax Indemnitee from and against, and as between the Lessee and each Tax Indemnitee the Lessee hereby assumes liability with respect to, all fees (including, without limitation, license fees and registration fees), taxes (including, without limitation, income, gross receipts, franchise, sales, use, value added, property and stamp taxes), assessments, levies, imposts, duties, charges or withholdings of any nature whatsoever, together with any and all penalties, additions to tax, fines or interest thereon ("Taxes") imposed against any of the Tax Indemnitees, any item of Equipment or the Lessee, upon, arising from or relating to

              (i)   any item of Equipment,

              (ii) the construction, manufacture, financing, purchase, delivery, ownership, acceptance, rejection, possession, improvement, use, operation, leasing, subleasing, condition, maintenance, repair, refinancing, registration, sale, return, replacement, storage, abandonment or other application or disposition of any item of Equipment,

              (iii) the rental payments, receipts or earnings arising from any item of Equipment or payable pursuant to the Operative Agreements, or

              (iv) the Operative Agreements or the Equipment Notes or otherwise with respect to or in connection with the transactions contemplated thereby.

          (c) Taxes Excluded.  In the case of the Owner Participant, its
              --------------
Affiliates, the Owner Trustee both in its individual capacity and as trustee, and each of their respective successors, assigns, officers, directors, employees and agents described in Section 7.1(a) (each, an "Equity Tax Indemnitee" and
                                                  ---------------------
each Tax Indemnitee which is not an Equity Tax Indemnitee, a "Lender Tax
                                                              ----------
Indemnitee") except with respect to indemnification payments hereunder or
----------
payments pursuant to this Section 7.1, the indemnity provided in Section 7.1(B) shall not include:

              (i) as to any Equity Tax Indemnitee, any Income Tax imposed by the United States federal government;

              (ii) as to any Equity Tax Indemnitee, any Income Tax imposed by any state, local or foreign government or taxing authority or subdivision thereof, except to the extent such Taxes are solely attributable to the use or location of any item of Equipment in the taxing jurisdiction or are in the nature of sales, use, property (whether tangible or intangible), ad valorem or similar taxes;

              (iii) as to any Equity Tax Indemnitee, any Tax that is imposed as a result of the sale, transfer or other disposition, by the Lessor or the Owner Participant of any of its rights with respect to any item of Equipment unless such sale, transfer or other disposition is a result of an Event of Default, results from any substitution, repair or replacement of any item of Equipment under the Lease, or results from any sale, transfer or disposition required or provided for under the Lease;

              (iv) as to any Equity Tax Indemnitee, any Taxes to the extent they exceed the Taxes that would have been imposed had an Equity Tax Indemnitee not transferred, sold or disposed of its Interest or rights in any item of Equipment to a non-U.S. Person, unless such transfer, sale or disposition is a result of a Lease Event of Default;

              (v) Taxes imposed on a Lender Tax Indemnitee with respect to any period after the payment in full of the Equipment Notes; provided that the exclusion set forth in this clause (v) shall not apply to Taxes to the extent such Taxes relate to events occurring or matters arising prior to or simultaneously with the applicable time or relate to any payment made by the Lessee after such date;

              (vi) as to any Tax Indemnitee, Taxes to the extent caused by any misrepresentation or breach of warranty or covenant under any of the Operative Agreements or by the gross negligence or willful misconduct of such Tax Indemnitee;

              (vii) as to any Lender Tax Indemnitee, Taxes which become payable as a result of a sale, assignment, transfer or other disposition (whether voluntary or involuntary) by such Lender Tax Indemnitee of all or any portion of its interest in the Equipment or any part thereof, the Trust Estate or any of the Operative Agreements or rights created thereunder, other than as a result of (A) the substitution, modification or improvement of the Equipment or any part thereof, (B) a modification to the Operative Agreements, (C) a disposition which occurs as the result of the exercise of remedies upon a Lease Event of Default, or (D) any disposition which occurs during the continuance of a Lease Event of Default or a purchase of any Unit pursuant to the Lease; provided, that, notwithstanding the foregoing, the Lessee shall not be obligated to indemnify any Lender Tax Indemnitee with respect to net income taxes imposed within the United States as the result of a sale, assignment, transfer or other disposition by such Lender Tax Indemnitee or any Taxes imposed as a result of the status of the Lender Tax Indemnitee as other than a resident of the United States for tax purposes;

              (viii) as to any Lender Tax Indemnitee, Taxes to the extent they exceed the Taxes that would have been imposed (other than amounts necessary to make payments on an After-Tax Basis) had the transferor to such Lender Tax Indemnitee not transferred, sold or otherwise disposed of any interest held by such Lender Tax Indemnitee pursuant to any of the Operative Agreements (other than a transfer (i) during the continuance of a Lease Event of Default or (ii) on or prior to the Closing Date); provided, that this clause (viii) shall not apply to any Tax imposed as a consequence of the exercise of any remedy upon a Lease Event of Default;

              (ix) as to any Lender Tax Indemnitee, Taxes imposed as the result of such Lender Tax Indemnitee being either a nonresident alien within the meaning of Section 7701(b) of the Code or a foreign corporation within the meaning of Section 7701(a)(5) of the Code;

              (x) In the case of any Lender Tax Indemnitee to Income Taxes or transfer taxes relating to any payments of principal, interest or Make Whole Amount, if any, on the Equipment Notes or to any such Tax Indemnitee;

              (xi) Taxes to the extent directly resulting from or that would not have been imposed but for (x) in the case of Taxes imposed on or with respect to the Owner Trustee, the Trust Estate, the Owner Participant or any Tax Indemnitee that is an Affiliate of any of the foregoing, the existence of any Lessor Liens with respect to such Tax Indemnitee, (y) in the case of Taxes imposed on or with respect to the Indenture Trustee, the Trust Indenture Estate, any Loan Participants or any Tax Indemnitee that is an Affiliate of any of the foregoing, the existence of any Indenture Trustee Liens;

              (xii) Taxes imposed on a Tax Indemnitee to the extent that such Taxes would not have been imposed upon such Tax Indemnitee but for any failure of such Tax Indemnitee or any Affiliate thereof to comply with (x) any certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required under the laws or regulations of such jurisdiction to obtain or establish relief or exemption from or reduction in such Taxes and the Tax Indemnitee or such Affiliate was eligible to comply with such requirement or (y) any other certification, information, documentation, reporting or other similar requirements under the Tax laws or regulations of the jurisdiction imposing such Taxes that would establish entitlement to otherwise applicable relief or exemption from such Taxes; provided, however, that
                                                      --------  -------
      the exclusion set forth in this clause (xii) shall not apply (I) if, such failure to comply was due to a failure of the Lessee to provide reasonable assistance on request in complying with such requirement, (II) if, in the case of Taxes imposed on the Owner Participant, in the good faith judgment of the Owner Participant there is a material risk of adverse consequence to the Owner Participant or any Affiliate from such compliance against which the Owner Participant is not satisfactorily indemnified, or (III) in the case of Taxes imposed on the Owner Participant, to the extent any such failure to comply on the part of the Owner Trustee was the result of the Owner Trustee's gross negligence or failure to act in accordance with instructions of the Owner Participant;

              (xiii) Taxes that are imposed with respect to any period after the earlier of (x) return of possession of the Equipment to the Lessor in accordance with, and at a time and place contemplated by the Lease and (y) the termination of the Term pursuant to Section 6, 10, 11, 15 or 22 of the Lease and the discharge in full of Lessee's payment obligation's thereunder unless the Equipment is thereafter required to be returned, in which case, after such return; provided, however, that the exclusion set
                                     --------  -------
      forth in this clause (xiii) shall not apply to Taxes to the extent such Taxes relate to events occurring or matters arising prior to or simultaneously with such return or termination;

              (xiv) In the case of a Tax Indemnitee which is the Indenture Trustee, the Trust Indenture Estate or any Loan Participant, Taxes in the nature of an intangible or similar tax upon or with respect to the value of the interest of a Loan Participant in the Trust Indenture Estate or in any Equipment Note;

              (xv) Taxes imposed on the Owner Trustee or the Indenture Trustee that are on, based on or measured by any trustee fees for services rendered by such Tax Indemnitee in its capacity as trustee under the Operative Agreements;

              (xvi) Taxes imposed on any Tax Indemnitee which is the Owner Participant or an Affiliate of the Owner Participant, or any other person who, together with such Tax Indemnitee, is treated as one employer for employee benefit plan purposes, as a result of, or in connection with, any "prohibited transaction," within the meaning of the provisions of the Code or regulations thereunder or as set forth in Section 406 of ERISA or the regulations implementing ERISA or Section 4975 of the Code or the regulations thereunder; provided, however, that the exclusion set forth in
                              --------  -------
      this clause (xvi) shall not apply to the extent Taxes result from, arise out of, or are attributable to the incorrectness of a representation or warranty made pursuant to Section [ ] hereof;

              (xvii) Taxes imposed on any Tax Indemnitee which is a Loan Participant or an Affiliate of a Loan Participant or any other person who, together with such Tax Indemnitee, is treated as one employer for employee benefit plan purposes, as a result of, or in connection with, any "prohibited transaction", within the meaning of the provisions of the Code or regulations thereunder or as set forth in Section 406 of ERISA or the regulations implementing ERISA or Section 4975 of the Code or the regulations thereunder; provided, however, that the exclusion set forth in
                              --------  -------
      this clause (xvii) shall only apply to the extent Taxes result from, arise out of, or are attributable to the incorrectness of a representation or warranty made pursuant to Section [ ] hereof or its failure to perform or observe the covenant or condition required to be performed by it under Section [ ] hereof;

              (xviii) Taxes for so long as (x) such Taxes are being contested in accordance with the provisions of Section 7.1(e) hereof, (y) the Lessee is in compliance with its obligations under Section 7.1(e) and (z) the payment of such Taxes is not required pursuant to Section 7.1(e);

              (xix) Taxes as to which such Tax Indemnitee is indemnified pursuant to the Tax Indemnity Agreement;

              (xx) any Taxes imposed on or with respect to any Certificate Holder; and

              (xxi) Taxes imposed as a result of the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any Operative Agreement other than (w) those which are legally required (x) in connection with the exercise of remedies pursuant to Section 15 of the Lease, (y) such as have been proposed by the Lessee or consented to by the Lessee or (z) those that are required pursuant to the terms of the Operative Agreements.

          (d) Payments to Tax Indemnitee.  The Lessee agrees to pay, on demand,
              --------------------------
any and all Impositions, and to keep at all times all and every part of each item of Equipment free and clear of all Taxes which might in any way affect the interest of any Tax Indemnitee therein or result in a Lien upon any such item of Equipment; provided, however, that the Lessee shall be under no obligation to pay any Tax so long as either the Tax Indemnitee or the Lessee is contesting in good faith and by appropriate legal proceedings such Imposition and the nonpayment thereof does not, in the reasonable opinion of the Tax Indemnitee, materially adversely affect the interest of any Tax Indemnitee hereunder or under the Indenture.

      If any Tax indemnified under this Section 7.1 shall have been charged or levied against any Tax Indemnitee directly and paid by such Tax Indemnitee after such Tax Indemnitee shall have given written notice thereof to the Lessee and the same shall have remained unpaid for a period of ten Business Days thereafter, the Lessee shall reimburse such Tax Indemnitee payment, such Tax Indemnitee shall promptly notify the Lessee of the Impositions charged or levied (but the failure to so notify the Lessee shall relieve the Lessee of its obligation hereunder only to the extent such failure precludes a contest by the Lessee) hereunder.

          (e) Contests.  If the Lessee shall so request within 30 days after
              --------
receipt of such notice, then such Tax Indemnitee shall in good faith at Lessee's expense contest such Tax; provided, however, that to the extent the contest involves only Taxes constituting property taxes, sales taxes, or use taxes such contest shall be undertaken by the Lessee at the Lessee's expense and at no-after-tax cost to the Lessor or the Owner Participant, but if such contest would involve any other type of Tax, then such Tax Indemnitee may, in its sole discretion, control such contest (including selecting the forum for such contest, and determining whether any such contest shall be conducted by (i) paying such Tax under protest or (ii) resisting payment of such Tax or (iii) paying such Tax and seeking a refund thereof; provided, further, however, that
(iv) at such Tax Indemnitee's option, such contest shall be conducted by the Lessee in the name of such Tax Indemnitee). In no event shall such Tax Indemnitee be required or the Lessee be permitted to contest any Tax for which the Lessee is obligated to indemnify pursuant to this Section unless: (i) the Lessee shall have acknowledged its liability to such Tax Indemnitee for an indemnity payment pursuant to this Section as a result of such claim if and to the extent such Tax Indemnitee or the Lessee, as the case may be, shall not prevail in the contest of such claim; provided, however, that the Lessee shall not be required to indemnify for such Taxes to the extent that the results of the contest clearly and unambiguously demonstrate that the Tax is not a Tax for which Lessee is required to indemnify; (ii) such Tax Indemnitee shall have received the opinion of independent tax counsel selected by the Tax Indemnitee and satisfactory to the Lessee furnished at the Lessee's sole expense, to the effect that a reasonable basis exists for contesting such claim or, in the event of an appeal, that it is more likely than not that an appellate court or an administrative agency with appellate jurisdiction, as the case may be, will reverse or substantially modify the adverse determination; (iii) the Lessee shall have agreed to pay such tax Indemnitee on demand (and at no after-tax costs to the Lessor and the Owner Participant) all reasonable costs and expenses that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all costs, expenses, reasonable legal and accounting fees, disbursements, penalties, interest and additions to the Tax);
(iv) no Lease Event of Default shall
have occurred and shall have been continuing, unless the Lessee shall have posted a satisfactory bond or other security with respect to the costs of such contest and the Taxes which may be required to be indemnified; (v) such Tax Indemnitee shall have determined that the action to be taken will not result in any substantial danger of sale, forfeiture or loss of, or the creation of any Lien or otherwise made a provision to protect the interest of such Tax Indemnitee (in a manner satisfactory to such Tax Indemnitee) on the Equipment or any portion thereof or any interest therein; (vi) the amount of such claims alone, or, if the subject matter thereof shall be of a continuing or recurring nature, when aggregated with identical potential claims shall be at least $5,000; and (vii) if such contest shall be conducted in a manner requiring the payment of the claim, the Lessee shall have paid the amount required (an at no after-tax costs to the Lessor and the Owner Participant). The Lessee shall cooperate with the Tax Indemnitee with respect to any contest controlled and conducted by the Tax Indemnitee and the Tax Indemnitee shall consult with the Lessee regarding the conduct of such contest. The Tax Indemnitee shall cooperate with respect to any contest controlled and conducted by the Lessee and the Lessee, shall consult with the Tax Indemnitee regarding the conduct of such contest.

      Notwithstanding anything to the contrary contained in this Section 7.1, no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing or recurring nature and shall have previously been adversely decided to the Tax Indemnitee pursuant to the contest provisions of this Section unless there shall have been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings or court decisions) enacted, promulgated or effective after such claim shall have been so previously decided, and such Tax Indemnitee shall have received an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee, furnished at the Lessee's sole expense, to the effect that such change is favorable to the position which such Tax Indemnitee or the Lessee, as the case may be, had asserted in such previous contest and as a result of such change, there is a reasonable basis to contest such claim.

          (f) Payments to Lessee.  With respect to any payment or indemnity
              ------------------
hereunder, such payment or indemnity shall have included an amount payable to the Tax Indemnitee sufficient to hold such Tax Indemnitee harmless on an After-Tax Basis from all taxes required to be paid by such Tax Indemnitee with respect to such payment or indemnity under the laws of any federal, state or local government or taxing authority in or of the United States, or under the laws of any taxing authority or governmental subdivision in or of a foreign country; provided that, if any Tax Indemnitee realizes and recognizes a permanent tax benefit by reason of such payment or indemnity (whether such tax benefit shall be by means of a foreign tax credit, investment tax credit, depreciation or recovery deduction or otherwise), such Tax Indemnitee shall pay to the Lessee an amount equal to the sum of such tax benefit plus any tax benefit realized as the result of any payment made pursuant to this proviso, when, as, if and to the extent realized; provided further that, (i) if at the time such payment shall be due to the Lessee a Lease Event of Default shall have occurred and be continuing, such amount shall not be payable until such Lease Event of Default shall have been cured, and (ii) the amount which such Tax Indemnitee shall be required to pay to the Lessee shall not exceed the amounts which the Lessee has theretofore paid such Tax Indemnitee hereunder with respect to such indemnity.

          For purposes of this Section 7.1, in determining the order in which any Tax Indemnitee utilizes withholding or other foreign taxes as a credit against such Tax Indemnitee's United States income taxes, such Tax Indemnitee shall be deemed to utilize (i) first, all foreign taxes other than those described in clause (ii) below; provided, however, that such other foreign taxes which are carried back to the taxable year for which a determination is being made pursuant to such paragraph (i) shall be deemed utilized after the foreign taxes described in clause (ii) below, and (ii) then, on a pro rata basis, all foreign taxes (including fees, taxes and other charges hereunder) with respect to which such Tax Indemnitee is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, financing document or participation agreement (including, without limitation, this Agreement).

          (g) Reports.  In the event any reports with respect to Indemnified
              -------
Taxes are required to be made, the Lessee will either prepare and file such reports (and in the case of reports which are required to be filed on the basis of individual items of Equipment, such reports shall be prepared and filed in such manner as to show as required the interest of each Tax Indemnitee in such items of Equipment) or, if it shall not be permitted to file the same, it will notify each Tax Indemnitee of such reporting requirements, prepare such reports in such manner as shall be satisfactory to each Tax Indemnitee and deliver the same to each tax Indemnitee within a reasonable period prior to the date the same is to be filed. The Lessee shall provide such information as the Owner Participant or the Lessor may reasonably require from the Lessee to enable the Owner Participant and the Lessor to fulfill their respective tax filing, tax audit, and tax litigation obligations.

          (h) Survival.  In the event that, during the continuance of this
              --------
Agreement, any Indeminified Tax accrues or becomes payable or is levied or assessed (or is attributable to the period of time during which the Lease is in existence or prior to the return of Equipment in accordance the provisions of the Lease) which the Lessee is or will be obligated to pay or reimburse, pursuant to this Section 7.1, such liability shall continue, notwithstanding the expiration of the Lease, until all such Taxes are paid or reimbursed by the Lessee.

          (i) Affiliated Group.  For purposes of applying this Section 7.1 with
              ----------------
respect to any Imposition, the term "Owner Participant" shall include each member of the affiliated group of corporations with which [_____________] (and its successors and assigns) files consolidated or combined tax returns relating to such Imposition.

          (j) Income Tax.  For purposes of this Section 7.1, the term Income Tax
              ----------
means any Tax based on or measured by or with respect to gross or net income (including without limitation, capital gains taxes, personal holding company taxes, minimum taxes and tax preferences) or gross or net receipts and Taxes which are capital, net worth, conduct of business, franchise or excess profits taxes and interest, additions to tax, penalties, or other charges in respect thereof (provided, however, that sales,
                                                --------  -------
use, rental, value-added, excise, or property taxes shall not constitute an Income Tax).

      Section 7.2   General Indemnification and Waiver of Certain Claims.
                    ----------------------------------------------------

          (a) Claims Defined.  For the purposes of this Section 7.2, "Claims"
              --------------
shall mean any and all costs, expenses, liabilities, obligations, losses, damages, penalties, actions or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort) which may be imposed on, incurred by, suffered by, or asserted against an Indemnified Person, as defined herein, or any Unit and, except as otherwise expressly provided in this Section 7.2, shall include, but not be limited to, all reasonable out-of-pocket costs, disbursements and expenses (including legal fees and expenses) paid or incurred by an Indemnified Person in connection therewith or related thereto.

          (b) Indemnified Person Defined.  For the purposes of this Section 7.2,
              --------------------------
"Indemnified Person" means the Owner Participant, the Owner Trustee (both in its individual capacity and as Owner Trustee), the Indenture Trustee and the Pass Through Trustee, each of their Affiliates and each of their respective directors, officers, employees, successors and permitted assigns, agents and servants, the Trust Estate and the Indenture Estate (the respective directors, officers, employees, successors and permitted assigns, agents and servants of the Owner Participant, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee and each of their Affiliates, as applicable, together with the Owner Participant, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee and each of their Affiliates, as the case may be, being referred to herein collectively as the "Related Indemnitee Group" of the Owner Participant, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee, respectively).

          (c) Claims Indemnified.  Whether or not any Unit is accepted under the
              ------------------
Lease, or the Closing occurs, and subject to the exclusions stated in paragraph
(d) below, Lessee agrees to indemnify, protect, defend and hold harmless each Indemnified Person on an After-Tax Basis against Claims directly or indirectly resulting from or arising out of or alleged to result from or arise out of (whether or not such Indemnified Person shall be indemnified as to such Claim by any other Person):

              (i) this Agreement or any other Operative Agreement or any of the transactions contemplated hereby and thereby or any Unit or the ownership, lease, operation, possession, modification, improvement, abandonment, use, non-use, maintenance, sublease, substitution, control, repair, storage, alteration, transfer or other application or disposition, return, overhaul, testing, servicing, replacement or registration of any Unit (including, without limitation, injury, death or property damage of passengers, shippers or others, and environmental control, noise and pollution regulations, or the presence, discharge, treatment, storage, handling, generation, disposal, spillage, release, escape of or exposure of any Person or thing to (directly or indirectly) Hazardous Substances or damage to the environment (including, without limitation, costs of investigations or assessments, clean-up costs, response costs, remediation costs, removal costs, restoration costs, monitoring costs, costs of corrective actions and natural resource damages)) whether or not in compliance with the terms of the Lease, or by any of the commodities, items or materials from time to time contained in any Unit, whether or not in compliance with the terms of the Lease, or by the inadequacy of any Unit or deficiency or defect in any Unit or by any other circumstances in connection with any Unit, or by the performance of any Unit or any risks relating thereto, or by any interruption of service, loss of business or anticipated profits or consequential damages;

              (ii) the construction, manufacture, financing, refinancing, design, purchase, acceptance, rejection, delivery, non-delivery or condition of any Unit (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement);

              (iii) any act or omission (whether negligent or otherwise) or any breach of or failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement to be performed by, or other obligation of, the Lessee under any of the Operative Agreements, or the falsity of any representation or warranty of the Lessee in any of the Operative Agreements or in any document or certificate delivered in connection therewith other than representations and warranties in the Tax Indemnity Agreement;

              (iv) the offer, sale or delivery of any Equipment Notes or Pass Through Certificates or any interest in the Trust Estate; and

              (v) any violation of law, rule, regulation or order by the Lessee or any sublessee or their respective directors, officers, employees, agents or servants.

          (d) Claims Excluded.  The following are excluded from the Lessee's
              ---------------
agreement to indemnify under this Section 7.2:

              (i) Claims with respect to any Unit to the extent attributable to acts or events occurring after (except in any case where remedies are being exercised under Section 15 of the Lease or the Lessee has assumed any of the obligations with respect to the Equipment Notes under Section
      3.6 of the Indenture) the last to occur of (x) with respect to such Unit, the earlier to occur of the termination of the Lease or the expiration of the Lease Term in accordance with the terms thereof, (y) with respect to each Unit, the return of such Unit to the Lessor in accordance with the terms of the Lease (it being understood that, so long as any Unit is in storage as provided in

      Section 6.1(c) of the Lease, the date of return thereof for the purpose of this clause (i) shall be the last day of the Storage Period), and (z) the release of the Lien of the Indenture on such Unit;

              (ii) Claims which are Taxes, whether or not the Lessee is required to indemnify therefor under Section 7.1 hereof or under the Tax Indemnity Agreement;

              (iii) with respect to any particular Indemnified Person, Claims to the extent resulting from (x) the gross negligence or willful misconduct of such Indemnified Person, or (y) any breach of any covenant to be performed by such Indemnified Person under any of the Operative Agreements, or the falsity of any representation or warranty of such Indemnified Person in any of the Operative Agreements or in a document or certificate delivered in connection therewith;

              (iv) any Claim to the extent attributable to any transfer by the Lessor of the Equipment or any portion thereof or any transfer by the Owner Participant of all or any portion of its interest in the Trust Estate other than (A) any transfer after a Lease Event of Default, (B) the transfer of all or any portion of the Equipment or any Owner Participant's interest in the Equipment to the Lessee, (C) the transfer of all or any portion of the Equipment to a third party pursuant to Lessee's election to terminate the Lease or (D) any transfer of all or any portion of the Equipment pursuant to Section 6.9; provided, however, that with respect to any such Claim, if the Lessee shall have elected to assume all of the rights and obligations of the Owner Trustee under the Indenture in respect of the Equipment Notes, pursuant to Section 3.6 of the Indenture, the Pass Through Trustee and the Indenture Trustee shall remain Indemnified Persons and shall not be excluded from the indemnification under this Section 7.2;

              (v) with respect to any particular Indemnified Person, any Claim resulting from the imposition of any Lessor's Lien attributable to such Indemnified Person; or

              (vi) with respect to any particular Indemnified Person, any Claim, to the extent the risk thereof has been expressly assumed by such Indemnified Person in connection with the exercise by such Indemnified Person of the right of inspection granted under Section 6.2 of the Lease, inspection or restenciling under Section 6.1(c) of the Lease or inspection under Section 13.2 of the Lease.

          (e) Insured Claims.  In the case of any Claim indemnified by the
              --------------
Lessee hereunder which is covered by a policy of insurance maintained by the Lessee pursuant to Section 12 of the Lease or otherwise, each Indemnified Person agrees to provide reasonable cooperation to the insurers in the exercise of their rights to investigate, defend, settle or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

          (f) Claims Procedure.  An Indemnified Person shall, after obtaining
              ----------------
knowledge thereof, promptly notify the Lessee of any Claim as to which indemnification is sought; provided, however, that the failure to give such notice shall not release the Lessee from any of its obligations under this

Section 7.2, except to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person shall have a material adverse effect on Lessee's ability to defend such Claim or recover proceeds under any insurance policies maintained by the Lessee. The Lessee shall, after obtaining knowledge thereof, promptly notify each Indemnified Person of any indemnified Claim affecting such Indemnified Person. Subject to the provisions of the following paragraph, the Lessee shall at its sole cost and expense be entitled to control, and shall assume full responsibility for, the defense of such claim or liability; provided that the Lessee shall confirm to such Indemnified Person Lessee's obligations to indemnify hereunder for such Claim, shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request.

          Notwithstanding any of the foregoing to the contrary, the Lessee shall not be entitled to control and assume responsibility for the defense of any Claim if (1) a Lease Event of Default shall have occurred and be continuing, (2) such proceeding will involve any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Lien permitted under the Operative Agreements or a Lien which is adequately bonded to the satisfaction of such Indemnified Person) on, any Unit, (3) the amounts involved, in the good faith opinion of such Indemnified Person, are likely to have a materially adverse effect on the business of such Indemnified Person other than the ownership, leasing and financing of the Equipment, (4) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding or (5) such Claim involves the possibility of criminal sanctions or liability to such Indemnified Person. In the circumstances described in clauses (1) - (5), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such claim or liability at the expense of the Lessee. In addition, any Indemnified Person may participate in any proceeding controlled by the Lessee pursuant to this Section 7.2, at its own expense, in respect of any such proceeding as to which the Lessee shall have acknowledged in writing its obligation to indemnify the Indemnified Person pursuant to this Section 7.2, and at the expense of the Lessee in respect of any such proceeding as to which the Lessee shall not have so acknowledged its obligation to the Indemnified Person pursuant to this Section 7.2. Lessee may in any event participate in all such proceedings at its own cost. Nothing contained in this Section 7.2(f) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

          (g) Subrogation.  If a Claim indemnified by the Lessee under this
              -----------
Section 7.2 is paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee, the Lessee and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid with respect to the transaction or event giving rise to such Claim. So long as no Lease Event of Default shall have occurred and be continuing, should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by the Lessee hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount the Lessee or any of its insurers has paid) to the Lessee.

          (h) Waiver of Certain Claims.  The Lessee hereby waives and releases
              ------------------------
any Claim now or hereafter existing against any Indemnified Person arising out of death or personal injury to personnel of the Lessee, pollution incidents, loss or damage to property of the Lessee, or the loss of profits or use of any property of the Lessee, which may result from or arise out of the condition, use or operation of the Equipment during the Lease Term, including without limitation any latent or patent defect whether or not discoverable.

          (i) No Guaranty.  The general indemnification provisions of this
              -----------
Section 7.2 do not constitute a guaranty by the Lessee that the principal of, interest on or any amounts payable with respect to the Equipment Notes will be paid.

                SECTION 8.  LESSEE'S RIGHT OF QUIET ENJOYMENT.

      Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Lease, and expressly, severally and as to its own actions only, agrees that, so long as no Lease Event of Default has occurred and is continuing, it shall not take or cause to be taken any action contrary to the Lessee's rights under the Lease, including, without limitation, the right to possession, use and quiet enjoyment by the Lessee or any permitted sublessee of the Equipment.

                   SECTION 9.  SUCCESSOR INDENTURE TRUSTEE.

      In the event that the Indenture Trustee gives notice of its resignation pursuant to Section 8.2 of the Indenture, the Owner Trustee shall promptly appoint a successor Indenture Trustee reasonably acceptable to the Lessee and the Pass Through Trustee.

                         SECTION 10.   MISCELLANEOUS.

      Section 10.1. Consents.  Each Participant covenants and agrees (subject,
                    --------
in the case of the Loan Participant, to all of the terms and provisions of the Trust Indenture) that it shall not unreasonably withhold its consent to any consent requested of the Owner Trustee or the Indenture Trustee, as the case may be, under the terms of the Operative Agreements that by its terms is not to be unreasonably withheld by the Owner Trustee or the Indenture Trustee.

      Section 10.2. Refinancing.  So long as no Lease Event of Default shall
                    -----------
have occurred and be continuing, the Lessee shall have the right to request the Owner Participant and the Owner Trustee to effect an optional prepayment of all, but not less than all, of the Equipment Notes (including any Equipment Notes assumed at such time under Section 3.6 of the Indenture) pursuant to Section 2.10(d) of the Indenture as part of a refunding or refinancing operation, provided that the Lessee (a) shall have the right to refinance not more than two times prior to the termination of the Lease, and (b) shall obtain the prior consent of the Owner Participant, which shall not be unreasonably withheld, to such refinancing if the Scheduled Amortization Amount measured after the receipt of the Basic Rent on the preceding Payment Date was other than zero (0). As soon as practicable after receipt of such request, the Owner Participant and the Lessee will enter into an agreement, in form and substance reasonably satisfactory to the parties thereto, as to the terms of such refunding or refinancing as follows:

          (a) the Lessee, the Owner Participant, the Indenture Trustee, the Owner Trustee, and any other appropriate parties will enter into a financing or loan agreement (which may involve an underwriting agreement in connection with a public offering), in form and substance reasonably satisfactory to the parties thereto, providing for (i) the issuance and sale by the Owner Trustee or such other party as may be appropriate on the date specified in such agreement (for the purposes of this Section 10.2, the "Refunding Date") of debt securities in an aggregate principal amount (in the lawful currency of the United States) equal to the principal amount of the Equipment Notes outstanding on the Refunding Date, having the same maturity date as said Equipment Notes and having a weighted average life which is not less than or greater than the Remaining Weighted Average Life of said Equipment Notes by more than three months, (ii) the application of the proceeds of the sale of such debt securities to the prepayment of all such Equipment Notes on the Refunding Date, and (iii) payment by Lessee to the Person or Persons entitled thereto of all other amounts, in respect of accrued interest, any Make Whole Amount or other premium, if any, payable on such Refunding Date;

          (b) the Lessee and the Owner Trustee will amend the Lease in a manner such that (i) if the Refunding Date is not a Rent Payment Date and the accrued and unpaid interest on the Equipment Notes is not otherwise paid pursuant to
Section 10.2(a), the Lessee shall on the Refunding Date prepay that portion of the next succeeding installment of Basic Rent as shall equal the aggregate interest accrued on the Equipment Notes outstanding to the Refunding Date, (ii) Basic Rent payable in respect of the period from and after the Refunding Date shall be recalculated to preserve the Net Economic Return which the Owner Participant would have realized had such refunding not occurred, provided that the net present value of Basic Rent shall be minimized to the extent consistent therewith, and (iii) amounts payable in respect of Stipulated Loss Value, Early Purchase Price and Termination Value from and after the Refunding Date shall be appropriately recalculated to preserve the Net Economic Return which the Owner Participant would have realized had such refunding not occurred (it being agreed that any recalculations pursuant to subclauses (ii) and (iii) of this clause (b) shall be performed in accordance with the requirements of Section 2.6 hereof);

          (c) the Owner Trustee will enter into an agreement to provide for the securing thereunder of the debt securities issued by the Owner Trustee pursuant to clause (a) of this Section 10.2 in like manner as the Equipment Notes and/or will enter into such amendments and supplements to the Indenture as may be necessary to effect such refunding or refinancing, which agreements, amendments and/or supplements shall be reasonably satisfactory in form and substance to the Owner Participant; provided that, no such agreement or amendment shall provide for any increase in the security for the new debt securities; and provided further that, notwithstanding the foregoing (but subject to the provisions of clauses (a) and (b) above), the Lessee reserves the right to set the economic terms and other terms not customarily negotiated between an owner participant and a lender of the refunding or refinancing transaction to be so offered to the extent that they are passed through to the Lessee in, or define rights or obligations of the Lessee under, the Operative Agreements; provided, further, that no such amendment or supplement will in the reasonable judgment of the Owner Participant increase its obligations or impair its rights under the Operative Agreements without the consent of the Owner Participant;

          (d) in the case of a refunding or refinancing involving a public offering of debt securities, neither the Owner Trustee nor the Owner Participant shall be an "issuer" for securities law purposes or an "obligor" within the meaning of the Trust Indenture Act of 1939, as amended, the offering materials (including any registration statement) for the refunding or refinancing transaction shall be reasonably satisfactory to the Owner Participant and the Lessee shall provide satisfactory indemnity to the Owner Trustee and Owner Participant with respect thereto;

          (e) unless otherwise agreed by the Owner Participant, the Lessee shall pay to the Owner Trustee as Supplemental Rent an amount, on an After-Tax Basis, equal to any Make-Whole Amount, Late Payment Premium, if any, payable in respect of Equipment Notes outstanding on the Refunding Date, all interest which is accrued and unpaid in respect of late payments of Basic Rent or any part thereof, all reasonable fees, costs, expenses of such refunding or refinancing and of the parties hereto incurred in connection with such refunding or refinancing (including all reasonable out-of-pocket legal fees and expenses and the reasonable fees of any financial advisors);

          (f) the Lessee shall give the Indenture Trustee not less than 25 days prior written notice of the Refunding Date;

          (g) the Owner Participant, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee shall have received (i) such opinions of counsel as they may reasonably request concerning compliance with the Securities Act of 1933, as amended, and any other applicable law relating to the sale of securities and (ii) such other opinions of counsel and such certificates and other documents, each in form and substance satisfactory to them, as they may reasonably request in connection with compliance with the terms and conditions of this Section 10.2;

          (h) the Projected Coverage Ratio, calculated on a pro forma basis for each payment period occurring during the remaining portion of the Basic Term following the Refunding Date, shall be no less for any such payment period than would have been the case had the refinancing proposed pursuant to this Section
10.2 not occurred.

          (i) all necessary authorizations, approvals and consents shall have been obtained and shall be in full force and effect;

provided, however, that the Lessee will, to the extent then known, promptly provide to the Owner Participant, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee substantially final terms and conditions of any such refunding or refinancing within 30 days prior to the execution and delivery of the documents contemplated hereunder in connection therewith; and provided, further, that (w) no refunding or refinancing of the Equipment Notes will be permitted unless within 20 days after receipt by the Owner Participant of a request from the Lessee to effect a refunding or refinancing pursuant to this
Section 10.2 and of information regarding the terms of such refunding or refinancing necessary to render the opinion referred to below, the Lessee has provided the Owner Participant with (a) a tax opinion from [____________] or other tax counsel reasonably acceptable to the Owner Participant and (b) an agreement of GATC to indemnify the Owner Participant against any adverse tax consequence suffered as a result of such refinancing or refunding; alternatively, in the event such reasonable basis tax opinion cannot be provided and the Lessee wishes to effect such refunding or refinancing, the Lessee will, at such time as the Lessee receives written notice from the Owner Participant that the Owner Participant has filed any income tax return wherein such adverse income tax consequences are recognized, make an indemnity payment to the Owner Participant in the incremental amount of such adverse tax consequence (on an After-Tax Basis) attributable to such refunding or refinancing; (x) the Lessee shall pay to or reimburse the Participants, the Owner Trustee and the Indenture Trustee for all costs and expenses (including reasonable attorneys' and accountants' fees) paid or incurred by them in connection with such refunding or refinancing; (y) no refunding or refinancing of the Equipment Notes will be permitted if it shall cause the Owner Participant to account for the transaction contemplated hereby as other than a "leveraged lease" under the Financial Accounting Standards Board ("FASB") Statement No. 13, as amended (including any amendment effected by means of the adoption by FASB of a new statement in lieu of FASB Statement No. 13); and (z) in no event, in connection with or after giving effect to such refunding or refinancing shall the Owner Participant be exposed to any unindemnified risk or liability (including tax risk) to which it is not exposed prior to such refunding or refinancing.

      Section 10.3. Amendments and Waivers.  Except as otherwise provided in the
                    ----------------------
Indenture, no term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party against which enforcement of the termination, amendment or waiver is sought.

      Section 10.4. Notices.  Unless otherwise expressly specified or permitted
                    -------
by the terms hereof, all communications and notices provided for herein shall be in writing or by facsimile, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (ii) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(iii) in the case of notice by facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed by any of the methods set forth in clauses (i) or (ii) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

                                  If to GATC:

                  General American Transportation Corporation
                            500 West Monroe Street
                               Chicago, Illinois
                                     60661
                             Attention:  Treasurer

                                   (1998-1)
                          Facsimile No:(312) 621-6645
                        Confirmation No.:(312) 621-6200

                               If to the Lessee:

                    General American Railcar Corporation II
                            500 West Monroe Street
                           Chicago, Illinois  60661
                             Attention:  Treasurer
                         Facsimile No.:(312) 621-6270
                        Confirmation No.:(312) 621-6451

                           If to the Owner Trustee:

                               [[Owner Trustee]
                             _____________________
                             _____________________
                          Attention:  ______________
                       Facsimile No.:      _____________
                      Confirmation No.:   _____________]

                                with a copy to:

                         the Owner Participant at the
                            address set forth below

                         If to the Owner Participant:

                             [[Owner Participant]
                             ____________________
                             ____________________
                        Attention:  ___________________
                       Facsimile No.:      _____________
                      Confirmation No.:   _____________]

                         If to the Indenture Trustee:

                      The First National Bank of Chicago
                     One First National Plaza, Suite 0126
                         Chicago, Illinois 60670-0126
                 Attention:  Corporate Trust Services Division
                     Facsimile No.:[(312) 407-1708]
                     Confirmation No.:[(312) 407-8810]

                        If to the Pass Through Trustee:

                      The First National Bank of Chicago
                     One First National Plaza, Suite 0126
                         Chicago, Illinois 60670-0126
                 Attention:  Corporate Trust Services Division
                        Facsimile No.: [(312) 407-1708]
                       Confirmation No.:[(312) 407-8810]
                                with a copy to:

                     [Salomon Smith Barney, as Underwriter
                             7 World Trade Center
                           New York, New York 10048
                     Attention:  Structured Finance Group
                      Facsimile No.:(212) 783-7808
                      Confirmation No.:(212) 783-7154]

                          If to the Rating Agencies:

                        Moody's Investors Service, Inc.
                               99 Church Street
                           New York, New York 10007
                        Attention:  [Christina Cotton]
                     Facsimile No.:[(212) 553-1350]
                     Confirmation No:[(212) 553-4148]

                         Standard & Poor's Corporation
                                  25 Broadway
                           New York, New York 10004
                          Attention:  [Steven Rooney]
                     Facsimile No.:[(212) 208-0027]
                     Confirmation No.:[(212) 208-1829]

      Section 10.5.  Survival.  All warranties, representations, indemnities and
                     --------
covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on the behalf of any such party under this Agreement, shall be considered to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by any such party or on behalf of any such party.

      Section 10.6.  No Guarantee of Residual Value or Debt.  Nothing contained
                     --------------------------------------
herein or in the Lease, the Trust Indenture, the Trust Agreement, the Pass Through Trust Agreement or the Tax Indemnity Agreement or in any certificate or other statement delivered by the Lessee in connection with the transactions contemplated hereby shall be deemed to be (i) a guarantee by the Lessee to the Owner Trustee, the Owner Participant, the Indenture Trustee or the Loan Participant that the Equipment will have any residual value or useful life, or
(ii) a guarantee by the Indenture Trustee or the Lessee of payment of the principal of, premium, if any, or interest on the Equipment Notes.

      Section 10.7.  Successors and Assigns.  This Agreement shall be binding
                     ----------------------
upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, including each successive holder of the Beneficial Interest permitted under Section 6.1 hereof and each successive holder of any Equipment Note issued and delivered pursuant to this Agreement or the Indenture. Except as expressly provided herein or in the other Operative Agreements, no party hereto may assign their interests herein without the consent of the parties hereto.

      Section 10.8.  Business Day.  Notwithstanding anything herein or in any
                     ------------
other Operative Agreement to the contrary, if the date on which any payment is to be made pursuant to this Agreement or any other Operative Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such succeeding Business Day and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

      Section 10.9.  Governing Law.  This Agreement shall in all respects be
                     -------------
governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance, without regard to principles of conflicts of laws.

      Section 10.10. Severability.  Whenever possible, each provision of this
                     ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      Section 10.11. Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts, each executed counterpart constituting an original but all together only one Agreement.

      Section 10.12. Headings and Table of Contents.  The headings of the
                     ------------------------------
Sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

                   Section 10.13. Limitations of Liability.
                                  ------------------------

      (a) Liabilities of Participants.  Neither the Indenture Trustee, the
          ---------------------------
Owner Trustee nor any Participant shall have any obligation or duty to the Lessee, to GATC, to any other Participant or to others with respect to the transactions contemplated hereby, except those obligations or duties of such Participant expressly set forth in this Agreement and the other Operative Agreements, and neither the Indenture Trustee nor any Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Indenture Trustee or any Participant be liable to the Lessee or GATC for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Trustee unless such action or inaction is at the direction of the Indenture Trustee or any Participant, as the case may be, and such direction is expressly permitted hereby.

          (b) No Recourse to the Owner Trustee.  It is expressly understood and
              --------------------------------
agreed by and between the Owner Trustee, the Lessee, the Owner Participant, the Indenture Trustee, and the Loan Participant, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 10.13(b), all representations, warranties and undertakings of the Owner Trustee hereunder shall be binding upon the Owner Trustee only in its capacity as Owner Trustee under the Trust Agreement, and (except as expressly provided herein) the Owner Trustee shall not be liable in its individual capacity for any breach thereof, except for its gross negligence or willful misconduct, or for breach of its covenants, representations and warranties contained herein, except to the extent covenanted or made in its individual capacity; provided, however, that nothing in this Section 10.13(b) shall be construed to limit in scope or substance those representations and warranties of the Owner Trustee made expressly in its individual capacity set forth herein. The term "Owner Trustee" as used in this Agreement shall include any successor trustee under the Trust Agreement, or the Owner Participant if the trust created thereby is revoked.

          (c) Loan Participant's Source of Funds.  It is expressly understood
              ----------------------------------
and agreed by and between the Owner Trustee, the Lessee, the Owner Participant, the Indenture Trustee, and the Loan Participant, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 10.13(c), the undertakings of the Loan Participant hereunder are limited to the application of the proceeds of the sale of the Pass Through Certificates to the purchase by the Pass Through Trustee of the Equipment Notes; provided, however, that nothing in this Section 10.13(c) shall be construed to limit in scope or substance those representations and warranties of the Loan Participant made expressly in its individual capacity set forth herein.

      Section 10.14. Maintenance of Non-Recourse Debt.  The parties hereto agree
                     --------------------------------
that if the Owner Trustee becomes a debtor subject to the reorganization provisions of the Bankruptcy Code, 11 U.S.C. (S)101 et seq. (the "Bankruptcy Code") or any successor provision, the parties hereto will make an election under 1111(b)(1)(A)(i) of the Bankruptcy Code. If (a) the Owner Trustee becomes a debtor subject to the reorganization provisions of the Bankruptcy Code or any successor provision, (b) pursuant to such reorganization provisions the Owner Trustee is required, by reason of the Owner Trustee being held to have recourse liability to the Pass Through Trustee or the Indenture Trustee, directly or indirectly, to make payment on account of any amount payable under the Equipment Notes or any of the other Operative Agreements and (c) the Pass Through Trustee and/or the Indenture Trustee actually receives any Excess Amount

(as hereinafter defined) which reflects any payment by the Owner Trustee on account of (b) above, then the Pass Through Trustee and/or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Trustee such Excess Amount. For purposes of this Section 10.14, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by the Pass Through Trustee or the Indenture Trustee if the Owner Trustee had not become subject to the recourse liability referred to in (b) above.

      Section 10.15. Ownership of and Rights in Units.  The sale of the Units
                     --------------------------------
contemplated hereby is intended for all purposes to be a true sale of all of the Lessee's right, title and interest in and to the Units to the Owner Trustee, which shall be the legal owner thereof. Upon consummation of the sale and leaseback transactions contemplated hereby, the Lessee's interest in the Units is intended to be that of a lessee only. It is intended that for federal and state income tax purposes the Owner Participant will be the owner of the Units. The rights of the Indenture Trustee in and to the Units pursuant to the Indenture is intended to be that of a secured party holding a security interest, subject to the Lease and the rights of the Lessee thereunder. No holder of an Equipment Note is intended to have any right, title or interest in or to the Units except as a beneficiary of the Lien granted by the Owner Trustee to the Indenture Trustee pursuant to the Indenture in trust for the equal and ratable benefit of the holders from time to time of the Equipment Notes.

      Section 10.16. No Petition.  Each party hereto agrees that, prior to the
                     -----------
date which is one year and one day after payment in full of all outstanding Equipment Notes and all obligations of the Lessee under the Operative Agreements
(i) no party hereto shall authorize the Lessee to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Lessee or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official of the Lessee or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Lessee, or to make a general assignment for the benefit of any party hereto or any other creditor of the Lessee, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against the Lessee under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Equipment Notes and all obligations of the Lessee under the Operative Agreements, it will not institute against, or join any other Person in instituting against, Lessee an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States.

      Section 10.17. Consent To Jurisdiction.  Each of the parties hereto hereby
                     -----------------------
irrevocably and unconditionally:

         (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement or for recognition and enforcement of any judgment in respect hereof or thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

         (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to each party hereto at its address set forth in Section 10.4 hereof, or at such other address of which the other parties shall have been notified pursuant thereto; and

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      Section 10.18. WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT HEREBY
                     --------------------
IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH THIS AGREEMENT.

                                   *   *   *

      IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered, all as of the date first above written.


                                    Lessee:

                    GENERAL AMERICAN RAILCAR CORPORATION II



                                      By:
                                     Name:
                                    Title:

                                   Manager:

                        GENERAL AMERICAN TRANSPORTATION
                                  CORPORATION



                                      By:
                                     Name:
                                    Title:


                                Owner Trustee:

      [OWNER TRUSTEE], not in its individual capacity except as expressly provided herein but solely as  Owner Trustee


                                      By:
                                     Name:
                                    Title:

                              Owner Participant:

                              [OWNER PARTICIPANT]


                                      By:
                                     Name:
                                    Title:


                              Indenture Trustee:

      THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity except as expressly provided herein but solely as Indenture Trustee

                                      By:
                                     Name:
                                    Title:

                             Pass Through Trustee:

      THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity except as expressly provided herein but solely as Pass Through Trustee


                                      By:
                                     Name:
                                    Title:

                                  EXHIBIT A-1

                                    Form of
         Certificate of Insurance Broker Confirming Insurance Coverage
                              (Primary Liability)

 The First National Bank of Chicago, individually and as Pass Through Trustee

   The First National Bank of Chicago, individually and as Indenture Trustee

                               [Owner Trustee],
                       individually and as Owner Trustee

                   [Owner Participant], as Owner Participant


                             Re:  Trust No. 1998-1

                                  Gentlemen:

      Reference is hereby made to the Equipment Lease Agreement (1998-1) dated as of August 1, 1998 (the "Lease") between the Owner Trustee referred to above and General American Railcar Corporation II and the Equipment thereunder. Attached hereto as Exhibit A is a certificate with respect to certain insurance maintained by the Lessee on the Equipment which is or will become effective as of any item thereof upon the acceptance by the Lessee pursuant to the Lease. Such insurance (i) complies with the requirements contained in Exhibit B hereto except as noted below and (ii) is in full force and effect as of the date hereof and all premiums due and payable with respect thereto have been paid in full.

      Capitalized terms not otherwise defined herein or in the exhibits attached hereto have the meaning assigned thereto in the Lease.

                                     A1-1

                                   EXHIBIT A
                      to Certificate of Insurance Broker


                  GATX Corporation Primary Liability Program
                  _______________, 199__ to __________, 199__


[________________ Insurance Company   $3,500,000 per occurrence and
Policy #XXX XXXXXX-X                  $9,000,000 in the aggregate as applicable;
                                      subject to a $3,000,000 per occurrence
                                      retention and $8,000,000 in the aggregate retention (indemnity only)]

                                     A1A-1

                                  EXHIBIT A-2

                                    Form of
         Certificate of Insurance Broker Confirming Insurance Coverage
                              (Excess Liability)

 The First National Bank of Chicago, individually and as Pass Through Trustee

   The First National Bank of Chicago, individually and as Indenture Trustee

              [Owner Trustee], individually and as Owner Trustee

                   [Owner Participant], as Owner Participant


                             Re: Trust No. 1998-1

                                  Gentlemen:

      Reference is hereby made to the Equipment Lease Agreement (1998-1) dated as of August 1, 1998 (the "Lease") between the Owner Trustee referred to above and General American Railcar Corporation II. We hereby certify that the Lessee is insured under various policies, effective (_______________), that provide excess public liability coverage for personal injury and property damage, subject to the policy terms, conditions and exclusions. We further certify that said policies:

      a.     afford limits of liability as indicated on the attached Exhibit A,
                                                                     ---------
excess of various underlying insurances or retained amounts and subject to aggregates where applicable;

      b. are in full force and effect and all premiums due with respect to said policies have been paid in full; and

      c.     comply with all of the requirements listed on the attached Exhibit
                                                                        -------
B.
-

      We hereby agree on each of the dates specified in Section 12.1 of the Lease to issue a certificate (1) describing in reasonable detail the insurance carried by the Lessee relating to the Equipment and (2) confirming that all premiums due thereon have been paid.

      Capitalized terms not otherwise defined herein or in the exhibits attached hereto have the meaning assigned thereto in the Lease.

                                     A2-2

                                   EXHIBIT A
                      to Certificate of Insurance Broker


                   GATX Corporation Excess Liability Program
                  _____________, 199__ to ___________, 199__


 [Umbrella Liability - Occurrence Basis     $1,000,000 Each Occurrence and
 ________________ Insurance Company         Aggregate as Applicable Excess of
 Policy #CUA-XXXXXX-X                       $3,500,000 Each Claim/$9,000,000
                                            aggregate as applicable


Excess Liability - Claims Made Basis        $50,000,000 Each Claim and
[___________________________________]       Aggregate as Applicable, Excess of
Policy #XX XXX XXX                          $1,000,000 Each Claim in turn
                                            Excess of $3,500,000 Each
                                            Claim/$9,000,000 aggregate as
                                            applicable]

                                    A2A-2

                                   EXHIBIT B

                             Insurance Requirements

      The following applies to the policies indicated on Exhibit A:
                                                         ---------

      1. The policies are in such amounts and for such risks and with such insurance companies and subject to such self-insurance not less comprehensive in amounts and against risks customarily insured against by the Lessee in respect of equipment owned or leased by it similar in type to the Equipment and consistent with prudent industry standards for companies engaged in the full service leasing of railcars.

      2. The policies have a third party liability limit of not less than $[50,000,000] per occurrence or in the aggregate, and provide coverage excess of $[3,500,000] per occurrence (and $[9,000,000] in the aggregate) primary general liability.

      3.     The policies:

          (i) provide that if any such insurance is canceled or terminated (other than for normal expiration) for any reason whatever, the Lessor, Indenture Trustee and Owner Participant shall receive 30 days' prior notice of such cancellation or termination,

          (ii) name the Owner Participant, Lessor (both as lessor of the Equipment and in its individual capacity), the Indenture Trustee and the Loan Participant as additional insured as their interests may appear (but only as respects liability arising out of the Operative Agreements or the Equipment),

          (iii) provide that inasmuch as such public liability insurance policies cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exceptions of limits of liability and liability for premiums, commissions, assessments or calls, operate in the same manner as if there were a separate policy or policies covering each insured,

          (iv) waive rights of subrogation against the Owner Participant, Lessor (both as lessor of the Equipment and in its individual capacity) and the Indenture Trustee,

          (v) provide that neither the Owner Participant, Lessor (both as lessor of the Equipment and in its individual capacity) nor the Indenture Trustee shall have any liability or obligation for insurance premiums whether for coverage before or after cancellation or termination of any such policies,

          (vi) shall be primary without contribution from any similar insurance maintained by Owner Participant, Lessor, Indenture Trustee or Pass Through Trustee.

          (vii) provides for sudden and accidental pollution coverage due to collision or overturn of railcars arising out of the use or operation of the units. The scope of this coverage includes clean up should Lessee become obligated to pay (other than on property owned, leased or occupied by Lessee).

                                  Schedule 1
                            Participation Agreement


            Description of Equipment, Designation of Basic Groups,
             Designation of Functional Groups, and Equipment Cost

                                 See Attached

                                  Schedule 1A
                            Participation Agreement



                    List of Existing Car Service Contracts

                                  Schedule 2
                            Participation Agreement


        Commitment Percentage and Payment Information for Participants

1.    The percentage representing the Loan Participant's Commitment is___________%
                All Payments to Loan Participant should be made
              by wire transfer of immediately available funds to:

                      The First National Bank of Chicago
                            ABA No. ______________
             Credit:  _____________ Corporate Trust Administration
                          Attention:  ______________
                     Reference:  GARC II __________ 1998-1
                             Account # ___________

2. The percentage representing the Owner Participant's Commitment is _____________%. All payments to ___________________, as Owner Participant should be made by wire transfer of immediately available funds to:

                             _____________________
                             ABA No. _____________
                         Account # ___________________

                                  Schedule 3
                            Participation Agreement


                        Schedule of Basic Rent Payments


                                 See Attached

                                  Schedule 4
                            Participation Agreement


            Schedule of Stipulated Loss Value and Termination Value

      The Stipulated Loss Value for a Unit of Equipment as of the Basic Term Commencement Date and each Rent Payment Date shall be an amount equal to the percentage of the Equipment Cost for such Unit set opposite such date in this schedule. The Termination Value for a Unit of Equipment as of each Rent Payment Date shall be an amount equal to the percentage of the Equipment Cost for such Unit set opposite such date in this schedule.


                                 See Attached

                                  Schedule 5
                            Participation Agreement


                           Terms of Equipment Notes


                                 See Attached

                                  Schedule 6
                            Participation Agreement


                             Purchase Information



                    Early Purchase Date: ____________, 20__

      Early Purchase Price: __________% (stated as a percentage of Equipment
Cost), of which __________% may be deferred at the option of the Lessee and payable in ____ (__) equal installments on ________, _______, ____________ and
___________, 20__ each in an amount of __________% of Equipment Cost.


          End of Basic Term:_____________________________

          Fixed Option Price:_____________________________

                                    FORM OF


                                                                      Appendix A
                                                                              to
                                                         Participation Agreement
                                                                 Lease Agreement
                                                                 Trust Indenture
                                                                 Trust Agreement
                                                                        (1998-1)


                                  DEFINITIONS

General Provisions

     The following terms shall have the following meanings for all purposes of the Operative Agreements referred to below, unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require, and such meanings shall be equally applicable to both the singular and the plural forms of the terms herein defined. In the case of any conflict between the provisions of this Appendix A and the provisions of the main text of any Operative Agreement, the provisions of the main text of such Operative Agreement shall control the construction of such Operative Agreement.

     Unless otherwise required by the context, (i) references to agreements shall be deemed to mean and include such agreements as the same may be amended, supplemented and otherwise modified from time to time, and (ii) references to parties to agreements shall be deemed to include the permitted successors and assigns of such parties.

Defined Terms

     "AAR"  shall mean the Association of American Railroads or any successor
      ---
thereto.

     "Accounts" shall mean the Collection Account, the Operating Account, the
      --------
Liquidity Reserve Account, the Special Reserves Account, the Non-Shared Payments Account, the Stipulated Loss Value Deficiency Account, the Cash Trapping Account and the Excess Cash Account specified in Section 3.1 of the Intercreditor Agreement.

     "Accumulated Equity Deficiency Amount" shall mean, on any Payment Date, an
      ------------------------------------
amount equal to any aggregate outstanding and then unpaid Equity Portion of Basic Rent.

     "Adjusted Payment Amount" shall mean, for each Adjusted Principal Period,
      -----------------------
the product of (i) the sum of all principal payments made during such Adjusted Principal Period (excluding any Prepaid Amount), and (ii) the Adjustment Multiplier at the Payment Date occurring for such Adjusted Principal Period.

     "Adjusted Principal Period" shall mean, at any Payment Date (the "Relevant
      -------------------------
Payment Date"), (i) in the event no Prepayment has been made, the period from the Closing Date to, but not including, the Relevant Payment Date, or (ii) in the event one or more Prepayments have been made on or prior to the Relevant Payment Date, each of the following periods, without duplication: (a) the period from the Closing Date to, but not including, the first Payment Date thereafter on which a Prepayment has been made on the Relevant Payment Date, (b) each period, if any, between two Payment Dates on which successive Prepayments have been made, in each case including the Payment Date upon which such period commences to, but not including, the Payment Date upon which such period ends, and (c) the period from the Payment Date immediately preceding the Relevant Payment Date on which a Prepayment was made to, but not including, the Relevant Payment Date.

     "Adjustment Multiplier" shall mean, for any Adjusted Principal Period at
      ---------------------
any Payment Date, a fraction, the numerator of which shall be the aggregate Equipment Cost of all Units included in the Indenture Estate immediately after such Payment Date (excluding the Equipment Cost of any Excluded Unit) and the denominator of which shall be the aggregate Equipment Cost of all Units included in the Indenture Estate at the commencement of such Adjusted Principal Period.

     "Administrative Services Agreement" shall mean the Administrative Services
      ---------------------------------
Agreement (1998-1) dated as of August 1, 1998, between GATC and the Company.

     "Affiliate" shall mean, with respect to any Person, any other Person which
      ---------
directly or indirectly controls, or is controlled by, or is under a common control with, such Person. The term "control" means the possession, directly or
                                      -------
indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have
                                      -----------       ----------
meanings correlative to the foregoing.

     "After-Tax Basis" shall mean, with respect to any payment due to any
      ---------------
Person, that the amount of such payment is supplemented by a further payment or payments so that the sum of all such payments, after reduction for all Taxes payable by such Person by reason of the receipt or accrual of such payments, shall be equal to the payment due to such Person.

     "Alternative  Minimum Tax" shall mean the alternative minimum tax imposed
      ------------------------
under Section 55 of the Code.

     "Appraisal" shall have the meaning assigned thereto in Section 4.3(a) of
      ---------
the Participation Agreement.

     "Average Life Date" shall mean, with respect to an Equipment Note, the date
      -----------------
which follows (i) in the case of an Equipment Note being prepaid, the prepayment date or, (ii) in the case of an Equipment Note not being prepaid, the date of such determination, by a period equal to the Remaining Weighted Average Life of such Equipment Note.

     "Bankruptcy Code" shall mean Chapter 11 of Title 11 of the United States
      ---------------
Code, 11 U.S.C. (S)101 et. seq.
                       --- ----

     "Base Component" shall have the meaning assigned thereto in Section 5.2 of
      --------------
the Management  Agreement.

     "Basic Rent" shall mean, with respect to any Unit, all rent payable by the
      ----------
Lessee to the Lessor pursuant to Section 3.2 of the Lease for the Basic Term for such Unit, and all rent payable pursuant to Section 22.4 of the Lease for any Renewal Term for such Unit.

     "Basic Term" shall have the meaning assigned thereto in Section 3.1 of the
      ----------
Lease.

     "Basic Term Commencement Date" shall mean the Closing Date.
      ----------------------------

     "Basic Term Expiration Date" shall mean _____________, 20__.
      --------------------------

     "Basic Term Purchase Price" shall mean, with respect to any Unit, the
      -------------------------
amount equal to the product of the percentage set forth in Section 6 of the Participation Agreement and the Equipment Cost for such Unit.

     "Beneficial Interest" shall mean the interest of the Owner Participant
      -------------------
under the Trust Agreement.

     "Bill of Sale" shall mean the full warranty bill of sale, dated the Closing
      ------------
Date or the date that any Replacement Unit is subjected to the Lease, from the Lessee to the Owner Trustee covering the Units delivered on the Closing Date or such Replacement Unit, as the case may be.

     "Business Day" shall mean any day other than a Saturday, Sunday or a day on
      ------------
which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in New York, New York, Chicago, Illinois, the city and state in which the principal corporate trust office of the Owner Trustee is located, or, until the Lien of the Indenture has been discharged, the city and state in which the principal corporate trust office of the Indenture Trustee is located.

     "Car Service Contract" shall have the meaning assigned thereto in the first
      --------------------
recital clause of the Management Agreement.

     "Certificateholder" means the Person in whose name a Pass Through
      -----------------
Certificate is registered in the register for Pass Through Certificates of a particular series.

     "Claims" shall mean any and all costs, expenses, liabilities, obligations,
      ------
losses, damages, penalties, actions or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort), including, without limitation, all reasonable out-of-pocket costs, disbursements and expenses (including legal fees and expenses) paid or incurred in connection therewith or related thereto.

     "Closing" shall have the meaning assigned thereto in Section 2.3(b) of the
      -------
Participation Agreement.

     "Closing Date" shall mean the date on which the Closing occurs.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time.

     "Collateral Agent" shall have the meaning assigned thereto in the
      ----------------
Intercreditor Agreement.

     "Collection Account" shall have the meaning assigned thereto in the
      ------------------
Intercreditor Agreement.

     "Company" or "Lessee" shall mean General American Railcar Corporation II, a
      -------      ------
Delaware corporation.

     "Company Documents" shall have the meaning assigned thereto in the
      -----------------
Intercreditor Agreement.

     "Company Fleet" shall mean, collectively, the Equipment [and the
      -------------
"Equipment" under the Other Leases].

     "Contiguous United States" shall mean the continental United States (except
      ------------------------
Alaska).

     "Credit Bankrupt" shall mean a Person which is subject to any bankruptcy or
      ---------------
insolvency proceeding, for reasons other than the occurrence of an extraordinary adverse event or circumstance which has led such Person to seek protection from its creditors, or is not paying its debts as they become due.

     "Customer" shall have the meaning assigned thereto in the first recital
      --------
clause of the Management Agreement.

     "Debt Rate" shall mean an interest rate equal to ____% per annum (computed
      ---------
on the basis of a 360-day year of twelve 30-day months).

     "Default Interest" shall mean interest on any amount of the Rated
      ----------------
Amortization Amount of, or Regular Interest on, Equipment Notes that was not paid when such amount became due and payable.

     "Default Rate" shall mean the lesser of [1.5]% over the Debt Rate and the
      ------------
maximum interest rate from time to time permitted by law.

     "Determination Date" shall mean a Payment Date.
      ------------------

     "Early Purchase Date" shall mean the early purchase date specified on
      -------------------
Schedule 6 to the Participation Agreement.

     "Early Purchase Price" shall mean, with respect to any Unit, the amount
      --------------------
equal to the product of the percentage set forth in Schedule 6 to the Participation Agreement and the Equipment Cost for such Unit. Notwithstanding anything to the contrary contained in the Lease or in the Participation Agreement, the Early Purchase Price for such Unit (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) will, under any circumstances and in any event, be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with its exercise of the option under Section 22.1 of the Lease, will be at least sufficient to pay in full as of the Early Purchase Date the Accumulated Equity Deficiency Amount, the aggregate unpaid principal of the Equipment Notes issued in respect of such Unit, together with all unpaid interest, Late Payment Premium and Make-Whole Amount, if any, thereon accrued to the date on which such amount is paid in accordance with the terms hereof and all other amounts then due to the holders of the Equipment Notes in respect of such Unit.

     "Eligible Group" shall mean a number and type of Units which, after the
      --------------
purchase by the Lessee of such Units, will (i) leave no fewer than 800 Equipment Units (as defined in the Intercreditor Agreement) subject to this Lease or Other Leases, and (ii) result in an allocation of Equipment Units (as defined in the Intercreditor Agreement) substantially similar to the allocation of Equipment Units (as defined in the Intercreditor Agreement) immediately prior to the purchase of such Units by the Lessee.

     "Equipment" shall mean, collectively, those items of railroad rolling stock
      ---------
described in the Lease Supplements and the Indenture Supplements, together with any and all accessions, additions, improvements to and replacements from time to time incorporated or installed in any item thereof which are the property of the Owner Trustee pursuant to the terms of a Bill of Sale or the Lease.

     "Equipment Cost" shall mean, for each Unit, the purchase price therefor
      --------------
paid by the Owner Trustee to the Lessee pursuant to Section 2 of the Participation Agreement and as set forth in Schedule 1 to the Participation Agreement with respect to such Unit. Notwithstanding anything to the contrary contained in the Operative Agreements, the Equipment Cost for any Replacement Unit shall be deemed to be the Equipment Cost or deemed Equipment Cost of the Unit replaced by such Replacement Unit.

     "Equipment Notes" shall mean the Equipment Notes, each substantially in the
      ---------------
form set forth in Section 2.1 of the Indenture, issued by the Owner Trustee pursuant to Section 2.2 of the Indenture, and authenticated by the Indenture Trustee, in principal amounts, maturities and bearing interest at the rates and payable as provided in Section 2.2 of the Indenture and secured as provided in the Granting Clause of the Indenture, and shall include any Equipment Note issued in exchange therefor or replacement thereof pursuant to Section 2.7 or
2.8 of the Indenture.

     "Equity Portion of Basic Rent" shall mean, at any Payment Date, the excess
      ----------------------------
of the amount of Basic Rent payable under the Lease on such Payment Date over the Scheduled Amortization Amount payable under the Indenture on such Payment Date.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, or any successor law.

     "Event of Loss" shall have the meaning assigned thereto in Section 11.1 of
      -------------
the Lease.

     "Excepted Property" shall mean (i) all indemnity payments (including,
      -----------------
without limitation, payments pursuant to Section 7 of the Participation Agreement, payments under the Tax Indemnity Agreement and payments pursuant to Section [5.04 of the Intercreditor Agreement]) to which the Owner Participant, the Owner Trustee, in its individual capacity, or any of their respective successors, permitted assigns, directors, officers, employees, servants and agents is entitled pursuant to the Operative Agreements, (ii) any right, title or interest of the Owner Trustee, in its individual capacity, or the Owner Participant to any payment which by the terms of Section 17 of the Lease or any corresponding payment under Section 3.3 of the Lease shall be payable to or on behalf of the Owner Trustee, in its individual capacity, or to the Owner Participant, as the case may be, (iii) any insurance proceeds payable under insurance maintained by the Owner Trustee, in its individual capacity, or the Owner Participant pursuant to Section 12.5 of the Lease, (iv) any insurance proceeds payable to or on behalf of the Owner Trustee, in its individual capacity, or to the Owner Participant, under any public liability insurance maintained by the Lessee pursuant to Section 12 of the Lease (which shall include the amount of any self-insured retention paid by the Lessee) or by any other Person, (v) Transaction Costs or other amounts or expenses paid or payable to, or for the benefit of the Owner Trustee, in its individual capacity, or the Owner Participant pursuant to the Participation Agreement or the Trust Agreement, (vi) all right, title and interest of the Owner Participant or the Owner Trustee, in its individual capacity, in or relating to any portion of the Units and any other property (tangible or intangible), rights, titles or interests to the extent any of the foregoing has been released from the Lien of the Indenture pursuant to the terms thereof, (vii) upon termination of the Indenture pursuant to the terms thereof with respect to any Unit, all remaining amounts which shall have been paid or are payable by the Lessee and calculated on the basis of Stipulated Loss Value, (viii) any rights of the Owner Participant or the Owner Trustee, in its individual capacity, to demand, collect, sue for, or otherwise receive and enforce payment of the foregoing amounts, (ix) any amount payable to the Owner Participant by any Transferee as the purchase price of the Owner Participant's interest in the Trust Estate in compliance with the terms of the

Participation Agreement and the Trust Agreement and (x) the respective rights of the Owner Trustee, in its individual capacity, or the Owner Participant to the proceeds of and interest on the foregoing.

     "Excepted Rights" shall have the meaning assigned thereto in Section 5.11
      ---------------
of the Indenture.

     "Excluded Unit" shall mean, at any Payment Date, any Unit (i) for which the
      -------------
applicable Lease is to be terminated pursuant to Section 10 of the Lease on such Payment Date, (ii) which suffers an Event of Loss or a deemed Event of Loss under Section 9.1 of the Lease and is not replaced pursuant to Section 11.2(i) prior to or on such Payment Date, or (iii) which is to be purchased by the Lessee pursuant to Section 6.9 of the Participation Agreement or Section 22.1 of the Lease, as the case may be, on such Payment Date; provided that the principal amount of the Equipment Note or Notes which corresponds to the Equipment Cost of such Unit is to be prepaid in accordance with Section 2.10 of the Indenture on such Payment Date.

     "Existing Car Service Contracts" shall have the meaning assigned thereto in
      ------------------------------
the fourth recital clause of the Participation Agreement.

     "Extended Unit" shall have the meaning assigned thereto in Section 22.7 of
      -------------
the Lease.

     "Fair Market Rental Value" or "Fair Market Sales Value" with respect to any
      ------------------------      -----------------------
Unit, shall mean the cash rent or cash price obtainable for such Unit in an arm's length lease or sale between an informed and willing lessee or purchaser under no compulsion to lease or purchase, as the case may be, and an informed and willing lessor or seller, under no compulsion to lease or sell, as the case may be, as the same shall be specified by agreement between the Lessor and the Lessee. If the parties are unable to agree upon a Fair Market Rental Value and/or a Fair Market Sales Value within 30 days after delivery of notice by the Lessee pursuant to Section 22.2 of the Lease, or otherwise where such determination is required, within a reasonable period of time, such value shall be determined by appraisal. The Lessee will, within 15 days after such 30-day period, provide the Lessor with the name of an appraiser that would be satisfactory to the Lessee, and the Lessor and the Lessee shall consult with each other with the intent of selecting a mutually acceptable appraiser. If a mutually acceptable appraiser is selected, the Fair Market Rental Value or the Fair Market Sales Value, as the case may be, shall be determined by such appraiser, and the Lessee shall bear the cost thereof. If the Lessee and the Lessor are unable to agree upon a single appraiser within such 15-day period, two independent qualified appraisers, one chosen by the Lessee and one chosen by the Lessor shall jointly determine such value, and the Lessor shall bear the cost of the appraiser selected by the Lessor, and the Lessee shall bear the cost of the appraiser selected by the Lessee. If such appraisers cannot agree on the amount of such value within 15 days of appointment, one independent qualified appraiser shall be chosen by the American Arbitration Association. All three appraisers shall make a determination within a period of 15 days following appointment, and shall promptly communicate such determination in writing to the Lessor and the Lessee. If there shall be a panel of three appraisers, the three appraisals shall be averaged, and such average shall be the Fair Market Rental Value or Fair

Market Sales Value, as the case may be. The determination made shall be conclusively binding on both the Lessor and the Lessee. If there shall be a panel of three appraisers, the Lessee and the Lessor shall equally share the cost of the third appraiser. If such appraisal is pursuant to Section 6.1(e) of the Lease or is in connection with the exercise of remedies set forth in Section 15 of the Lease, the Lessee shall pay the costs of such appraisal. Notwithstanding any of the foregoing, for the purposes of Section 15 of the Lease, the Fair Market Rental Value or the Fair Market Sales Value, as the case may be, shall be zero with respect to any Unit if the Lessor is unable to recover possession of such Unit in accordance with the terms of paragraph (b) of
Section 15.1 of the Lease.

     "FRA" shall mean the Federal Railroad Administration or any successor
      ---
thereto.

     "Functional Group" shall mean each and all of the various groups of Units
      ----------------
so designated in Schedule 1 to the Participation Agreement.

     "GATC" shall mean General American Transportation Corporation, a New York
      ----
corporation.

     "GATC Assignment" shall mean the assignment by GATC to the Lessee of the
      ---------------
Existing Car Service Contracts on the Closing Date.

     "GATC Bill of Sale" shall mean the Bill of Sale, dated the Closing Date and
      -----------------
executed and delivered by GATC pursuant to the Transfer and Contribution Agreement, conveying the Equipment to the Lessee.

     "Hazardous Substances" shall mean any hazardous or toxic substances,
      --------------------
materials or wastes, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR (S) 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR (S) 302.4), or such substances, materials and wastes which are or become regulated under any applicable local, state or federal law or the equivalent under applicable foreign laws including, without limitation, any materials, waste or substance which is (a) petroleum, (b) asbestos, (c) polychlorinated biphenyls, (d) defined as a "hazardous material," "hazardous substance" or "hazardous waste" under applicable local, state or federal law or the equivalent under applicable foreign laws, (e) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act of 1977,
(f) defined as "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act of 1976, or (g) defined as "hazardous substances" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980.

     "Incentive Component" shall have the meaning assigned thereto in Section
      -------------------
5.3 of the Management Agreement.

     "Indemnified Person" shall have the meaning assigned thereto in Section
      ------------------
7.2(b) of the Participation Agreement.

     "Indenture" or "Trust Indenture" shall mean the Trust Indenture and
      ---------      ---------------
Security Agreement (1998-1), dated as of August 1, 1998 between the Owner Trustee, in the capacities described therein, and the Indenture Trustee. The term "Indenture" shall include, except where the context otherwise requires,
      ---------
each Indenture Supplement entered into pursuant to the terms of the Indenture.

     "Indenture Default" shall mean an Indenture Event of Default or an event
      -----------------
which, with notice or the passage of time or both, would become an Indenture Event of Default.

     "Indenture Estate" shall have the meaning assigned thereto in the Granting
      ----------------
Clause of the Indenture.

     "Indenture Event of Default" shall have the meaning assigned thereto in
      --------------------------
Section 4.1 of the Indenture.

     "Indenture Investment" shall mean any obligation issued or guaranteed by
      --------------------
the United States of America or any of its agencies for the payment of which the full faith and credit of the United States of America is pledged and with a final maturity on or before the date which is the earlier of (a) ninety days from the date of purchase thereof and (b) the first Payment Date occurring after the date of purchase thereof.

     "Indenture Supplement" shall mean an Indenture Supplement (1998-1) dated
      --------------------
the Closing Date or the date that any Replacement Unit is subjected to the Lien of the Indenture, substantially in the form of Exhibit A to the Indenture, between the Owner Trustee, in the capacities described therein, and the Indenture Trustee, covering the Units delivered on the Closing Date or such Replacement Unit, as the case may be. A "related" Indenture Supplement, when
                                          -------
used with respect to any Unit or Units, shall mean the Indenture Supplement under which such Unit or Units is or are included in the Indenture Estate.

     "Indenture Trustee" shall mean The First National Bank of Chicago, a
      -----------------
national banking association, as trustee under the Indenture and any successor institution.

     "Indenture Trustee Agreements" shall mean the Operative Agreements to which
      ----------------------------
the Indenture Trustee is or will be a party.

     "Inflation Factor" means, with respect to any calendar year, the quotient
      ----------------
(expressed as a decimal) obtained by dividing (i) the PPI published in respect of the most recently ended calendar year (the "New Year"), by (ii) the PPI published in respect of the calendar year immediately preceding the New Year. "PPI", for purposes hereof, means, with respect to any calendar year or any
 ---
period during any calendar year, the "Producer Price Index" applicable to the capital equipment sector as published by the Bureau of Labor Statistics for the United States Department of Labor. If the PPI shall be converted to a different standard reference base or otherwise revised after the date hereof, PPI shall thereafter be calculated with use of such new or revised statistical measure published by the Bureau of Labor Statistics or, if not so published, as may be published by any other reputable publisher of such price index selected by the Manager.

     "Initial Manager" shall mean GATC.
      ---------------

     "Insurance Agreement" shall mean the Insurance Agreement dated as of August
      -------------------
1, 1998 between the Lessee and GATC.

     "Insurance Letter" shall mean that certain letter dated August __, 1998
      ----------------
(1998-1) from the Lessee and the Manager to the Owner Trustee, which contains the acknowledgment and consent of the Owner Participant, the Pass Through Trustee and the Indenture Trustee.

     "Insurance Manager" shall have the meaning assigned thereto in the
      -----------------
Insurance Agreement.

     "Interchange Rules" shall mean the interchange rules or supplements thereto
      -----------------
of the AAR, as the same may be in effect from time to time.

     "Intercreditor Agreement" shall mean the Collateral Agency and
      -----------------------
Intercreditor Agreement dated as of August 1, 1998 among the Lessee, the Collateral Agent, the Owner Trustee, the Indenture Trustee, GATC, as Manager, GATC, as Insurance Manager and certain other Persons.

     "Investment Banker" shall mean an independent investment banking
      -----------------
institution of national standing appointed by the Lessee or, if the Indenture Trustee does not receive notice of such appointment at least ten days prior to a scheduled prepayment date or if a Lease Event of Default under the Lease shall have occurred and be continuing, appointed by the Indenture Trustee.

     "Late Payment Interest" shall mean (i) in the case of the Accumulated
      ---------------------
Equity Deficiency Amount, interest at the Late Rate, (ii) in the case of that portion of any overdue payment of Stipulated Loss Value or Termination Value that is in excess of the principal amount of the Equipment Notes then outstanding and which are allocated to the Units with respect to which such payment is made, interest at the Late Rate, (iii) in the case of a portion of overdue Basic Rent equal to any Payment Deficiency, interest at a rate equal to the sum of the Debt Rate and the rate specified in the definition of "Late Payment Premium," (iv) in the case of any interest referred to in clause (iii) of this definition or any Late Payment Premium that is overdue, interest at the rate specified in the definition of "Late Payment Premium," and (v) in respect of any other overdue amount, including, without limitation, in the case of the Equipment Notes and Basic Rent in respect thereof, interest at the Default Rate.

     "Late Payment Premium" shall mean, with respect to any Payment Deficiency
      --------------------
to which a Late Payment Premium is payable on a Payment Date, an amount of interest (computed on the basis of a 360-day year of twelve 30-day months) on the Payment Deficiency, for the period from and including the Payment Date immediately preceding such Payment Date to but excluding such Payment Date, at a rate equal to 1.5% per annum.

     "Late Rate" shall mean an interest rate per annum equal to the Debt Rate
      ---------
plus 1.5% per annum.

     "Lease" or "Lease Agreement" or "Equipment Lease" shall mean the Equipment
      -----      ---------------      ---------------
Lease Agreement (1998-1), relating to the Equipment, dated as of August 1, 1998, between the Owner Trustee, in the capacities described therein, as Lessor, and the Lessee. The term "Lease" shall, except where the context otherwise
                       -----
requires, include each Lease Supplement entered into pursuant to the terms of the Lease.

     "Lease Default" shall mean a Lease Event of Default or an event which, with
      -------------
notice or passage of time or both, would become a Lease Event of Default.

     "Lease Event of Default" shall have the meaning assigned thereto in Section
      ----------------------
14 of the Lease.

     "Lease Supplement" shall mean a Lease Supplement (1998-1), dated the
      ----------------
Closing Date or the date that any Replacement Unit is subjected to the Lease, substantially in the form of Exhibit A to the Lease, between the Lessor and the Lessee, covering the Units delivered on the Closing Date or such Replacement Unit, as the case may be. A "related" Lease Supplement, when used with respect
                              -------
to any Unit or Units, shall mean the Lease Supplement under which such Unit or Units is or are leased.

     "Lease Term" shall mean, with respect to any Unit, the Basic Term
      ----------
applicable to such Unit and any Renewal Term applicable to such Unit then in effect.

     "Lessee Agreements" shall mean the Operative Agreements to which the Lessee
      -----------------
is or will be a party.

     "Lessor" shall have the meaning assigned thereto in the recitals to the
      ------
Lease.

     "Lessor's Lien" means any Lien affecting, on or in respect of, the
      -------------
Equipment, the Lease or any other part of the Trust Estate arising as a result of (i) claims against the Lessor (in its individual capacity or as Owner Trustee) or the Owner Participant, in each case unrelated to the transactions contemplated by the Operative Agreements, or (ii) acts or omissions of the Lessor (in its individual capacity or as Owner Trustee) or the Owner Participant, in each case unrelated to the transactions contemplated by the Operative Agreements or in breach of any covenant or agreement of such Person set forth in any of the Operative Agreements, or (iii) taxes imposed against the Lessor (in its individual capacity or as Owner Trustee) or the Owner Participant or the Trust Estate which are not required to be indemnified against by the Lessee pursuant to the Participation Agreement or under the Tax Indemnity Agreement.

     "Lien" shall mean any mortgage, pledge, security interest, lien,
      ----
encumbrance, lease, disposition of title or other charge of any kind on property.

     "Limited Use Property" shall have the meaning set forth in Rev. Proc. 76-
      --------------------
30, 1976-2 C.B. 647.

     "Loan Participant" shall mean and include each registered holder from time
      ----------------
to time of an Equipment Note issued under the Indenture, including, so long as it holds any Equipment Notes issued thereunder, the Pass Through Trustee under the Pass Through Trust Agreement.

     "Loan Participant's Commitment" shall have the meaning assigned thereto in
      -----------------------------
Section 2.2(b) of the Participation Agreement.

     "Lockbox" shall have the meaning assigned thereto in Section 6.2(a) of the
      -------
Management Agreement.

     "Lockbox Agreement" shall mean the agreement by and between GATC, as
      -----------------
Trustee for itself, individually, General American Railcar Corporation II, and the Lockbox Bank.

     "Lockbox Bank" shall have the meaning assigned thereto in Section 6.2(a) of
      ------------
the Management Agreement.

     "Majority In Interest" shall mean, as of a particular date of determination
      --------------------
and with respect to any action or decision of the holders of the Equipment Notes, the holders of more than 50% of the aggregate unpaid principal amount of the Equipment Notes, if any, then outstanding which are affected by such decision or action, excluding any Equipment Notes held by the Owner Participant or the Lessee or an Affiliate of the Owner Participant or the Lessee unless all Equipment Notes are so held.

     "Make-Whole Amount" shall mean, with respect to the principal amount of any
      -----------------
Equipment Note to be prepaid on any prepayment date, the amount which the Investment Banker determines as of the third Business Day prior to such prepayment date to equal the product obtained by multiplying (a) the excess, if any, of (i) the sum of the present values of all the remaining scheduled payments of principal and interest, based upon Scheduled Amortization, from the prepayment date to the Scheduled Maturity Date of such Equipment Note, discounted monthly on the day of each month at a rate equal to the Treasury Rate plus [.15]%, based upon a 360-day year of twelve 30-day months, over (ii) the aggregate unpaid principal amount of such Equipment Note , based upon Scheduled Amortization, plus any accrued but unpaid interest thereon by (b) a fraction, the numerator of which shall be the aggregate unpaid principal amount of such Equipment Note to be prepaid on such prepayment date and the denominator of which shall be the aggregate unpaid principal amount of such Equipment Note; provided that the aggregate unpaid principal amount of such Equipment Note for
--------
the purpose of clause (a)(ii) and (b) of this definition shall be determined after deducting the principal installment, if any, due on such prepayment date.

     "Management Agreement" shall mean the Operation, Maintenance, Servicing and
      --------------------
Remarketing Agreement dated as of August 1, 1998 between the Company and the Manager.

     "Management Fee" shall have the meaning assigned thereto in Section 5.1 of
      --------------
the Management Agreement.

     "Manager" shall mean General American Transportation Corporation, a New
      -------
York corporation, and any Successor Manager under the Management Agreement.

     "Manager Agreements" shall mean the Operative Agreements to which the
      ------------------
Manager is or is to be a party.

     "Manager's Cost" shall have the meaning assigned thereto in Section 5.4(a)
      --------------
of the Management Agreement.

     "Manager's Fleet" shall have the meaning assigned thereto in Section 2.2(j)
      ---------------
of the Management Agreement.

     "Marks Company" shall have the meaning assigned thereto in Section 6.4 of
      -------------
the Management Agreement.

     "Minimum Units" shall mean 100 Units (or, if less than 100 Units are then
      -------------
subject to the Lease or being stored pursuant to the terms of the Lease, all Units).

     "Modification" shall have the meaning assigned thereto in Section 9.2 of
      ------------
the Lease.

     "Net Economic Return" shall mean the anticipated net after-tax yield and
      -------------------
total after-tax cash flow expected by the original Owner Participant with respect to the Equipment (both through the Early Purchase Date and the Basic Term Expiration Date), utilizing the multiple investment sinking fund method of analysis and the same assumptions as used by such Owner Participant in making the computations of Basic Rent, Stipulated Loss Value and Termination Value, terms of Equipment Notes and Early Purchase Price initially set forth in Schedules 3, 4, 5 and 6 to the Participation Agreement.

     "Non-Shared Payments Account" shall be the Account specified in Section 3.1
      ---------------------------
of the Intercreditor Agreement.

     "Non-Severable Modification" shall mean any Modification that is not
      --------------------------
readily removable without impairing, other than in a de minimis respect, the
                                                     ----------
value, utility or remaining useful life of the Equipment or any Unit immediately prior to removal of such modification.

     "Notice of Delivery" shall have the meaning assigned thereto in Section
      ------------------
2.3(a) of the Participation Agreement.

     "Officer's Certificate" shall mean a certificate signed (i) in the case of
      ---------------------
a corporation, by the President, any Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of such corporation, (ii) in the case of a partnership, by the Chairman of the Board, the President or any Vice President, the Treasurer or an Assistant Treasurer of a corporate general partner, (iii) in the case of a commercial bank or trust company, by the Chairman or Vice Chairman of the Executive Committee or the Treasurer, any Trust Officer, any Vice President, any Executive or Senior or Second or Assistant Vice President, or any other officer or assistant officer customarily performing the functions similar to those performed by the persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject, and (iv) in the case of a limited liability company, any manager thereof and any President, Managing Director or Vice President thereof.

     "Operative Agreements" shall mean the Transfer and Contribution Agreement,
      --------------------
the GATC Bill of Sale, the Participation Agreement, the Bill of Sale, the Trust Agreement, the Pass Through Trust Agreement, the Pass Through Trust Supplements, the Pass Through Certificates, the Equipment Notes, the Lease, the Lease Supplements, the Indenture, the Indenture Supplements, the Tax Indemnity Agreement, the Intercreditor Agreement, the Purchase Agreement, the Management Agreement, the Insurance Agreement, the Insurance Letter and the Lockbox Agreement.

     ["Other Leases" means (i) the Equipment Lease Agreement (1998-2) dated as
       ------------
of August 1, 1998 between the Lessee and [Owner Trustee], not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of [_________], 1998 with [______________________], and (ii) the Equipment Lease
Agreement (1998-3) dated as of August 1, 1998 between the Lessee and [Owner Trustee], not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of [_____________], 1998 with [__________________].

     "Outside Renewal Date" shall have the meaning assigned thereto in Section
      --------------------
22.5 of the Lease.

     "Owner Participant" shall mean [Owner Participant], a [__________________],
      -----------------
and its successors and permitted assigns.

     "Owner Participant Agreements" shall mean the Operative Agreements to which
      ----------------------------
the Owner Participant is or will be a party.

     ["Owner Participant Parent Guarantee" shall mean that certain Guarantee
       ----------------------------------
(1998-1) dated as of August 1, 1998 executed by [Owner Participant Parent] in favor of the Lessee, GATC, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.]

     "Owner Participant's Commitment" shall have the meaning assigned thereto in
      ------------------------------
Section 2.2(a) of the Participation Agreement.

     "Owner Trustee" shall mean [Owner Trustee,] not in its individual capacity
      -------------
but solely as Owner Trustee under the Trust Agreement and its successors thereunder.

     "Owner Trustee Agreements" shall mean the Operative Agreements to which the
      ------------------------
Owner Trustee, either in its individual or fiduciary capacity, is or will be a party.

     ["Owner Trustee Parent Guarantee" shall mean that certain Guarantee (1998-
       ------------------------------
1) dated as of August 1, 1998 executed by Owner Trustee Parent, in favor of the Lessee, GATC, the Owner Participant, the Indenture Trustee and the Pass Through Trustee.]

     "Parent" means GATX Corporation, a New York corporation.
      ------

     "Participants" shall mean, collectively, the Loan Participant and the Owner
      ------------
Participant.

     "Participation Agreement" shall mean the Participation Agreement (1998-1)
      -----------------------
dated as of August 1, 1998, among the Lessee, the Manager, the Pass Through Trustee, the Owner Participant, the Owner Trustee and the Indenture Trustee.

     "Pass Through Certificates" or "Certificates" shall mean the Pass Through
      -------------------------      ------------
Certificates issued pursuant to each of the Pass Through Trust Supplements and the Pass Through Trust Agreement.

     "Pass Through Trust Agreement" shall mean the Pass Through Trust Agreement,
      ----------------------------
dated as of August 1, 1998, between the Lessee and the Pass Through Trustee.

     "Pass Through Trust Estate" shall mean the Trust (as defined in the Pass
      -------------------------
Through Trust Agreement) created by the Pass Through Trust Supplement.

     "Pass Through Trust Supplement" shall mean Trust Supplement No. 1 dated
      -----------------------------
______________, 1998 between the Lessee and the Pass Through Trustee, which supplements the Pass Through Trust Agreement (i) by creating a separate trust for the holders of certain Pass Through Certificates, (ii) by authorizing the issuance of such Pass Through Certificates and (iii) by establishing the terms of such Pass Through Certificates.

     "Pass Through Trustee" shall mean The First National Bank of Chicago, in
      --------------------
its capacity as trustee under the Pass Through Trust Agreement, as supplemented by the Pass Through Trust Supplements, and each other Person which may from time to time act as successor trustee under the Pass Through Trust Agreement, as supplemented by the Pass Through Trust Supplement.

     "Pass Through Trustee Agreements" shall mean the Operative Agreements to
      -------------------------------
which the Pass Through Trustee is or will be a party.

     "Payment Account" shall have the meaning assigned thereto in Section 6.4(c)
      ---------------
of the Indenture.

     "Payment Date" shall mean the __ day of each month through and including
      ------------
the Rated Maturity Date, commencing ___________, 1998, provided that if any such date shall not be a Business Day, then "Payment Date" shall mean the next
                                        ------------
succeeding Business Day; provided, however, that interest and Late Payment
                         --------  -------
Premium payable on such Payment Date, and all other calculations as of such Payment Date, shall be computed as of the date which would have been a Payment Date if such date were a Business Day.

     "Payment Deficiency" shall have the meaning assigned thereto in Section 2.2
      ------------------
of the Indenture.

     "Permitted Liens" shall mean:  (i) the interests of the Lessee and the
      ---------------
Owner Trustee under the Lease and the Lease Supplements; (ii) the interest of the Lessee and any sublessee as provided in any Permitted Sublease; (iii) any Liens for taxes, assessments, levies, fees and other governmental and similar charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings so long as there exists no material risk of sale, forfeiture, loss, or loss of or interference with use or possession of any Unit or interference with the payment of Rent; (iv) any Liens of mechanics, suppliers, materialmen, laborers, employees, repairmen and other like Liens arising in the ordinary course of Lessee's (or if a sublease is then in effect, any sublessee's) business securing obligations which are not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings so long as there exists no material risk of sale, forfeiture, loss, or loss of or interference with use or possession of any Unit or interference with the payment of Rent; (v) the Lien granted to the Indenture Trustee under and pursuant to the Indenture, and the respective rights of the Loan Participant, the Indenture Trustee, the Owner Participant and the Owner Trustee under the Operative Agreements; (vi) Liens arising out of any judgment or award against the Lessee (or any sublessee permitted pursuant to Section 8.3 of the Lease) with respect to which an appeal or proceeding for review is being presented in good faith and for the payment of which adequate reserves have been provided as required by generally accepted accounting principles or other appropriate provisions have been made and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review and there exists no material risk of sale, forfeiture, loss, or loss of or interference with the use or possession of any Unit or any interest therein or interference with the payment of Rent, and (vii) salvage rights of insurers under insurance policies maintained pursuant to Section 12 of the Lease.

     "Permitted Subleases" shall have the meaning assigned thereto in Section
      -------------------
8.3 of the Lease.

     "Person" shall mean an individual, partnership, limited liability company,
      ------
corporation, trust, association or unincorporated organization, and a government or agency or political subdivision thereof.

     "Premium" shall mean any Make-Whole Amount and any Late Payment Premium
      -------
payable pursuant to the Indenture.

     "Prepaid Amount" shall mean, at any Payment Date, the aggregate principal
      --------------
amount that was prepaid, if any, pursuant to Section 2.10 of the Indenture prior to and including such Payment Date.

     "Prepayment" shall mean a prepayment of outstanding principal under the
      ----------
Equipment Notes in accordance with Section 2.10 of the Indenture at any Payment Date.

     "Prepayment Multiplier" shall mean, at any Payment Date, a fraction, the
      ---------------------
numerator of which shall be the aggregate Equipment Cost of all Units then included in the Indenture Estate as of such Payment Date (excluding the Equipment Cost of any Excluded Unit) and the denominator of which shall be the aggregate Equipment Cost of all Units originally included in the Indenture Estate as of the Closing Date.

     "Pricing Date" shall mean the date on which the Purchase Agreement is
      ------------
executed and delivered by the Lessee and the Underwriters.

     "Projected Coverage Ratio" as of any Calculation Date (as defined in the
      ------------------------
Intercreditor Agreement), shall mean the ratio of (i) the sum of projected Available Amounts (as defined in the Intercreditor Agreement) for the six-month period immediately succeeding such Calculation Date to (ii) the sum of Basic Rent due or to become due and payable on the six consecutive Rent Payment Dates which occur following such Calculation Date, as such amounts are certified to by an officer's certificate signed by an authorized representative of each of the Company and the Manager.

     "Prospectus" shall mean the Prospectus dated August __, 1998 relating to
      ----------
the offering of the Pass Through Certificates.

     "Rated Amortization" shall mean the amount of principal of the Equipment
      ------------------
Notes specified for each Payment Date set forth in Annex A to the Indenture.

     "Rated Amortization Amount" shall mean, at any Payment Date, the excess, if
      -------------------------
any, of (i) the product of (A) the sum of all amounts specified in Annex A to the Indenture as Rated Amortization opposite the respective dates occurring on or before such Payment Date and (B) the Prepayment Multiplier, over (ii) the sum of the Adjusted Payment Amount for each Adjusted Principal Period prior to such Payment Date.

     "Rated Maturity Date" shall mean ____________, 20__.
      -------------------

     "Rated Obligations Due" shall mean, at any Payment Date, the sum of (a) the
      ---------------------
Rated Amortization Amount at such Payment Date plus (b) accrued and unpaid
                                               ----
Regular Interest that is due and payable on such Payment Date (computed on the basis of [a 360-day year of twelve 30-day months]).

     "Rating Agencies" shall mean, at any time, Standard & Poor's Ratings Group,
      ---------------
a division of McGraw Hill, Inc. and Moody's Investors Service, Inc., or any successor to any such corporation's business of rating securities which is then providing a rating for the Pass Through Certificates.

     "Refunding Date" shall have the meaning assigned thereto in Section 10.2(a)
      --------------
of the Participation Agreement.

     "Regular Interest" shall mean interest on the unpaid portions of the
      ----------------
principal amounts of the outstanding Equipment Notes (computed on the basis of [a 360-day year of twelve 30-day months]).

     "Reimbursable Services" shall have the meaning assigned thereto in Section
      ---------------------
5.4 of the Management Agreement.

     "Related Indemnitee Group" shall have the meaning assigned thereto in
      ------------------------
Section 7.2(b) of the Participation Agreement.

     ["Related Transactions" shall mean the additional leveraged lease
       --------------------
transactions evidenced by the Other Leases and with respect to which the Pass Through Trustee has agreed to acquire the related equipment notes.]

     "Remaining Weighted Average Life" shall mean, with respect to any date of
      -------------------------------
prepayment or any date of determination of any Equipment Note, the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining principal payment on such Equipment Note (assuming that after such date, principal payments are made only in the Scheduled Amortization Amounts) by (ii) the number of days from and including the prepayment date or date of determination to but excluding the scheduled payment date of such principal payment by (b) the unpaid principal amount of such Equipment Note.

     "Renewal Term" shall mean, with respect to any Unit, any term in respect of
      ------------
which the Lessee shall have exercised its option to renew the Lease for such Unit pursuant to Section 22.4 thereof, [including any Fixed Rate Renewal Term] or in respect of which the Lease Term has been deemed to have been renewed as provided in Section 22.7 of the Lease.

     "Rent" shall mean all Basic Rent and Supplemental Rent.
      ----

     "Rent Payment Date" or "Payment Date" shall mean the [__] day of each month
      -----------------      ------------
occurring during the Lease Term, commencing [_____________], 1998, provided that if any such date shall not be a Business Day, then "Rent Payment Date" or "Payment Date" shall mean the next succeeding Business Day.

     "Replacement Unit" shall mean a covered hopper car or tank car, as the case
      ----------------
may be, which shall have been leased under the Lease pursuant to Section 11.4 of the Lease.

     "Required Modification" shall have the meaning assigned thereto in Section
      ---------------------
9.1 of the Lease.

     "Responsible Officer" shall mean, with respect to the subject matter of any
      -------------------
covenant, agreement or obligation of any party contained in any Operative Agreement, the President, or any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or other officer, who in the normal performance of his or her operational responsibility would have knowledge of such matter and the requirements with respect thereto; and when used in connection with the Lessee, "Responsible Officer" shall include any such officer of the Manager or the Insurance Manager acting on behalf of the Lessee under the Management Agreement or the Insurance Agreement, as the case may be.

     "Scheduled Amortization" shall mean the amount of principal of the
      ----------------------
Equipment Notes specified for each Payment Date set forth in Annex B to the Indenture.

     "Scheduled Amortization Amount" shall mean, at any Payment Date, the
      -----------------------------
excess, if any, of (i) the product of (A) the sum of all amounts specified in Annex B to the Indenture as Scheduled Amortization opposite the respective dates occurring on or before such Payment Date and (B) the Prepayment Multiplier, over
(ii) the sum of the Adjusted Payment Amount for each Adjusted Principal Period prior to such Payment Date.

     "Scheduled Obligations Due" shall mean, at any date, an amount equal to the
      -------------------------
excess, if any, of (i) the Scheduled Amortization Amount at such date over (ii) the Rated Amortization Amount at such date.

     "Scheduled Closing Date" shall have the meaning assigned thereto in Section
      ----------------------
2.7(b) of the Participation Agreement.

     "Security" shall have the meaning assigned thereto in Section 2(1) of the
      --------
Securities Act of 1933, as amended.

     "Services Standard" shall have the meaning assigned thereto in Section 2.2
      -----------------
of the Management Agreement.

     "Servicing Agreement" shall mean the Management and Servicing Agreement
      -------------------
dated as of [___________, 1998] between GATC and the Marks Company.

     "Severable Modification" shall mean any Modification that is readily
      ----------------------
removable without causing material damage to the Equipment or any Unit and without diminishing, other than in a de minimis respect, the value, utility or
                                     ----------
useful life of such Unit below the value, utility or useful life of such Unit immediately prior to such Modification, assuming that such Unit was then in the condition required to be maintained by the terms of the Lease.

     "Special Purchase Defeasance" shall mean, with respect to any election by
      ---------------------------
the Lessee to purchase Units under Section 22.1 or 22.3 of the Lease, the deposit by the Lessee with the Indenture Trustee prior to the date as of which the Lessor shall have declared the Lease to be in default as a result of a Lease Event of Default under Section 14(c), 14(d), 14(e), 14(f) or 14(i) of the Lease (in circumstances where such Lease Event of Default occurs after the date of the Lessee's notice to purchase under Section 22.1 or 22.3 but before the Early Purchase Date or the expiration of the Basic Term or any Renewal Term, as applicable), of an amount sufficient to pay (i) the Early Purchase Price, together with all other amounts due and owing by the Lessee under the Operative Agreements, with respect to those Units which the Lessee has elected to purchase on the Early Purchase Date under Section 22.1 of the Lease, or (ii) the Fair Market Sales Value or Basic Term Purchase Price, together with all other amounts due and owing by the Lessee under the Operative Agreements, with respect to those Units which the Lessee has elected to purchase at the expiration of the Basic Term or any Renewal Term, as applicable, under Section 22.3 of the Lease. All amounts deposited by the Lessee with the Indenture Trustee in connection with a Special Purchase Defeasance shall be held and invested by the Indenture Trustee in accordance with Section 6.4(b) of the Indenture pending consummation of the purchase of the related Units on the Early Purchase Date or upon the expiration of the Basic Term or the related Renewal Term, as applicable.

     "Specified Investments" (i) direct obligations of, and obligations fully
      ---------------------
guaranteed as to timely payment by, the United States of America (having remaining maturities of no more than the number of remaining days until the next Monthly Transfer Date), (ii) commercial paper (having remaining maturities of no more than the number of days remaining until the next [Monthly Transfer Date] having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in its highest investment category),
(iii) a Guaranteed Investment Contract (a "GIC") from an [Acceptable GIC]
                                           ---
provider, (iv) a GIC provided by GATX, provided that such obligations are supported by an [Acceptable Letter of Credit], (v) investments in funds rated in the highest investment category by each Rating Agency and (vi) repurchase agreements and similar short term instruments.

     "STB" shall mean the Surface Transportation Board of the United States
      ---
Department of Transportation, or any successor thereto.

     "Stipulated Loss Value" for any Unit as of any date of determination shall
      ---------------------
mean the amount determined by multiplying the Equipment Cost for such Unit by the percentage set forth in Schedule 4 to the Participation Agreement opposite the Rent Payment Date on which such Stipulated Loss Value is being determined; provided that during any Renewal Term, "Stipulated Loss Value" shall be determined as provided in Section 22.6 of the Lease. Notwithstanding anything to the contrary contained in the Lease or in the Participation Agreement, Stipulated Loss Value for such Unit (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) will, under any circumstances and in any event, be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with an Event of Loss, will be at least sufficient to pay in full as of the date of payment thereof the aggregate unpaid principal of the Equipment Notes issued in respect of such Unit, together with all unpaid interest, Late Payment Premium and Make-Whole Amount, if any, thereon accrued to the date on which such amount is paid in accordance with the terms hereof and all other amounts then due to the holders of the Equipment Notes.

     "Storage Period" shall have the meaning assigned thereto in Section
      --------------
6.1(c)(i) of the Lease.

     "Storage Period Commencement Date" shall have the meaning assigned thereto
      --------------------------------
in Section 6.1(c)(i) of the Lease.

     "Sublease Payments" shall mean all amounts paid or payable by or on behalf
      -----------------
of, or credited to, the Company under, or in respect of, a Car Service Contract, including, without limitation, all service charges, rentals, excess mileage charges, delivery costs reimbursed by the Customer and cancellation or penalty payments, as well as all amounts paid or payable by the Customer as reimbursement, indemnity, fees or commissions, or on account of assumed financial responsibility or liability or otherwise.

     "Sublessees" shall mean the lessees under Permitted Subleases.
      ----------

     "Subsidiary" of any Person shall mean any corporation, association, or
      ----------
other business entity of which more than 50% (as determined by reference to the total number of votes) of the voting stock outstanding at the time of determination shall at such time be owned, directly or indirectly, by such Person or by any other corporation, association or trust which is itself a Subsidiary within the meaning of this definition, or collectively by such Person and any one or more such Subsidiaries.

     "Successor Lockbox Trustee" shall have the meaning assigned thereto in
      -------------------------
Section 6.3 of the Management Agreement.

     "Successor Manager" shall have the meaning assigned thereto in Section 8.4
      -----------------
of the Management Agreement.

     "Super-Majority in Interest" as of a particular date of determination shall
      --------------------------
mean with respect to any action or decision of the holders of the Equipment Notes, the holders of 100% of the aggregate unpaid principal amount of the Equipment Notes, if any, then outstanding, excluding any Equipment Notes held by the Owner Participant or the Lessee or an Affiliate of the Owner Participant or the Lessee.

     "Supplemental Rent" shall mean all amounts, liabilities and obligations
      -----------------
(other than Basic Rent) which the Lessee is obligated to pay under the Operative Agreements to or on behalf of any of the other parties thereto, including, but not limited to, Termination Value and Stipulated Loss Value payments.

     "Tax Indemnitee" shall have the meaning assigned thereto in Section 7.1 of
      --------------
the Participation Agreement.

     "Tax Indemnity Agreement" shall mean the Tax Indemnity Agreement (1998-1)
      -----------------------
dated as of August 1, 1998 between GATC and the Owner Participant.

     "Taxes" shall have the meaning assigned thereto in Section 7.1(b) of the
      -----
Participation Agreement.

     "Terminated Units" shall have the meaning assigned thereto in Section 10.1
      ----------------
of the Lease.

     "Termination Date" shall have the meaning assigned thereto in Section 10.1
      ----------------
of the Lease.

     "Termination Value" for any Unit as of any date of determination shall mean
      -----------------
the amount determined by multiplying the Equipment Cost for such Unit by the percentage set forth in Schedule 4 to the Participation Agreement opposite the Rent Payment Date on which such Termination Value is being determined; provided
                                                                       --------
that during any Renewal Term, "Termination Value" shall be determined as provided in Section 22.6 of the Lease. Notwithstanding anything to the contrary contained in the Lease or in the Participation Agreement, Termination Value for such Unit (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) will, under any circumstances and in any event, be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with such termination, will be at least sufficient to pay in full as of the date of payment thereof the aggregate unpaid principal of the Equipment Notes issued in respect of such Unit, together with all unpaid interest, Late Payment Premium and Make-Whole Amount, if any, thereon accrued to the date on which such amount is paid in accordance with the terms thereof and all other amounts then due to the holders of the Equipment Notes.

     "Total Equipment Cost" shall mean the sum of the Equipment Costs for each
      --------------------
Unit.

     "Total Managed Fleet" shall mean the Manager's Fleet and the Company Fleet.
      -------------------

     "Transaction Costs" shall have the meaning assigned thereto in Section
      -----------------
2.5(a) of the Participation Agreement.

     "Transfer and Contribution Agreement" shall mean the Transfer and
      -----------------------------------
Contribution Agreement dated as of August 1, 1998 between GATC and the Company.

     "Transferee"  shall have the meaning assigned thereto in Section 6.1(a) of
      ----------
the Participation Agreement.

     "Treasury Rate" shall mean with respect to prepayment of each Equipment
      -------------
Note, a per annum rate (expressed as a monthly equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note, as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Equipment Note and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Equipment Note, in each case as published in the most recent H.15(519) (or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note is reported in the most recent H.15(519), as published in H.15(519)). H.15(519) means "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third Business Day preceding the scheduled prepayment date.

     "Trust" shall mean the trust created under the Trust Agreement.
      -----

     "Trust Agreement" shall mean that certain Trust Agreement (1998-1), dated
      ---------------
as of August 1, 1998, between the Owner Participant and [Owner Trustee].

     "Trust Estate" shall have the meaning assigned thereto in Section 2.2 of
      ------------
the Trust Agreement.

     "Trustee" shall mean each of the Owner Trustee, the Indenture Trustee or
      -------
the Pass Through Trustee, and "Trustees" shall mean the Owner Trustee, Indenture
                               --------
Trustee and the Pass Through Trustee, collectively.

     "Underwriters" shall mean Salomon Brothers Inc. and Morgan Stanley & Co.
      ------------
Incorporated.

     "Underwriting Agreement" shall mean that certain Purchase Agreement between
      ----------------------
the Lessee and the Underwriters, relating to the sale and purchase of the Pass Through Certificates.

     "Unit" shall mean each unit or item of Equipment.
      ----

     "Unit Monthly Fee" shall have the meaning assigned thereto in Section
      ----------------
5.2(b) of the Management Agreement.